UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22717

First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Address of principal executive offices)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund VI

Book 1

First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

First Trust S&P International Dividend Aristocrats ETF (FID)

First Trust BuyWrite Income ETF (FTHI)

First Trust Hedged BuyWrite Income ETF (FTLB)

First Trust Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance® ETF (AIRR)

First Trust Dorsey Wright Momentum and Dividend ETF (DDIV)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

Annual Report
For the Year Ended
September 30, 2020

First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2020

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2020.
The coronavirus (“COVID-19”) pandemic has been on the attack for over seven months now. Suffice it to say that we are anxiously awaiting a medical breakthrough that will help us better coexist with this virus, because there is a good chance the virus may never go away, according to experts. In late September 2020, Dr. Anthony Fauci, the leading infectious disease expert in the U.S., commented that COVID-19 vaccinations could begin as early as November or December of 2020. As it turns out, Dr. Fauci’s timeline may end up being close to spot-on. Pfizer and BioNTech reported on November 9, 2020, that they are the first health care companies to successfully demonstrate that a COVID-19 vaccine can be both effective and safe in Phase 3 clinical trials on humans, according to CNBC. While scientists are seeking a COVID-19 vaccine that is at least 75% effective, their vaccine efficacy rate has eclipsed 90%. Dr. Scott Gottlieb, a former Food & Drug Administration commissioner and member of Pfizer’s board, believes the vaccine, which entails two doses, could be available in limited scope by late December but widely available by the third quarter of 2021. The other breaking news in early November is that former Vice President Joe Biden appears to have defeated incumbent Donald Trump in the 2020 presidential election, though it has yet to be declared official as of November 10 due to one or potentially more state ballot recounts requested by the Trump Administration.
The virus does not appear to be going away on its own, as the President has predicted on several occasions. In fact, the medical community is concerned that a second wave may hit the U.S. during the upcoming flu season. Regardless of how things unfold in the months ahead, many pundits agree that the U.S. economy, which has made some positive strides in recent months, is going to require a few years to fully mend from the COVID-19 fallout. In September 2020, the Federal Reserve (the “Fed”) stated that it expects to hold short-term interest rates near zero until two things happen: (1) the U.S. unemployment rate is back to normal (around a 4.0% unemployment rate); and (2) inflation is running at or above 2.0%. Brian Wesbury, Chief Economist at First Trust Advisors L.P., notes that the Fed does not expect to achieve both goals until 2024. We believe that one of the Fed’s motivations in promoting a multi-year commitment to a near zero interest rate monetary policy is to incentivize risk-taking. By holding interest rates low, the Fed is essentially disincentivizing savings. Historically speaking, the Fed does not usually frontload this much guidance. Fed Chairman Jerome Powell has stated that he believes the economy is also in need of additional fiscal stimulus from Congress. While negotiations are underway, a deal for additional stimulus money has yet to be struck.
The 24/7 news cycle, as it is designed to do, is continuously spewing out a mixed bag of good and bad news. Election seasons only heighten it. Those of us who have worked in this industry for a long time often encourage investors, particularly those with long time horizons, to tune out the noise and stick to their respective plans. Think of it this way - due to the COVID-19 pandemic, the amount of negative news in 2020 has likely far outpaced the good, in my opinion, and yet the S&P 500® Index sits in positive territory. Securities markets also digest the newsfeed and then deliver a response in the form of performance results. Year-to-date through October 9, 2020, the S&P 500® Index posted a total return of 9.22%, according to Bloomberg. This is after factoring in its 33.8% virus-induced plunge from February 19, 2020, through March 23, 2020. What a shame if investors got spooked listening to the news and missed out on the upside. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2020
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign- Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The International Monetary Fund (“IMF”) reported that global gross domestic product growth was more upbeat than expected in both the second and third quarters of 2020, but also stated that the global economy is still a long way from full recovery, according to Business Insider. Kristalina Georgieva, managing director of the IMF, noted that a combined $12 trillion in fiscal stimulus from some major economies enabled the second and third quarters to exceed their growth estimates. The IMF believes that the approval and rollout of a coronavirus (“COVID-19”) vaccine and effective containment measures could accelerate a country’s recovery. On the flipside, further outbreaks and lockdowns could drive a nation’s economy back into a deep recession.
The economic fallout from the ongoing spread of COVID-19 had been a drag on global merger and acquisition activity (“M&A”) in the first half of 2020, according to Mergermarket. M&A activity is a useful barometer for gauging the overall business climate as it reflects the risk appetite of CEOs and executives, in our opinion. Mergermarket, however, reported that M&A activity picked up significantly in the third quarter of 2020. The value of deals announced totaled $891.4 billion, up from $372.2 billion in the second quarter of 2020 and up from the $677.4 billion registered in the third quarter of 2019. Year-to-date through September 30, 2020, total deal volume reached $1.86 trillion, down from $2.58 trillion over the same period in 2019.
Performance of Global Stocks and Bonds
With respect to U.S. equities, the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 15.15%, -2.16% and -8.29%, respectively, for the 12-month period ended September 30, 2020. Large-capitalization (“cap”) stocks continued to outperform their mid- and small-cap counterparts. Investors appear to be favoring larger, more well-capitalized companies amid the COVID-19 pandemic, in our opinion. Seven of the 11 sectors that comprise the S&P 500® Index were up on a total return basis. The top-performer was the Information Technology sector, up 47.23%, while the worst result by far came from the Energy sector, down 45.24%. As it turns out, technology companies were among the best suited to prosper under the work-from-home structure.
A Bloomberg survey of 18 equity strategists found that their average 2020 year-end price target for the S&P 500® Index was 3,286 as of September 16, 2020, according to its own release. The highest estimate was 3,650, while the lowest estimate was 2,800. Since the start of the year, the 2020 earnings estimate for the S&P  500® Index has been adjusted significantly lower, but the projection for 2021 is up notably. As of December 31, 2019, Bloomberg’s 2020 and 2021 consensus earnings growth estimates for the S&P  500® Index stood at 9.02% and 10.72%, respectively. As of October 2, 2020, those two estimates were -19.42% and 24.23%, respectively. Analysts are expecting a strong rebound in 2021.
Over the past 12 months, the MSCI World ex USA and the MSCI Emerging Markets Indices posted total returns of 0.16% (USD) and 10.54% (USD), respectively, according to Bloomberg. The Bloomberg Barclays Global Aggregate Index of higher quality debt posted a total return of 6.24% (USD), while the Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt rose by 4.35% (USD), according Bloomberg. Over that same period, the U.S. dollar declined by 5.52% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The decline in the dollar likely had a positive influence on the performance of these four foreign stock indices, in our opinion.
In the U.S. bond market, the top-performing major debt group we track was a combination of government and investment-grade corporate bonds. The Bloomberg Barclays U.S. Aggregate Index posted a total return of 6.98% for the 12-month period ended September 30, 2020. The worst-performing U.S. debt group that we track was high yield corporate bonds, though it finished in positive territory. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 3.25%. The yield on the benchmark 10-Year Treasury Note (T-Note) declined by 98 basis points in the period to close at 0.69% on September 30, 2020, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.21% for the 10-year period ended September 30, 2020.

Fund Performance Overview (Unaudited)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
The First Trust NASDAQ Technology Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ Technology Dividend IndexSM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “TDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index includes up to 100 technology and telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a technology or telecommunications company under the Industry Classification Benchmark and have a minimum market capitalization of $500 million. The Index may include U.S.-listed securities of non-U.S. companies, including companies located in emerging market countries.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/20	5 Years Ended 9/30/20	Inception (8/13/12) to 9/30/20	5 Years Ended 9/30/20	Inception (8/13/12) to 9/30/20
Fund Performance
NAV	11.91%	15.41%	13.04%	104.72%	170.87%
Market Price	11.80%	15.44%	13.03%	105.01%	170.66%
Index Performance
NASDAQ Technology Dividend IndexSM	12.67%	16.16%	13.78%	111.53%	185.62%
S&P 500® Index	15.15%	14.15%	13.66%	93.80%	183.21%
S&P 500® Information Technology Index	47.23%	27.18%	21.31%	232.78%	381.21%
(See Notes to Fund Performance Overview on page 32.)
The Fund generated a net asset value (“NAV”) return of 11.91% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 15.15%. The Information Technology sector received the largest weight in the Fund with a 79.0% allocation. This sector also generated the largest contribution to the Fund’s return at 18.2% for the period. The largest negative contribution to the Fund’s return could be found within the Communication Services sector which produced a -5.4% contribution to return for the period. On a relative basis, the Fund underperformed the Benchmark. The largest contribution to relative underperformance came from the Communication Services sector at -8.4%, with much of that impact resulting from the Fund’s security selection within the sector. The Fund’s relative underperformance was partially reduced by the Fund’s 3.1% relative outperformance from having no allocation to the poor-performing Financials sector.

Nasdaq® and NASDAQ Technology Dividend IndexSM (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ Technology Dividend Index Fund (TDIV) (Continued)
Sector Allocation	% of Total Investments
Information Technology	77.9%
Communication Services	20.6
Industrials	1.1
Health Care	0.4
Consumer Discretionary	0.0% *
Total	100.0%

*	Amount is less than 0.05%.
Top Ten Holdings	% of Total Investments
International Business Machines Corp.	8.2%
Intel Corp.	8.0
Cisco Systems, Inc.	7.7
Microsoft Corp.	7.7
Apple, Inc.	7.4
Broadcom, Inc.	4.3
Oracle Corp.	4.3
Texas Instruments, Inc.	4.1
QUALCOMM, Inc.	4.1
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2.9
Total	58.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2015 through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	121	0	0	0
10/1/16 – 9/30/17	160	0	0	0
10/1/17 – 9/30/18	174	0	0	0
10/1/18 – 9/30/19	156	5	0	0
10/1/19 – 9/30/20	154	1	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	132	0	0	0
10/1/16 – 9/30/17	91	0	0	0
10/1/17 – 9/30/18	77	0	0	0
10/1/18 – 9/30/19	87	3	0	0
10/1/19 – 9/30/20	98	0	0	0

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV)
The Multi-Asset Diversified Income Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the NASDAQ US Multi-Asset Diversified Income IndexSM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “MDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts, real estate investment trusts (“REITs”), preferred securities, master limited partnerships (“MLPs”) and exchange-traded fund (“ETF”) that comprise the Index. The Index allocates 20% of its weight to the equity securities segment, 20% of its weight to the REIT segment, 20% of its weight to the preferred securities segment, 20% of its weight to the MLP segment and 20% of its weight to the high yield corporate bond segment. The ETF in which the Fund invests may be advised by First Trust Advisors L.P.
The Index is designed to provide exposure to five asset segments, each selected to result in a consistent and high yield for the Index. The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/20	5 Years Ended 9/30/20	Inception (8/13/12) to 9/30/20	5 Years Ended 9/30/20	Inception (8/13/12) to 9/30/20
Fund Performance
NAV	-21.89%	0.07%	1.24%	0.35%	10.54%
Market Price	-22.05%	0.03%	1.22%	0.15%	10.38%
Index Performance
NASDAQ US Multi-Asset Diversified Income IndexSM	-21.58%	0.67%	1.88%	3.39%	16.38%
S&P 500® Index	15.15%	14.15%	13.66%	93.80%	183.21%
Dow Jones U.S. Select DividendTM Index*	-16.18%	6.40%	8.54%	36.37%	94.66%
(See Notes to Fund Performance Overview on page 32.)
The Fund generated a NAV return of -21.89% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 15.15%. The High Yield Corporate Debt sleeve had the greatest contribution to the Fund’s return and was the only sleeve with a positive contribution to return in the Fund with a 0.5% contribution to the Fund’s performance during period covered by this report. The REIT sleeve caused the greatest drag on the Fund’s performance with a -9.3% contribution to the Fund’s return. On a relative basis, the Fund underperformed the Benchmark. The significant underperformance for the Fund was caused largely by -10.3% of underperformance derived from the allocation to the MLP sleeve as well as -8.4% due to the selection effect in the allocation to domestic equity.

*	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and NASDAQ US Multi-Asset Diversified Income IndexSM (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV) (Continued)
Sector Allocation	% of Total Investments
Financials	23.8%
Other*	20.8
Real Estate	17.6
Energy	17.3
Utilities	8.9
Consumer Staples	3.8
Industrials	1.7
Health Care	1.6
Materials	1.4
Information Technology	1.4
Communication Services	0.9
Consumer Discretionary	0.8
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
First Trust Tactical High Yield ETF	20.8%
GEO Group (The), Inc.	1.7
Annaly Capital Management, Inc.	1.6
DCP Midstream, L.P.	1.3
Medical Properties Trust, Inc.	1.2
EnLink Midstream, LLC	1.2
Getty Realty Corp.	1.0
Western Midstream Partners, L.P.	1.0
Citigroup, Inc., Series S	1.0
Citigroup Capital XIII	1.0
Total	31.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV) (Continued)
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2015 through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	107	0	0	0
10/1/16 – 9/30/17	125	0	0	0
10/1/17 – 9/30/18	103	0	0	0
10/1/18 – 9/30/19	151	0	0	0
10/1/19 – 9/30/20	109	2	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	146	0	0	0
10/1/16 – 9/30/17	126	0	0	0
10/1/17 – 9/30/18	148	0	0	0
10/1/18 – 9/30/19	99	1	0	0
10/1/19 – 9/30/20	139	1	1	1

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID)
The First Trust S&P International Dividend Aristocrats ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S&P International Dividend Aristocrats Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FID.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index measures the performance of high dividend yielding companies that have followed a managed-dividends policy of increasing or maintaining dividends for at least ten consecutive years.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/20	5 Years Ended 9/30/20	Inception (8/22/13) to 9/30/20	5 Years Ended 9/30/20	Inception (8/22/13) to 9/30/20
Fund Performance
NAV	-13.62%	2.27%	-0.02%	11.88%	-0.17%
Market Price	-13.85%	2.18%	-0.01%	11.36%	-0.09%
Index Performance
S&P International Dividend Aristocrats Index(1)	-13.06%	N/A	N/A	N/A	N/A
Dow Jones EPAC Select DividendTM Index(2)	-12.74%	3.32%	0.91%	17.76%	6.64%
MSCI World ex USA Index	0.16%	5.32%	3.55%	29.60%	28.15%
(See Notes to Fund Performance Overview on page 32.)
The Fund generated a NAV return of -13.62% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of 0.16%. The Fund allocated 23.2% to investments in the Financials sector, which was more than to any other sector. These investments contributed -3.5% to the Fund’s return. The greatest source of drag on the Fund came from investments in the Real Estate sector, which contributed -4.6% to the Fund’s return. The greatest source of positive returns came from investments in the Health Care sector, which contributed 0.3% to the Fund’s performance. The Fund’s currency exposure had a 3.6% impact on performance. On a relative basis, the Fund underperformed the Benchmark. Investments in the Real Estate sector were the greatest source of underperformance for the Fund versus the Benchmark, with -3.7% of underperformance attributable to this sector. Investments in the Energy sector, meanwhile, earned 0.9% of outperformance for the Fund versus the Benchmark.

(1)	On August 30, 2018, the Fund’s underlying index changed from the NASDAQ International Multi-Asset Diversified Income IndexSM to the S&P International Dividend Aristocrats Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to August 30, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of April 30, 2018, it was not in existence for all of the periods disclosed. The old index was terminated on November 23, 2018, so performance data does not exist for these time periods.
(2)	The Dow Jones EPAC Select DividendTM Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.
S&P International Dividend Aristocrats Index (“S&P Dow Jones Indexes”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indexes.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)
Sector Allocation	% of Total Investments
Financials	24.0%
Utilities	21.6
Communication Services	14.4
Real Estate	13.3
Consumer Staples	6.1
Energy	5.9
Consumer Discretionary	4.3
Materials	3.6
Information Technology	3.6
Health Care	1.6
Industrials	1.6
Total	100.0%

Country Allocation	% of Total Investments
Canada	25.2%
Japan	10.7
Hong Kong	9.6
Australia	6.6
Finland	6.3
France	5.5
United Kingdom	5.4
Spain	5.0
South Korea	3.6
Cayman Islands	3.6
Germany	3.2
Switzerland	3.2
Sweden	3.1
Singapore	2.7
Portugal	2.2
Bermuda	1.4
Thailand	1.0
Belgium	0.9
South Africa	0.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Freenet AG	3.2%
Nokian Renkaat OYJ	2.7
Enagas S.A.	2.7
Northland Power, Inc.	2.6
Japan Tobacco, Inc.	2.6
IG Group Holdings PLC	2.3
Red Electrica Corp. S.A.	2.3
EDP - Energias de Portugal S.A.	2.2
BCE, Inc.	2.2
Lenovo Group Ltd.	2.1
Total	24.9%

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2015 through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	39	15	12	3
10/1/16 – 9/30/17	52	12	0	0
10/1/17 – 9/30/18	111	70	3	0
10/1/18 – 9/30/19	114	28	5	0
10/1/19 – 9/30/20	70	13	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	58	106	20	0
10/1/16 – 9/30/17	50	109	21	7
10/1/17 – 9/30/18	54	13	0	0
10/1/18 – 9/30/19	83	20	1	0
10/1/19 – 9/30/20	135	29	5	1

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI)
The First Trust BuyWrite Income ETF (the “Fund”) is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide current income with a secondary objective to provide capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an “option strategy” in which it writes U.S. exchange-traded covered call options on the S&P 500® Index (the “Index”) to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. The equity securities held by the Fund are selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund’s portfolio. The shares of the Fund are listed and trade on the Nasdaq Stock Market LLC under the ticker symbol “FTHI.”
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager
Overall Market Recap
U.S. economic growth declined precipitously during the fiscal period from October 1, 2019 to September 30, 2020. To battle the scourge of the coronavirus (“COVID-19”), economic lockdowns and travel restrictions resulted in a year over year decline in gross domestic product (“GDP”) of -11.9%. The majority of the decline in GDP occurred during the second quarter of 2020 as economic lockdowns implemented in late March to “flatten the curve” of COVID-19 cases resulted in a record decline of -31.4% in quarterly GDP growth. Third quarter 2020 activity appears to have rebounded sharply, with the current consensus estimate of third quarter GDP at a positive 32% quarter over quarter growth rate. With the large rebound in the third quarter GDP, year over year GDP growth is substantially better than many of the dire predictions made in March and April, however; down -11.9% over the fiscal period is still a large contraction. Despite multiple fiscal and monetary relief packages, including the Paycheck Protection Program designed to mitigate small business lay-offs, U.S. unemployment surged during the pandemic reaching a high point in April at 14.7% unemployment rate. As the economy reopened, the unemployment rate has been cut almost in half, registering 7.9% in September. Year over year, there are 9.6 million more unemployed workers today versus September 2019.
The Federal Reserve Open Market Committee (“FOMC”) acted quickly as the apparent impact of the COVID-19 pandemic began to make itself clear. In early March, the FOMC cut its overnight borrowing rate by 50 basis points (“bps”), only to follow up with an even more aggressive 100 bps rate cut on Sunday, March 15. On a longer-term basis, the FOMC announced an important policy change at their annual Jackson Hole Symposium. This year the event was held virtually, but with no less significance than normal. The change affects how the Fed manages monetary policy in relationship to its dual mandates of stable prices and full employment. Going forward, the Fed will define stable prices as an “average” price level and will view unemployment at the bottom of the social economic ladder rather than as an aggregate number. Both changes effectively reduce the Fed’s propensity to increase rates as economic growth picks up, allowing the economy to run “hotter” for longer, especially in situations such as we have now where inflation has been consistently below 2% for years.
The U.S. equity market, as represented by the Index, initially rallied during the fiscal period as record low unemployment rates and low inflation indicated an economy running at peak efficiency. Within approximately 20 trading days starting in mid-February 2020, the Index was cut by 33% as the pandemic shut down global economic activity. Many workers suddenly found themselves “Zooming” from home instead of traveling to the office. Technology stocks blossomed upward as Apple, Microsoft, Amazon, Facebook, and, yes, Zoom became the new normal for all things work and all things school related. While the Index recovered from the March 2020 sell-off and finished the fiscal period up an impressive 15.15%, the return dispersion across the many sectors of the market was rather stark. Technology and growth stocks, as represented by the NASDAQ-100 and the Russell 1000 Growth Indices, had a great fiscal period, up 48.75% and 37.53%, respectively. Value stocks and small-cap stocks, as represented by the Russell 1000 Value Index and the Russell 2000 Index, struggled, down -5.03% and up only 0.39%, respectively, during the fiscal period. Small cap value stocks were down -14.88% during the period for an eye-popping spread between small value and large growth of 52.41%.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/20	5 Years Ended 9/30/20	Inception (1/6/14) to 9/30/20	5 Years Ended 9/30/20	Inception (1/6/14) to 9/30/20
Fund Performance
NAV	-10.63%	4.58%	3.93%	25.07%	29.64%
Market Price	-10.54%	4.66%	3.99%	25.60%	30.13%
Index Performance
CBOE S&P 500 BuyWrite Monthly Index*	-5.66%	4.62%	4.45%	25.35%	34.07%
S&P 500® Index	15.15%	14.15%	11.74%	93.80%	111.10%
(See Notes to Fund Performance Overview on page 32.)
Performance Review
The Fund returned -10.54% on a market price basis and -10.63% on a net asset value (“NAV”) basis for the 12-month period ended September 30, 2020, underperforming the Fund’s benchmark by 4.97% during the period. The Fund’s benchmark, the CBOE S&P 500 BuyWrite Monthly Index (the “Benchmark”) returned -5.66% during the same period. During the fiscal period, the Fund paid a distribution in each month of $0.08 per share with the payable date being the last business day of the month. The Fund’s NAV as of September 30, 2020 was $19.12.
The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.
For the fiscal period, the Fund’s “option strategy” of selling Index call options outperformed the Benchmark’s option strategy. The outperformance was driven by the Fund’s conservative overwrite position, overwriting approximately 60% to 70% of the Fund’s assets versus the Benchmark’s 100% overwrite. Additionally, the Fund’s strategy of writing out-of-the-money calls added additional alpha relative to the Benchmark. On an absolute basis, the option over-write detracted from portfolio returns as the short call option positions resulted in realized losses as the Index rebounded strongly off the March 2020 lows.
The Fund’s equity holdings during the performance period lagged the Benchmark equity holdings. Relative returns for the period were negatively affected by the Fund’s conservative positioning within the Information Technology sector, the largest sector by weight and total return contribution to the Index. The Fund was, on average, 9.59% underweight the sector and within the sector, chose equity positions that underperformed the sector on average. Stocks contained within the Information Technology sector provided 71.3% of the total return to the Index for the period. Stock selection within the Health Care sector also negatively impacted Fund performance relative to the Benchmark. The Fund, on average, was overweight Health Care, but stock selection within the industry was poor. An overweight to the Financial sector and poor stock selection within the Financials sector also hurt relative performance versus the Index. Overall, the Fund’s tilt toward higher dividends and cash flow generation, was not rewarded by the market; resulting in underperformance versus the equity holdings of the Benchmark.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and capital appreciation. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 1.70% versus the Index dividend yield of 1.75%. As of the end of the fiscal period, the Fund’s option strategy was overwriting 70% of the Fund’s assets with an average time to expiration of 53 days. The combination of our dividend tilted equity holdings plus our options strategy provide the Fund with a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund’s primary objective of providing current income.

*	The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Sector Allocation	% of Total Investments
Health Care	19.2%
Information Technology	16.3
Financials	12.7
Consumer Staples	12.5
Communication Services	11.9
Consumer Discretionary	8.4
Materials	7.9
Industrials	7.9
Energy	1.9
Utilities	1.3
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	100.7%
Master Limited Partnerships	1.1
Call Options Written	(2.7)
Net Other Assets and Liabilities	0.9
Total	100.0%
Top Ten Holdings	% of Total Investments
Apple, Inc.	6.6%
Amazon.com, Inc.	4.7
Microsoft Corp.	4.1
Alphabet, Inc., Class A	3.0
AT&T, Inc.	2.5
Nasdaq, Inc.	2.5
L3Harris Technologies, Inc.	2.5
Conagra Brands, Inc.	2.4
CVS Health Corp.	2.4
Campbell Soup Co.	2.4
Total	33.1%

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2015 through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	114	0	1	0
10/1/16 – 9/30/17	158	1	0	0
10/1/17 – 9/30/18	115	32	0	0
10/1/18 – 9/30/19	152	4	0	0
10/1/19 – 9/30/20	107	1	0	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	112	6	10	10
10/1/16 – 9/30/17	82	2	5	3
10/1/17 – 9/30/18	90	13	0	1
10/1/18 – 9/30/19	94	1	0	0
10/1/19 – 9/30/20	123	16	5	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB)
The First Trust Hedged BuyWrite Income ETF (the “Fund”) is an actively managed exchange-traded fund. The Fund’s investment objective is to provide current income. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an “option strategy” in which it writes U.S. exchange-traded covered call options on the S&P 500® Index (the “Index”) to seek additional cash flow in the form of premiums on the options. The premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide the Fund with downside protection and which are expected to reduce the Fund’s price sensitivity to declining markets. The equity securities held by the Fund are selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund’s portfolio. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTLB.”
Portfolio Management Team
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager
Overall Market Recap
U.S. economic growth declined precipitously during the fiscal period from October 1, 2019 to September 30, 2020. To battle the scourge of the coronavirus (“COVID-19”), economic lockdowns and travel restrictions resulted in a year over year decline in gross domestic product (“GDP”) of -11.9%. The majority of the decline in GDP occurred during the second quarter of 2020 as economic lockdowns implemented in late March to “flatten the curve” of COVID-19 cases resulted in a record decline of -31.4% in quarterly GDP growth. Third quarter 2020 activity appears to have rebounded sharply, with the current consensus estimate of third quarter GDP at a positive 32% quarter over quarter growth rate. With the large rebound in the third quarter GDP, year over year GDP growth is substantially better than many of the dire predictions made in March and April, however; down -11.9% over the fiscal period is still a large contraction. Despite multiple fiscal and monetary relief packages, including the Paycheck Protection Program designed to mitigate small business lay-offs, U.S. unemployment surged during the pandemic reaching a high point in April at 14.7% unemployment rate. As the economy reopened, the unemployment rate has been cut almost in half, registering 7.9% in September. Year over year, there are 9.6 million more unemployed workers today versus September 2019.
The Federal Reserve Open Market Committee (“FOMC”) acted quickly as the apparent impact of the COVID-19 pandemic began to make itself clear. In early March, the FOMC cut its overnight borrowing rate by 50 basis points (“bps”), only to follow up with an even more aggressive 100 bps rate cut on Sunday, March 15. On a longer-term basis, the FOMC announced an important policy change at their annual Jackson Hole Symposium. This year the event was held virtually, but with no less significance than normal. The change affects how the Fed manages monetary policy in relationship to its dual mandates of stable prices and full employment. Going forward, the Fed will define stable prices as an “average” price level and will view unemployment at the bottom of the social economic ladder rather than as an aggregate number. Both changes effectively reduce the Fed’s propensity to increase rates as economic growth picks up, allowing the economy to run “hotter” for longer, especially in situations such as we have now where inflation has been consistently below 2% for years.
The U.S. equity market, as represented by the Index, initially rallied during the fiscal period as record low unemployment rates and low inflation indicated an economy running at peak efficiency. Within approximately 20 trading days starting in mid-February 2020, the Index was cut by 33% as the pandemic shut down global economic activity. Many workers suddenly found themselves “Zooming” from home instead of traveling to the office. Technology stocks blossomed upward as Apple, Microsoft, Amazon, Facebook, and, yes, Zoom became the new normal for all things work and all things school related. While the Index recovered from the March 2020 sell-off and finished the fiscal period up an impressive 15.15%, the return dispersion across the many sectors of the market was rather stark. Technology and growth stocks, as represented by the NASDAQ-100 and the Russell 1000 Growth Indices, had a great fiscal period, up 48.75% and 37.53%, respectively. Value stocks and small-cap stocks, as represented by the Russell 1000 Value Index and the Russell 2000 Index, struggled, down -5.03% and up only 0.39%, respectively, during the fiscal period. Small cap value stocks were down -14.88% during the period for an eye-popping spread between small value and large growth of 52.41%.

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB) (Continued)
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/20	5 Years Ended 9/30/20	Inception (1/6/14) to 9/30/20	5 Years Ended 9/30/20	Inception (1/6/14) to 9/30/20
Fund Performance
NAV	-10.98%	3.31%	2.67%	17.70%	19.44%
Market Price	-10.94%	3.31%	2.67%	17.66%	19.40%
Index Performance
CBOE S&P 500 95-110 Collar Index*	17.25%	12.16%	9.34%	77.50%	82.41%
S&P 500® Index	15.15%	14.15%	11.74%	93.80%	111.10%
(See Notes to Fund Performance Overview on page 32.)
Performance Review
The Fund returned -10.94% on a market price basis and -10.98% on a net asset value (“NAV”) basis for the 12-month period ended September 30, 2020. The Fund’s benchmark, the CBOE S&P 500 95-110 Collar Index (the “Benchmark”) returned 17.25% during the same period. During the fiscal period, the Fund paid a distribution in each month of $0.055 per share with the payable date being the last business day of the month. The Fund’s NAV as of September 30, 2020 was $19.23.
The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.
For the fiscal period, the Fund’s “option strategy” of selling Index call options and buying puts underperformed the Benchmark’s option strategy. The underperformance was predominantly driven by the Fund’s put strategy. The Index buys 3 month puts, 5% out-of-the-money while the Fund’s put strategy typically buys puts 10% out-of-the-money with expirations six to twelve months in the future. With the market’s quick decline in the first quarter of 2020, the Benchmark’s put strategy provided substantially more downside protection than the Fund’s put strategy. Additionally, as the market rebounded strongly throughout 2020, the Benchmark’s call strategy of selling 10% out-of-the-money call options on 100% of the Index also outperformed the Fund’s call option strategy of selling only slightly out-of-the-money options. Fund performance was helped throughout 2020 by the Fund’s more conservative over-write percentage (60-75%) versus the Index at 100%, but the distance out-of-the-money on the calls dominated the relative performance.
The Fund’s equity holdings during the performance period lagged the Benchmark’s equity holdings. Relative returns for the period were negatively affected by the Fund’s conservative positioning within the Information Technology sector, the largest sector by weight and total return contribution to the Index. The Fund was, on average, 9.59% underweight the sector and within the sector, chose equity positions that underperformed the sector on average. Stocks contained within the Information Technology sector provided 71.3% of the total return to the Index for the year. Stock selection within the Health Care sector also negatively impacted Fund performance relative to the Benchmark. The Fund, on average, was overweight Health Care, but stock selection within the industry was poor. An overweight to the Financials sector and poor stock selection within Financials sector also hurt relative performance versus the Index. Overall, the Fund’s tilt toward higher dividends and cash flow generation, was not rewarded by the market; resulting in underperformance versus the equity holdings of the Benchmark.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its investment objective of providing current income. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 1.74% versus the Index dividend yield of 1.79%. As of the end of the fiscal period, the Fund’s call option strategy was overwriting 70% of the Fund’s assets with an average time to expiration of 65 days. Additionally, the Fund has hedged some of its downside with long positions in puts comprised of a notional value equal to 70% of the Fund’s net asset value. The puts have 115 days to expiration and are a weighted average 12.28% out-of-the-money The combination of our dividend tilted equity holdings plus our options strategy provide the Fund a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund’s objective of providing current income.

*	The CBOE S&P 500 95-110 Collar Index is designed to protect an investment in S&P 500® stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500® Index; buying three-month S&P 500® put options to protect this S&P 500® portfolio from market decreases; and selling one-month S&P 500® call options to help finance the cost of the put options.

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB) (Continued)
Sector Allocation	% of Total Investments
Health Care	19.1%
Information Technology	16.4
Financials	12.7
Consumer Staples	12.3
Communication Services	12.0
Consumer Discretionary	8.5
Materials	8.0
Industrials	7.8
Energy	1.9
Utilities	1.3
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	97.1%
Master Limited Partnerships	1.1
Put Options Purchased	1.7
Call Options Written	(1.8)
Net Other Assets and Liabilities	1.9
Total	100.0%
Top Ten Holdings	% of Total Investments
Apple, Inc.	6.6%
Amazon.com, Inc.	4.8
Microsoft Corp.	4.1
Alphabet, Inc., Class A	3.0
AT&T, Inc.	2.5
Conagra Brands, Inc.	2.4
Nasdaq, Inc.	2.4
L3Harris Technologies, Inc.	2.4
Campbell Soup Co.	2.4
CVS Health Corp.	2.4
Total	33.0%

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2015 through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	99	8	0	5
10/1/16 – 9/30/17	146	0	0	0
10/1/17 – 9/30/18	145	1	0	0
10/1/18 – 9/30/19	108	5	1	0
10/1/19 – 9/30/20	103	9	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	69	6	24	42
10/1/16 – 9/30/17	91	2	2	10
10/1/17 – 9/30/18	103	2	0	0
10/1/18 – 9/30/19	135	2	0	0
10/1/19 – 9/30/20	118	20	2	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY)
The First Trust Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called NASDAQ US Rising Dividend Achievers Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index includes 50 U.S. exchange-traded equity securities, including securities issued by non-U.S. companies that trade on U.S. securities exchanges in the form of depositary receipts. The Index is designed to provide access to a diversified portfolio of small, mid and large capitalization companies with a history of raising their dividends while exhibiting the characteristics to continue to do so in the future by including companies with strong cash balances, low debt and increasing earnings. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RDVY.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/20	5 Years Ended 9/30/20	Inception (1/6/14) to 9/30/20	5 Years Ended 9/30/20	Inception (1/6/14) to 9/30/20
Fund Performance
NAV	4.61%	11.99%	9.61%	76.12%	85.47%
Market Price	4.57%	11.99%	9.61%	76.12%	85.46%
Index Performance
NASDAQ US Rising Dividend Achievers Index	5.17%	12.60%	10.19%	81.01%	92.19%
Dow Jones U.S. Select DividendTM Index*	-16.18%	6.40%	6.40%	36.37%	50.67%
(See Notes to Fund Performance Overview on page 32.)
The Fund generated a NAV return of 4.61% during the 12-month period covered by this report. During the same period, the Dow Jones U.S. Select DividendTM Index (the “Benchmark”) generated a return of -16.18%. The Fund invested 30.7% in the Information Technology sector during the period, which was the largest allocation for the Fund. The largest contribution to the Fund’s return came from the Information Technology sector, which generated a 12.3% contribution to the Fund’s return for the period. Conversely, the Financials sector generated a -8.1% contribution to the Fund’s return, the largest negative contribution for the period. On a relative basis, the Fund outperformed the Benchmark. The largest source of relative outperformance came from investments in the Information Technology sector, representing 14.5% of relative outperformance for the Fund. This was partially offset by the Fund’s poor selection in the Industrials sector which generated -2.5% of relative underperformance for the Fund.

*	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and NASDAQ US Rising Dividend Achievers Index (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY) (Continued)
Sector Allocation	% of Total Investments
Information Technology	35.2%
Financials	31.0
Industrials	11.7
Consumer Discretionary	6.1
Health Care	4.1
Consumer Staples	4.1
Communication Services	4.0
Materials	3.8
Total	100.0%
Top Ten Holdings	% of Total Investments
NVIDIA Corp.	2.2%
NIKE, Inc., Class B	2.2
Apple, Inc.	2.2
Lam Research Corp.	2.2
Skyworks Solutions, Inc.	2.2
Applied Materials, Inc.	2.1
Costco Wholesale Corp.	2.1
Microsoft Corp.	2.1
ManpowerGroup, Inc.	2.1
Automatic Data Processing, Inc.	2.1
Total	21.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2015 through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	112	2	0	0
10/1/16 – 9/30/17	224	0	0	0
10/1/17 – 9/30/18	206	0	0	0
10/1/18 – 9/30/19	190	2	0	0
10/1/19 – 9/30/20	191	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	139	0	0	0
10/1/16 – 9/30/17	27	0	0	0
10/1/17 – 9/30/18	45	0	0	0
10/1/18 – 9/30/19	57	1	1	0
10/1/19 – 9/30/20	62	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV)
The First Trust Dorsey Wright Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Focus Five Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/20	5 Years Ended 9/30/20	Inception (3/5/14) to 9/30/20	5 Years Ended 9/30/20	Inception (3/5/14) to 9/30/20
Fund Performance
NAV	15.50%	9.81%	8.89%	59.70%	75.04%
Market Price	15.67%	9.84%	8.91%	59.89%	75.24%
Index Performance
Dorsey Wright Focus Five Index	15.57%	10.20%	9.26%	62.52%	78.98%
S&P 500® Index	15.15%	14.15%	11.55%	93.80%	105.06%
(See Notes to Fund Performance Overview on page 32.)
The Fund generated a NAV return of 15.50% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 15.15%. The Fund’s largest sector exposure over the period was the Information Technology sector with a 47.3% weighting. This sector had a 39.1% return and 16.2% contribution to the Fund’s return, the highest amongst all the sectors. The Consumer Discretionary sector was the Fund’s highest returning sector at 43.8%, but due to its smaller allocation of 8.2%, its contribution to Fund return was limited to 3.6%. The Financials sector was the Fund’s least contributing sector, with a -6.1% contribution to the Fund’s return. On a relative basis, the Fund outperformed the Benchmark. The primary driver of the outperformance was due to the Fund over allocating the Information Technology sector by 22.2%, creating 5.2% of relative outperformance. The Fund’s lowest contribution to return relative to the Benchmark was from the Financials sector, which contributed -4.4% of relative underperformance.

The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright’s only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2015 through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	132	0	0	0
10/1/16 – 9/30/17	70	0	0	0
10/1/17 – 9/30/18	121	0	0	0
10/1/18 – 9/30/19	130	5	0	0
10/1/19 – 9/30/20	131	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	121	0	0	0
10/1/16 – 9/30/17	181	0	0	0
10/1/17 – 9/30/18	130	0	0	0
10/1/18 – 9/30/19	112	3	0	1
10/1/19 – 9/30/20	121	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
The First Trust RBA American Industrial Renaissance® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance® Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “AIRR.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/20	5 Years Ended 9/30/20	Inception (3/10/14) to 9/30/20	5 Years Ended 9/30/20	Inception (3/10/14) to 9/30/20
Fund Performance
NAV	-3.81%	11.19%	4.20%	69.98%	30.99%
Market Price	-3.78%	11.25%	4.21%	70.39%	31.04%
Index Performance
Richard Bernstein Advisors American Industrial Renaissance® Index	-3.06%	12.00%	5.00%	76.20%	37.70%
S&P 500® Index	15.15%	14.15%	11.53%	93.80%	104.63%
S&P 500® Industrials Index	1.32%	10.84%	7.92%	67.33%	64.87%
Russell 2500® Index	2.22%	8.97%	6.31%	53.63%	49.39%
(See Notes to Fund Performance Overview on page 32.)
The Fund generated a NAV return of -3.81% during the 12-month period covered by this report. During the same period, the S&P 500® Industrials Index (the “Benchmark”) generated a return of 1.32%. The Fund allocated 37.0% of its assets to the Machine industry, the largest allocation for the Fund. The Fund’s investments in the Construction & Engineering industry provided a 2.7% contribution to the Fund’s return, the largest contribution for the period. Conversely, the Fund’s allocation to the Banking industry provided the largest negative contribution to the Fund’s return during the period, generating a -4.2% return. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance came from the Commercial Services & Supplies industry where the Fund’s security selection played a significant role in the Fund’s -4.4% underperformance within this industry. A portion of the Fund’s overall underperformance was reduced by the Fund’s lack of allocation to the Aerospace & Defense industry. The exclusion of this industry from the Fund’s investments generated 8.4% of outperformance for the Fund compared to the Benchmark.

The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors (“RBA” or “Licensor”). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA’s only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR) (Continued)
Sector Allocation	% of Total Investments
Industrials	91.3%
Financials	8.7
Total	100.0%
Top Ten Holdings	% of Total Investments
Generac Holdings, Inc.	4.0%
Quanta Services, Inc.	3.8
Comfort Systems USA, Inc.	3.5
APi Group Corp.	3.3
SPX Corp.	3.2
Astec Industries, Inc.	3.2
Proto Labs, Inc.	3.2
Navistar International Corp.	3.1
Mueller Water Products, Inc., Class A	3.0
EMCOR Group, Inc.	3.0
Total	33.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2015 through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	100	0	0	0
10/1/16 – 9/30/17	140	1	0	0
10/1/17 – 9/30/18	108	0	0	0
10/1/18 – 9/30/19	157	3	1	0
10/1/19 – 9/30/20	132	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	153	0	0	0
10/1/16 – 9/30/17	110	0	0	0
10/1/17 – 9/30/18	143	0	0	0
10/1/18 – 9/30/19	89	1	0	0
10/1/19 – 9/30/20	120	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
The First Trust Dorsey Wright Momentum & Dividend ETF seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Dividend Yield Index (the “Index”). Under normal conditions, the Fund invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “DDIV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/20	5 Years Ended 9/30/20	Inception (3/10/14) to 9/30/20	5 Years Ended 9/30/20	Inception (3/10/14) to 9/30/20
Fund Performance
NAV	-16.49%	3.75%	3.57%	20.24%	25.85%
Market Price	-16.56%	3.86%	3.56%	20.85%	25.81%
Index Performance
Dorsey Wright Momentum Plus Dividend Yield Index(1)	-15.86%	N/A	N/A	N/A	N/A
Dow Jones U.S. Select DividendTM Index(2)	-16.18%	6.40%	6.01%	36.37%	46.65%
S&P 500® Index	15.15%	14.15%	11.53%	93.80%	104.63%
(See Notes to Fund Performance Overview on page 32.)
The Fund generated a NAV return of -16.49% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 15.15%. The Fund’s negative return during the period was driven largely by its 28.4% allocation to the Real Estate sector, which caused -9.0% return to the Fund. The Fund’s return was also negatively impacted by investments in the Energy sector, which had a total return of -59.4% across the Energy investments in the Fund. Fortunately, these investments carried a relatively low weight during the period covered by this report and contributed -7.2% to overall Fund return. Meanwhile, investments in the Industrials sector and the Information Technology sector caused a 2.5% and 2.4% contribution, respectively, to the Fund’s return. On a relative basis, the Fund underperformed the Benchmark. The most substantial source of underperformance for the Fund came from the heavily weighted Real Estate sector. Investments in this sector caused -11.5% of underperformance for the Fund. Some of this was offset by investments in the Industrials sector, which caused 1.5% of outperformance for the Fund versus the Benchmark.

(1)	On September 6, 2018, the Fund’s underlying index changed from the Richard Bernstein Advisors Quality Income Index to the Dorsey Wright Momentum Plus Dividend Yield Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to September 6, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of July 2, 2018, it was not in existence for all of the periods disclosed.
(2)	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the indexes to track general stock performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV) (Continued)
Sector Allocation	% of Total Investments
Financials	28.1%
Real Estate	20.5
Information Technology	12.3
Materials	12.1
Consumer Discretionary	10.6
Industrials	8.3
Utilities	5.1
Health Care	3.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Two Harbors Investment Corp.	5.3%
Sabra Health Care REIT, Inc.	4.8
LyondellBasell Industries N.V., Class A	4.7
Santander Consumer USA Holdings, Inc.	3.4
Ally Financial, Inc.	3.4
Broadcom, Inc.	3.3
Synchrony Financial	3.2
Ares Management Corp., Class A	3.0
CoreSite Realty Corp.	2.7
Carlyle Group (The), Inc.	2.7
Total	36.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2015 through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	174	0	0	0
10/1/16 – 9/30/17	167	0	0	0
10/1/17 – 9/30/18	67	0	0	0
10/1/18 – 9/30/19	180	5	0	0
10/1/19 – 9/30/20	146	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	78	1	0	0
10/1/16 – 9/30/17	84	0	0	0
10/1/17 – 9/30/18	184	0	0	0
10/1/18 – 9/30/19	65	0	1	0
10/1/19 – 9/30/20	107	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
The First Trust Dorsey Wright International Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright International Focus Five Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of certain First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust country/region-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “IFV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/20	5 Years Ended 9/30/20	Inception (7/22/14) to 9/30/20	5 Years Ended 9/30/20	Inception (7/22/14) to 9/30/20
Fund Performance
NAV	1.75%	3.87%	0.62%	20.90%	3.92%
Market Price	1.80%	3.82%	0.61%	20.64%	3.82%
Index Performance
Dorsey Wright International Focus Five Index	3.03%	4.78%	1.08%	26.30%	6.85%
MSCI ACWI ex USA Index	3.00%	6.23%	1.89%	35.29%	12.26%
(See Notes to Fund Performance Overview on page 32.)
The Fund generated a NAV return of 1.75% during the 12-month period covered by this report. During the same period, the MSCI ACWI ex USA Index (the “Benchmark”) generated a return of 3.00%. The Fund allocated the most to Brazilian securities over the period with a 21.1% allocation. Brazilian securities contributed -16.2% to the Fund’s return, which was the worst among the Fund’s country allocations. The country with the most contribution to the Fund was China with a 12.28% contribution, stemming from its 18.7% allocation. On a relative basis, the Fund underperformed the Benchmark. The primary cause of the underperformance was attributable to the Fund over allocating the Benchmark among the incredibly poor performing Brazilian securities, which created -15.5% of relative drag. The Fund over allocated the well performing Chinese securities, which created 9.2% of relative outperformance.

The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright’s only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2015 through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	155	1	0	0
10/1/16 – 9/30/17	136	0	0	0
10/1/17 – 9/30/18	127	6	0	0
10/1/18 – 9/30/19	90	3	0	1
10/1/19 – 9/30/20	74	2	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/1/15 – 9/30/16	97	0	0	0
10/1/16 – 9/30/17	114	1	0	0
10/1/17 – 9/30/18	117	1	0	0
10/1/18 – 9/30/19	151	6	0	0
10/1/19 – 9/30/20	167	8	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Dynamic Focus Five Index (the “Index”). The Fund normally invests at least 80% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index, including the First Trust Enhanced Short Maturity ETF (“FTSM”), an ultra-short duration exchange-traded fund. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Cash Index is also evaluated and its inclusion and weight in the Index are adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index Provider determines offer the greatest potential to outperform the other First Trust sector and industry-based ETFs and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FVC.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/20	Inception (3/17/16) to 9/30/20	Inception (3/17/16) to 9/30/20
Fund Performance
NAV	-0.46%	6.76%	34.53%
Market Price	-0.46%	6.75%	34.53%
Index Performance
Dorsey Wright Dynamic Focus Five Index	-0.32%	7.06%	36.33%
S&P 500® Index	15.15%	13.88%	80.40%
(See Notes to Fund Performance Overview on page 32.)
The Fund generated a NAV return of -0.46% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 15.15%. The Fund’s largest sector exposure over the period was the Information Technology sector with a 36.8% weighting. This sector had a 2.8% contribution to the Fund’s return, which was the highest among the sectors. The Financials sector was the Fund’s least contributing sector with a -5.7% contribution, stemming from its 9.1% allocation. The cash position was given an average allocation of 17.7% over the period and contributed 0.6% to the Fund’s performance. On a relative basis, the Fund underperformed the Benchmark. The primary cause of the underperformance was due to the Fund having an allocation to low-yielding cash securities.

The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright’s only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 18, 2016 (commencement of trading) through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/18/16 – 9/30/16	113	0	0	0
10/1/16 – 9/30/17	167	0	0	0
10/1/17 – 9/30/18	161	1	0	0
10/1/18 – 9/30/19	113	3	0	1
10/1/19 – 9/30/20	118	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
3/18/16 – 9/30/16	25	0	0	0
10/1/16 – 9/30/17	84	0	0	0
10/1/17 – 9/30/18	89	0	0	0
10/1/18 – 9/30/19	131	3	0	0
10/1/19 – 9/30/20	134	1	0	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2020 (Unaudited)
As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Hedged BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, or First Trust Dorsey Wright Dynamic Focus 5 ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Actual	$1,000.00	$1,250.80	0.50%	$2.81
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53
Multi-Asset Diversified Income Index Fund (MDIV) (b)
Actual	$1,000.00	$1,189.30	0.47%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.65	0.47%	$2.38
First Trust S&P International Dividend Aristocrats ETF (FID)
Actual	$1,000.00	$1,122.40	0.60%	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust BuyWrite Income ETF (FTHI)
Actual	$1,000.00	$1,129.50	0.85%	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
First Trust Hedged BuyWrite Income ETF (FTLB)
Actual	$1,000.00	$1,013.50	0.85%	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
First Trust Rising Dividend Achievers ETF (RDVY)
Actual	$1,000.00	$1,286.00	0.50%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses (Continued)
September 30, 2020 (Unaudited)
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Dorsey Wright Focus 5 ETF (FV) (b)
Actual	$1,000.00	$1,315.60	0.30%	$1.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.50	0.30%	$1.52
First Trust RBA American Industrial Renaissance® ETF (AIRR)
Actual	$1,000.00	$1,281.60	0.70%	$3.99
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	0.70%	$3.54
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Actual	$1,000.00	$1,194.10	0.60%	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust Dorsey Wright International Focus 5 ETF (IFV) (b)
Actual	$1,000.00	$1,378.50	0.30%	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,023.50	0.30%	$1.52
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (b)
Actual	$1,000.00	$1,163.90	0.30%	$1.62
Hypothetical (5% return before expenses)	$1,000.00	$1,023.50	0.30%	$1.52

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (April 1, 2020 through September 30, 2020), multiplied by 183/366 (to reflect the six-month period).
(b)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 99.9%
	Aerospace & Defense – 1.1%
79,385	L3Harris Technologies, Inc.	$13,482,748
	Communications Equipment – 9.0%
2,434,992	Cisco Systems, Inc.	95,914,335
14,627	InterDigital, Inc.	834,617
214,666	Juniper Networks, Inc.	4,615,319
56,659	Motorola Solutions, Inc.	8,884,698
8,722	Ubiquiti, Inc.	1,453,608
		111,702,577
	Diversified Telecommunication Services – 9.2%
862,171	AT&T, Inc.	24,580,495
21,714	ATN International, Inc.	1,088,740
597,567	BCE, Inc.	24,781,103
106,478	Chunghwa Telecom Co., Ltd., ADR	3,857,698
37,912	Cogent Communications Holdings, Inc.	2,276,616
1,154,135	Telecom Argentina S.A., ADR	7,548,043
1,396,054	TELUS Corp.	24,584,511
433,632	Verizon Communications, Inc.	25,796,768
		114,513,974
	Electronic Equipment, Instruments & Components – 0.6%
37,360	CDW Corp.	4,465,641
77,471	National Instruments Corp.	2,765,715
		7,231,356
	Entertainment – 0.8%
22,472	NetEase, Inc., ADR	10,217,344
	Health Care Technology – 0.4%
62,152	Cerner Corp.	4,492,968
	Interactive Media & Services – 0.1%
12,227	Autohome, Inc., ADR	1,173,792
	Internet & Direct Marketing Retail – 0.0%
5,002	Shutterstock, Inc.	260,304
	IT Services – 9.8%
55,193	Amdocs Ltd.	3,168,630
141,287	Cognizant Technology Solutions Corp., Class A	9,808,144
14,748	CSG Systems International, Inc.	603,931
833,714	International Business Machines Corp.	101,437,982
44,322	Leidos Holdings, Inc.	3,951,306
22,105	NIC, Inc.	435,469
40,130	Perspecta, Inc.	780,528
Shares	Description	Value

	IT Services (Continued)
21,303	Science Applications International Corp.	$1,670,581
15,447	Switch, Inc., Class A	241,128
		122,097,699
	Media – 2.0%
1,375,138	Shaw Communications, Inc., Class B	25,096,268
	Semiconductors & Semiconductor Equipment – 31.5%
151,973	Analog Devices, Inc.	17,741,328
261,362	Applied Materials, Inc.	15,537,971
95,352	ASE Technology Holding Co., Ltd., ADR	389,036
11,116	ASML Holding N.V., ADR	4,104,805
148,070	Broadcom, Inc.	53,944,862
11,852	Brooks Automation, Inc.	548,274
6,806	Cabot Microelectronics Corp.	971,965
1,917,707	Intel Corp.	99,298,868
51,867	KLA Corp.	10,048,713
25,672	Kulicke & Soffa Industries, Inc.	575,053
41,306	Lam Research Corp.	13,703,265
86,017	Marvell Technology Group Ltd.	3,414,875
70,017	Microchip Technology, Inc.	7,194,947
7,652	MKS Instruments, Inc.	835,828
6,277	Monolithic Power Systems, Inc.	1,755,112
69,071	NXP Semiconductors N.V.	8,620,751
16,806	Power Integrations, Inc.	931,052
431,592	QUALCOMM, Inc.	50,789,747
25,902	Silicon Motion Technology Corp., ADR	978,578
42,092	Skyworks Solutions, Inc.	6,124,386
440,582	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	35,717,983
361,608	Texas Instruments, Inc.	51,634,006
108,211	United Microelectronics Corp., ADR	518,331
72,482	Xilinx, Inc.	7,555,524
		392,935,260
	Software – 14.6%
19,733	American Software, Inc., Class A	277,051
32,441	CDK Global, Inc.	1,414,103
24,703	Citrix Systems, Inc.	3,401,850
8,337	Ebix, Inc.	171,742
33,327	Intuit, Inc.	10,871,601
455,839	Microsoft Corp.	95,876,617
234,511	NortonLifeLock, Inc.	4,887,209
86,778	Open Text Corp.	3,665,503
898,335	Oracle Corp.	53,630,599
16,023	Progress Software Corp.	587,724
2,247	QAD, Inc., Class A	94,823
12,590	SAP SE, ADR	1,961,648
11,181	Sapiens International Corp., N.V.	341,915

See Notes to Financial Statements

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
39,823	SS&C Technologies Holdings, Inc.	$2,410,088
143,632	Xperi Holding Corp.	1,650,332
		181,242,805
	Technology Hardware, Storage & Peripherals – 12.3%
796,694	Apple, Inc.	92,265,132
1,305,584	Hewlett Packard Enterprise Co.	12,233,322
1,044,915	HP, Inc.	19,842,936
34,289	Logitech International S.A.	2,650,883
186,542	NetApp, Inc.	8,178,001
286,034	Seagate Technology PLC	14,092,895
234,242	Xerox Holdings Corp.	4,396,722
		153,659,891
	Trading Companies & Distributors – 0.0%
18,218	Systemax, Inc.	436,139
	Wireless Telecommunication Services – 8.5%
733,696	China Mobile Ltd., ADR	23,595,663
2,757,655	Mobile TeleSystems PJSC, ADR	24,074,328
617,524	Rogers Communications, Inc., Class B	24,484,827
30,322	Shenandoah Telecommunications Co.	1,347,358
359,601	Telephone & Data Systems, Inc.	6,631,042
208,165	TIM Participacoes S.A., ADR	2,400,143
1,740,104	Vodafone Group PLC, ADR	23,352,196
		105,885,557
	Total Investments – 99.9%	1,244,428,682
	(Cost $985,530,909) (a)
	Net Other Assets and Liabilities – 0.1%	848,731
	Net Assets – 100.0%	$1,245,277,413

(a)	Aggregate cost for federal income tax purposes was $1,000,866,853. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $290,317,053 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $46,755,224. The net unrealized appreciation was $243,561,829.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,244,428,682	$ 1,244,428,682	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments
September 30, 2020
Shares/ Units	Description	Value
COMMON STOCKS – 22.3%
	Banks – 1.7%
25,226	City Holding Co.	$1,453,270
96,744	CVB Financial Corp.	1,608,853
52,120	NBT Bancorp, Inc.	1,397,858
122,076	Old National Bancorp	1,533,274
24,674	Westamerica BanCorp	1,341,032
		7,334,287
	Biotechnology – 0.8%
22,424	AbbVie, Inc.	1,964,118
24,960	Gilead Sciences, Inc.	1,577,223
		3,541,341
	Capital Markets – 0.7%
41,355	Bank of New York Mellon (The) Corp.	1,420,131
66,261	Virtu Financial, Inc., Class A	1,524,665
		2,944,796
	Chemicals – 0.4%
29,445	Sensient Technologies Corp.	1,700,154
	Containers & Packaging – 0.7%
14,358	Packaging Corp. of America	1,565,740
27,717	Sonoco Products Co.	1,415,507
		2,981,247
	Diversified Telecommunication Services – 0.4%
31,926	Verizon Communications, Inc.	1,899,278
	Electric Utilities – 4.6%
33,301	ALLETE, Inc.	1,722,994
24,549	Duke Energy Corp.	2,174,059
38,213	Edison International	1,942,749
15,696	Entergy Corp.	1,546,527
46,228	Exelon Corp.	1,653,113
45,801	Hawaiian Electric Industries, Inc.	1,522,425
65,381	OGE Energy Corp.	1,960,776
22,710	Pinnacle West Capital Corp.	1,693,031
40,444	Portland General Electric Co.	1,435,762
99,488	PPL Corp.	2,707,069
38,790	Southern (The) Co.	2,103,194
		20,461,699
	Food Products – 2.2%
32,750	Archer-Daniels-Midland Co.	1,522,547
44,622	Bunge Ltd.	2,039,225
61,181	Flowers Foods, Inc.	1,488,534
11,843	JM Smucker (The) Co.	1,368,103
20,606	Kellogg Co.	1,330,942
58,723	Kraft Heinz (The) Co.	1,758,754
		9,508,105
	Gas Utilities – 0.8%
41,788	National Fuel Gas Co.	1,696,175
30,304	Spire, Inc.	1,612,173
		3,308,348
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2020
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services – 0.3%
30,766	Cardinal Health, Inc.	$1,444,464
	Industrial Conglomerates – 0.4%
10,490	3M Co.	1,680,288
	Insurance – 0.5%
57,993	Mercury General Corp.	2,399,170
	IT Services – 0.8%
18,928	International Business Machines Corp.	2,302,970
65,615	Western Union (The) Co.	1,406,129
		3,709,099
	Media – 0.4%
39,555	Omnicom Group, Inc.	1,957,973
	Metals & Mining – 0.4%
37,269	Nucor Corp.	1,671,887
	Multi-Utilities – 1.9%
24,281	Consolidated Edison, Inc.	1,889,062
25,843	Dominion Energy, Inc.	2,039,788
12,832	DTE Energy Co.	1,476,193
67,732	NiSource, Inc.	1,490,104
29,049	Public Service Enterprise Group, Inc.	1,595,081
		8,490,228
	Oil, Gas & Consumable Fuels – 2.2%
2,160,458	EnLink Midstream, LLC	5,077,076
213,680	Teekay LNG Partners, L.P.	2,243,640
338,182	Viper Energy Partners, L.P.	2,543,129
		9,863,845
	Pharmaceuticals – 0.5%
56,554	Pfizer, Inc.	2,075,532
	Technology Hardware, Storage & Peripherals – 0.6%
52,565	Seagate Technology PLC	2,589,878
	Thrifts & Mortgage Finance – 0.9%
166,789	Capitol Federal Financial, Inc.	1,545,300
248,635	Northwest Bancshares, Inc.	2,287,442
		3,832,742
	Tobacco – 0.7%
82,538	Altria Group, Inc.	3,189,268
	Trading Companies & Distributors – 0.4%
30,492	MSC Industrial Direct Co., Inc., Class A	1,929,534
	Total Common Stocks	98,513,163
	(Cost $104,089,431)
EXCHANGE-TRADED FUNDS – 20.7%
	Capital Markets – 20.7%
1,936,959	First Trust Tactical High Yield ETF (a)	91,385,726
	(Cost $94,740,517)

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2020
Shares/ Units	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 20.1%
	Diversified REITs – 1.6%
159,284	American Assets Trust, Inc.	$3,837,152
24,545	PS Business Parks, Inc.	3,004,063
		6,841,215
	Health Care REITs – 1.1%
288,349	Medical Properties Trust, Inc.	5,083,593
	Industrial REITs – 3.3%
60,415	Duke Realty Corp.	2,229,313
17,279	EastGroup Properties, Inc.	2,234,693
52,142	First Industrial Realty Trust, Inc.	2,075,252
92,345	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,903,423
21,034	Prologis, Inc.	2,116,441
30,323	Terreno Realty Corp.	1,660,487
		14,219,609
	Mortgage REITs – 1.6%
1,003,529	Annaly Capital Management, Inc.	7,145,126
	Office REITs – 3.8%
14,021	Alexandria Real Estate Equities, Inc.	2,243,360
51,139	Boston Properties, Inc.	4,106,462
171,528	Corporate Office Properties Trust	4,068,644
137,559	Douglas Emmett, Inc.	3,452,731
57,883	Kilroy Realty Corp.	3,007,601
		16,878,798
	Residential REITs – 2.1%
26,148	AvalonBay Communities, Inc.	3,904,942
29,148	Equity LifeStyle Properties, Inc.	1,786,772
17,148	Essex Property Trust, Inc.	3,443,147
		9,134,861
	Retail REITs – 1.8%
53,123	Agree Realty Corp.	3,380,748
171,160	Getty Realty Corp.	4,451,872
		7,832,620
	Specialized REITs – 4.8%
6,468	American Tower Corp.	1,563,510
33,265	Extra Space Storage, Inc.	3,559,022
660,927	GEO Group (The), Inc.	7,494,912
41,402	Life Storage, Inc.	4,358,388
19,172	Public Storage	4,269,988
		21,245,820
	Total Real Estate Investment Trusts	88,381,642
	(Cost $89,136,728)
MASTER LIMITED PARTNERSHIPS – 15.9%
	Energy Equipment & Services – 0.9%
396,462	USA Compression Partners, L.P.	3,968,585
	Industrial Conglomerates – 0.9%
77,603	Icahn Enterprises, L.P.	3,827,380
	Oil, Gas & Consumable Fuels – 14.1%
549,769	Black Stone Minerals, L.P.	3,375,582
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2020
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
49,042	Cheniere Energy Partners, L.P.	$1,631,137
299,265	Crestwood Equity Partners, L.P.	3,728,842
517,285	DCP Midstream, L.P.	5,778,073
87,842	Delek Logistics Partners, L.P.	2,491,199
697,816	Energy Transfer, L.P.	3,782,163
138,334	Enterprise Products Partners, L.P.	2,184,294
40,953	Enviva Partners, L.P.	1,648,768
943,639	Genesis Energy, L.P.	4,246,375
254,779	Holly Energy Partners, L.P.	3,090,469
63,881	Magellan Midstream Partners, L.P.	2,184,730
195,997	MPLX, L.P.	3,084,993
271,570	NuStar Energy L.P.	2,884,073
487,714	PBF Logistics, L.P.	3,974,869
112,166	Phillips 66 Partners, L.P.	2,584,305
480,236	Plains All American Pipeline, L.P.	2,871,811
447,552	Plains GP Holdings, L.P., Class A	2,725,592
351,551	Shell Midstream Partners, L.P.	3,325,672
83,951	TC PipeLines, L.P.	2,147,467
549,229	Western Midstream Partners, L.P.	4,393,832
		62,134,246
	Total Master Limited Partnerships	69,930,211
	(Cost $101,948,731)

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 20.7%
	Banks – 11.9%
133,600	Bank of America Corp., Series CC	6.20%	(b)	3,382,752
126,203	Bank of America Corp., Series EE	6.00%	(b)	3,266,134
131,420	Bank of America Corp., Series K (c)	6.45%	12/15/66	3,465,545
162,617	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (d)	6.64%	10/30/40	4,387,407
126,882	Citigroup, Inc., Series J (c)	7.13%	(b)	3,566,653
125,452	Citigroup, Inc., Series K (c)	6.88%	(b)	3,466,239
171,476	Citigroup, Inc., Series S	6.30%	(b)	4,393,215
132,167	HSBC Holdings PLC. Series A	6.20%	(b)	3,363,650
170,505	JPMorgan Chase & Co., Series AA	6.10%	(b)	4,318,892
170,382	JPMorgan Chase & Co., Series BB	6.15%	(b)	4,324,295
137,061	JPMorgan Chase & Co., Series EE	6.00%	(b)	3,760,954
130,522	US Bancorp, Series F (c)	6.50%	(b)	3,477,106
129,604	Wells Fargo & Co., Series R (c)	6.63%	(b)	3,631,504
133,433	Wells Fargo & Co., Series V	6.00%	(b)	3,381,192
				52,185,538
	Capital Markets – 3.8%
132,188	Charles Schwab (The) Corp., Series C	6.00%	(b)	3,364,185
124,061	Charles Schwab (The) Corp., Series D	5.95%	(b)	3,190,849
133,630	Goldman Sachs Group (The), Inc., Series N	6.30%	(b)	3,466,362
124,163	Morgan Stanley, Series E (c)	7.13%	(b)	3,426,899
122,697	Morgan Stanley, Series F (c)	6.88%	(b)	3,331,223
				16,779,518
	Electric Utilities – 1.5%
127,975	PPL Capital Funding, Inc., Series B	5.90%	04/30/73	3,246,726

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Electric Utilities (Continued)
138,447	Southern (The) Co.	6.25%	10/15/75	$3,512,400
				6,759,126
	Food Products – 0.9%
143,117	CHS, Inc.	8.00%	(b)	4,103,164
	Insurance – 1.8%
141,334	Hartford Financial Services Group (The), Inc., (c)	7.88%	04/15/42	3,910,712
155,624	PartnerRe Ltd., Series H	7.25%	(b)	4,007,318
				7,918,030
	Internet & Direct Marketing Retail – 0.8%
128,843	eBay, Inc.	6.00%	02/01/56	3,299,669
	Total $25 Par Preferred Securities			91,045,045
	(Cost $92,355,294)

Total Investments – 99.7%	439,255,787
(Cost $482,270,701) (e)
Net Other Assets and Liabilities – 0.3%	1,469,870
Net Assets – 100.0%	$440,725,657

(a)	Investment in an affiliated fund.
(b)	Perpetual maturity.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Floating rate security.
(e)	Aggregate cost for federal income tax purposes was $481,094,021. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,623,816 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $48,462,050. The net unrealized depreciation was $41,838,234.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 98,513,163	$ 98,513,163	$ —	$ —
Exchange-Traded Funds*	91,385,726	91,385,726	—	—
Real Estate Investment Trusts*	88,381,642	88,381,642	—	—
Master Limited Partnerships*	69,930,211	69,930,211	—	—
$25 Par Preferred Securities*	91,045,045	91,045,045	—	—
Total Investments	$ 439,255,787	$ 439,255,787	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 95.2%
	Auto Components – 2.7%
17,357	Nokian Renkaat OYJ (a)	$490,648
	Banks – 11.3%
3,185	Bank of Montreal	186,189
5,455	Bank of Nova Scotia (The)	226,631
62,244	Bendigo & Adelaide Bank Ltd. (a)	271,097
3,877	Canadian Imperial Bank of Commerce	289,796
5,325	Commonwealth Bank of Australia (a)	245,037
50,800	Mitsubishi UFJ Financial Group, Inc. (a)	202,736
32,700	Oversea-Chinese Banking Corp., Ltd. (a)	203,353
32,660	Svenska Handelsbanken AB, Class A (a) (b)	273,259
202,000	Thanachart Capital PCL	184,868
		2,082,966
	Capital Markets – 2.7%
41,605	IG Group Holdings PLC (a)	424,993
26,367	Ninety One PLC (a) (b)	69,136
		494,129
	Chemicals – 1.7%
55,600	Mitsubishi Chemical Holdings Corp. (a)	320,945
	Construction & Engineering – 1.6%
8,448	Bouygues S.A. (a)	291,932
	Diversified Financial Services – 1.9%
61,095	FirstRand Ltd. (a)	149,920
16,300	ORIX Corp. (a)	203,591
		353,511
	Diversified Telecommunication Services – 7.4%
9,521	BCE, Inc.	394,840
180,300	Singapore Telecommunications Ltd. (a)	282,183
657	Swisscom AG (a)	348,051
19,584	TELUS Corp.	344,601
		1,369,675
	Electric Utilities – 11.0%
52,895	CK Infrastructure Holdings Ltd. (a)	248,226
83,026	EDP - Energias de Portugal S.A. (a)	408,234
7,928	Emera, Inc.	325,682
15,713	Fortum OYJ (a)	317,688
56,294	Power Assets Holdings Ltd. (a)	296,712
Shares	Description	Value

	Electric Utilities (Continued)
22,306	Red Electrica Corp. S.A. (a)	$418,357
		2,014,899
	Gas Utilities – 4.5%
46,172	APA Group (a)	343,228
21,042	Enagas S.A. (a)	485,505
		828,733
	Household Durables – 1.6%
9,343	JM AB (a)	289,539
	Independent Power & Renewable Electricity Producers – 2.6%
15,844	Northland Power, Inc.	479,288
	Insurance – 7.9%
4,086	Ageas S.A./N.V. (a)	167,195
15,270	CNP Assurances (a) (b)	191,505
11,496	Great-West Lifeco, Inc.	224,645
80,770	Legal & General Group PLC (a)	197,036
8,100	MS&AD Insurance Group Holdings, Inc. (a)	218,240
11,458	Power Corp. of Canada	224,505
674	Zurich Insurance Group AG (a)	235,034
		1,458,160
	Media – 1.7%
17,627	Shaw Communications, Inc., Class B	321,682
	Multi-Utilities – 3.4%
34,596	AGL Energy Ltd. (a)	337,807
11,765	Canadian Utilities Ltd., Class A	280,617
		618,424
	Oil, Gas & Consumable Fuels – 5.9%
17,479	Keyera Corp.	263,849
10,825	Pembina Pipeline Corp.	229,743
6,503	TC Energy Corp.	273,003
9,017	TOTAL SE (a)	309,667
		1,076,262
	Paper & Forest Products – 1.9%
11,465	UPM-Kymmene OYJ (a)	348,959
	Personal Products – 1.8%
45,171	Hengan International Group Co., Ltd. (a)	330,655
	Pharmaceuticals – 1.6%
15,961	GlaxoSmithKline PLC (a)	299,229
	Real Estate Management & Development – 9.1%
3,000	Daito Trust Construction Co., Ltd. (a)	265,935

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Real Estate Management & Development (Continued)
120,950	Hysan Development Co., Ltd. (a)	$363,746
73,814	New World Development Co. Ltd. (a)	360,339
300,459	Sino Land Co., Ltd. (a)	351,749
78,792	Wharf Real Estate Investment Co., Ltd. (a)	322,973
		1,664,742
	Technology Hardware, Storage & Peripherals – 3.6%
16,300	Canon, Inc. (a)	270,361
580,605	Lenovo Group Ltd. (a)	383,874
		654,235
	Tobacco – 4.2%
26,100	Japan Tobacco, Inc. (a)	476,163
4,323	KT&G Corp. (a)	305,299
		781,462
	Wireless Telecommunication Services – 5.1%
29,138	Freenet AG (a)	588,670
1,720	SK Telecom Co., Ltd. (a)	349,644
		938,314
	Total Common Stocks	17,508,389
	(Cost $20,014,917)
REAL ESTATE INVESTMENT TRUSTS – 4.1%
	Equity Real Estate Investment Trusts – 4.1%
15,736	Klepierre S.A. (a)	220,272
21,617	RioCan Real Estate Investment Trust	228,257
20,770	SmartCentres Real Estate Investment Trust	311,967
	Total Real Estate Investment Trusts	760,496
	(Cost $1,248,725)
	Total Investments – 99.3%	18,268,885
	(Cost $21,263,642) (c)
	Net Other Assets and Liabilities – 0.7%	121,158
	Net Assets – 100.0%	$18,390,043

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At September 30, 2020, securities noted as such are valued at $13,478,722 or 73.3% of net assets.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $21,544,312. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $187,491 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,462,918. The net unrealized depreciation was $3,275,427.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Banks	$ 2,082,966	$ 702,616	$ 1,380,350	$ —
Diversified Telecommunication Services	1,369,675	739,441	630,234	—
Electric Utilities	2,014,899	325,682	1,689,217	—
Independent Power & Renewable Electricity Producers	479,288	479,288	—	—
Insurance	1,458,160	449,150	1,009,010	—
Media	321,682	321,682	—	—
Multi-Utilities	618,424	280,617	337,807	—
Oil, Gas & Consumable Fuels	1,076,262	766,595	309,667	—
Other industry categories*	8,087,033	—	8,087,033	—
Real Estate Investment Trusts*	760,496	540,224	220,272	—
Total Investments	$ 18,268,885	$ 4,605,295	$ 13,663,590	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2020
Currency Exposure Diversification	% of Total Investments
Canadian Dollar	25.2%
Euro	23.2
Hong Kong Dollar	14.5
Japanese Yen	10.7
Australian Dollar	6.6
British Pound Sterling	5.4
South Korean Won	3.6
Swiss Franc	3.2
Swedish Krona	3.1
Singapore Dollar	2.7
Thai Baht	1.0
South African Rand	0.8
Total	100.0%

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 100.7%
	Aerospace & Defense – 2.5%
8,828	L3Harris Technologies, Inc. (a)	$1,499,348
	Auto Components – 0.1%
2,355	Gentex Corp.	60,641
	Banks – 1.9%
6,312	HSBC Holdings PLC, ADR (a)	123,589
3,992	JPMorgan Chase & Co.	384,310
4,461	M&T Bank Corp.	410,813
544	Park National Corp.	44,586
6,454	Zions Bancorp N.A. (a)	188,586
		1,151,884
	Beverages – 0.3%
4,611	Molson Coors Beverage Co., Class B (a)	154,745
	Biotechnology – 3.3%
1,851	Biogen, Inc. (b)	525,092
682	Gilead Sciences, Inc.	43,095
10,235	Ligand Pharmaceuticals, Inc. (a) (b)	975,600
528	Regeneron Pharmaceuticals, Inc. (b)	295,564
597	Vertex Pharmaceuticals, Inc. (b)	162,456
		2,001,807
	Building Products – 3.4%
18,973	Johnson Controls International PLC	775,047
23,168	Masco Corp. (a)	1,277,252
		2,052,299
	Capital Markets – 4.7%
2,447	Goldman Sachs Group (The), Inc.	491,774
16,432	Morgan Stanley (a)	794,487
12,311	Nasdaq, Inc. (a)	1,510,683
		2,796,944
	Chemicals – 2.8%
10,851	Ashland Global Holdings, Inc.	769,553
951	Linde PLC	226,461
2,074	NewMarket Corp.	709,972
		1,705,986
	Communications Equipment – 1.5%
4,871	InterDigital, Inc.	277,939
28,447	Juniper Networks, Inc. (a)	611,611
		889,550
	Construction & Engineering – 1.3%
8,489	Jacobs Engineering Group, Inc.	787,525
	Consumer Finance – 2.2%
22,029	Nelnet, Inc., Class A (a)	1,327,247
	Diversified Financial Services – 0.8%
2,376	Berkshire Hathaway, Inc., Class B (a) (b)	505,945
	Diversified Telecommunication Services – 4.3%
53,630	AT&T, Inc. (a)	1,528,991
5,892	Liberty Global PLC, Class C (b)	120,992
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services (Continued)
15,073	Verizon Communications, Inc. (a)	$896,693
		2,546,676
	Electric Utilities – 1.2%
428	Eversource Energy	35,760
431	NextEra Energy, Inc.	119,628
18,174	NRG Energy, Inc.	558,669
		714,057
	Entertainment – 1.3%
1,376	Netflix, Inc. (b)	688,041
934	Walt Disney (The) Co.	115,891
		803,932
	Food & Staples Retailing – 4.2%
16,585	Grocery Outlet Holding Corp. (b)	652,122
26,469	Kroger (The) Co. (a)	897,564
6,693	Walmart, Inc. (a)	936,418
		2,486,104
	Food Products – 6.3%
30,305	Campbell Soup Co. (a)	1,465,853
41,716	Conagra Brands, Inc. (a)	1,489,678
3,386	General Mills, Inc.	208,849
19,753	Kraft Heinz (The) Co.	591,602
		3,755,982
	Health Care Equipment & Supplies – 2.4%
473	Baxter International, Inc.	38,039
708	Becton Dickinson and Co.	164,737
500	Edwards Lifesciences Corp. (b)	39,910
501	IDEXX Laboratories, Inc. (b)	196,948
687	Intuitive Surgical, Inc. (b)	487,454
912	Medtronic PLC	94,775
458	ResMed, Inc.	78,515
579	Stryker Corp.	120,646
399	Teleflex, Inc.	135,828
424	Zimmer Biomet Holdings, Inc.	57,723
		1,414,575
	Health Care Providers & Services – 9.0%
15,951	Cardinal Health, Inc.	748,900
7,147	Cigna Corp. (a)	1,210,773
25,360	CVS Health Corp. (a)	1,481,024
13,826	DaVita, Inc. (b)	1,184,197
521	Humana, Inc.	215,637
1,759	UnitedHealth Group, Inc.	548,403
		5,388,934
	Household Products – 2.0%
3,069	Procter & Gamble (The) Co.	426,560
13,242	Spectrum Brands Holdings, Inc.	756,913
		1,183,473
	Insurance – 3.2%
1,948	Fidelity National Financial, Inc.	60,992
8,462	Hanover Insurance Group (The), Inc.	788,489

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
67,537	MBIA, Inc. (b)	$409,274
7,102	Progressive (The) Corp. (a)	672,347
		1,931,102
	Interactive Media & Services – 5.8%
1,255	Alphabet, Inc., Class A (b)	1,839,328
442	Alphabet, Inc., Class C (b)	649,563
3,643	Facebook, Inc., Class A (b)	954,102
		3,442,993
	Internet & Direct Marketing Retail – 7.2%
912	Amazon.com, Inc. (b)	2,871,642
27,447	eBay, Inc. (a)	1,429,989
		4,301,631
	IT Services – 1.6%
1,562	Mastercard, Inc., Class A	528,222
2,061	Visa, Inc., Class A	412,138
		940,360
	Leisure Products – 0.4%
6,495	Acushnet Holdings Corp.	218,297
	Life Sciences Tools & Services – 2.0%
560	Illumina, Inc. (b)	173,085
437	IQVIA Holdings, Inc. (b)	68,884
1,136	Thermo Fisher Scientific, Inc.	501,567
2,445	Waters Corp. (b)	478,437
		1,221,973
	Media – 0.8%
772	Charter Communications, Inc., Class A (b)	481,991
	Metals & Mining – 5.2%
1,545	Agnico Eagle Mines Ltd.	122,997
1,652	AngloGold Ashanti Ltd., ADR	43,580
11,318	Barrick Gold Corp.	318,149
2,222	Franco-Nevada Corp.	310,147
38,266	Kinross Gold Corp. (b)	337,506
6,272	Kirkland Lake Gold Ltd.	305,635
5,012	Newmont Corp.	318,011
28,184	Osisko Gold Royalties Ltd.	333,417
938	Reliance Steel & Aluminum Co.	95,714
2,387	Royal Gold, Inc.	286,846
37,485	Sandstorm Gold Ltd. (b)	316,373
6,360	Wheaton Precious Metals Corp.	312,085
		3,100,460
	Multiline Retail – 0.2%
629	Target Corp.	99,017
	Oil, Gas & Consumable Fuels – 0.8%
30,105	DHT Holdings, Inc.	155,342
2,349	Exxon Mobil Corp.	80,641
11,367	International Seaways, Inc.	166,072
1,559	Phillips 66	80,818
		482,873
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Pharmaceuticals – 2.7%
983	Bristol-Myers Squibb Co.	$59,265
918	Eli Lilly & Co.	135,882
7,062	Johnson & Johnson (a)	1,051,391
2,458	Merck & Co., Inc.	203,891
2,277	Pfizer, Inc.	83,566
647	Zoetis, Inc.	106,994
		1,640,989
	Professional Services – 0.5%
5,433	Robert Half International, Inc. (a)	287,623
	Semiconductors & Semiconductor Equipment – 1.2%
1,293	NVIDIA Corp.	699,797
	Software – 5.6%
7,095	Check Point Software Technologies Ltd. (b)	853,812
11,851	Microsoft Corp. (a)	2,492,621
		3,346,433
	Specialty Retail – 0.8%
1,682	Home Depot (The), Inc.	467,108
	Technology Hardware, Storage & Peripherals – 6.8%
34,868	Apple, Inc. (a)	4,038,063
	Trading Companies & Distributors – 0.3%
678	Watsco, Inc.	157,899
	Water Utilities – 0.1%
443	American Water Works Co., Inc.	64,182
	Total Common Stocks	60,150,445
	(Cost $56,450,901)
MASTER LIMITED PARTNERSHIPS – 1.1%
	Oil, Gas & Consumable Fuels – 1.1%
17,373	Cheniere Energy Partners, L.P.	577,826
13,483	Plains GP Holdings, L.P., Class A (c)	82,111
	Total Master Limited Partnerships	659,937
	(Cost $753,066)
	Total Investments – 101.8%	60,810,382
	(Cost $57,203,967) (d)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (2.7)%
(12)	S&P 500® Index	$(4,035,600)	$3,225.00	Oct 2020	(214,920)
(17)	S&P 500® Index	(5,717,100)	3,250.00	Oct 2020	(275,570)
(12)	S&P 500® Index	(4,035,600)	3,275.00	Oct 2020	(160,860)
(13)	S&P 500® Index	(4,371,900)	3,300.00	Nov 2020	(203,060)
(10)	S&P 500® Index	(3,363,000)	3,400.00	Nov 2020	(97,630)
(10)	S&P 500® Index	(3,363,000)	3,425.00	Nov 2020	(100,710)
(8)	S&P 500® Index	(2,690,400)	3,400.00	Dec 2020	(108,720)
(12)	S&P 500® Index	(4,035,600)	3,450.00	Dec 2020	(144,228)
(7)	S&P 500® Index	(2,354,100)	3,500.00	Dec 2020	(64,904)
(14)	S&P 500® Index	(4,708,200)	3,525.00	Dec 2020	(108,416)

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2020
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
(10)	S&P 500® Index	$(3,363,000)	$3,400.00	Jan 2021	$(155,200)
	Total Call Options Written				(1,634,218)
	(Premiums received $1,872,376)

Net Other Assets and Liabilities – 0.9%	556,595
Net Assets – 100.0%	$59,732,759

(a)	All or a portion of this security is pledged to cover index options written.
(b)	Non-income producing security.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Aggregate cost for federal income tax purposes was $55,627,490. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,506,987 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,958,313. The net unrealized appreciation was $3,548,674. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 60,150,445	$ 60,150,445	$ —	$ —
Master Limited Partnerships*	659,937	659,937	—	—
Total Investments	$ 60,810,382	$ 60,810,382	$—	$—
LIABILITIES TABLE
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (1,634,218)	$ (1,634,218)	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 97.1%
	Aerospace & Defense – 2.4%
669	L3Harris Technologies, Inc. (a)	$113,623
	Auto Components – 0.1%
186	Gentex Corp.	4,790
	Banks – 1.9%
497	HSBC Holdings PLC, ADR (a)	9,731
317	JPMorgan Chase & Co.	30,518
349	M&T Bank Corp. (a)	32,139
43	Park National Corp.	3,524
507	Zions Bancorp N.A. (a)	14,815
		90,727
	Beverages – 0.2%
363	Molson Coors Beverage Co., Class B (a)	12,182
	Biotechnology – 3.2%
148	Biogen, Inc. (b)	41,985
54	Gilead Sciences, Inc.	3,412
764	Ligand Pharmaceuticals, Inc. (b)	72,824
43	Regeneron Pharmaceuticals, Inc. (b)	24,071
48	Vertex Pharmaceuticals, Inc. (b)	13,062
		155,354
	Building Products – 3.3%
1,508	Johnson Controls International PLC	61,602
1,752	Masco Corp. (a)	96,588
		158,190
	Capital Markets – 4.5%
193	Goldman Sachs Group (The), Inc.	38,787
1,294	Morgan Stanley	62,565
930	Nasdaq, Inc. (a)	114,120
		215,472
	Chemicals – 2.8%
845	Ashland Global Holdings, Inc.	59,927
76	Linde PLC	18,098
162	NewMarket Corp.	55,456
		133,481
	Communications Equipment – 1.4%
381	InterDigital, Inc.	21,740
2,232	Juniper Networks, Inc. (a)	47,988
		69,728
	Construction & Engineering – 1.3%
667	Jacobs Engineering Group, Inc.	61,878
	Consumer Finance – 2.1%
1,664	Nelnet, Inc., Class A (a)	100,256
	Diversified Financial Services – 0.8%
189	Berkshire Hathaway, Inc., Class B (b)	40,246
	Diversified Telecommunication Services – 4.1%
4,076	AT&T, Inc. (a)	116,207
473	Liberty Global PLC, Class C (b)	9,713

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services (Continued)
1,190	Verizon Communications, Inc. (a)	$70,793
		196,713
	Electric Utilities – 1.2%
33	Eversource Energy	2,757
34	NextEra Energy, Inc.	9,437
1,430	NRG Energy, Inc.	43,958
		56,152
	Entertainment – 1.3%
109	Netflix, Inc. (b)	54,503
73	Walt Disney (The) Co.	9,058
		63,561
	Food & Staples Retailing – 3.9%
1,303	Grocery Outlet Holding Corp. (b)	51,234
1,948	Kroger (The) Co. (a)	66,057
491	Walmart, Inc. (a)	68,696
		185,987
	Food Products – 6.0%
2,324	Campbell Soup Co. (a)	112,412
3,198	Conagra Brands, Inc. (a)	114,201
269	General Mills, Inc.	16,592
1,571	Kraft Heinz (The) Co.	47,051
		290,256
	Health Care Equipment & Supplies – 2.4%
38	Baxter International, Inc.	3,056
57	Becton Dickinson and Co.	13,263
41	Edwards Lifesciences Corp. (b)	3,272
40	IDEXX Laboratories, Inc. (b)	15,724
55	Intuitive Surgical, Inc. (b)	39,025
74	Medtronic PLC	7,690
37	ResMed, Inc.	6,343
46	Stryker Corp.	9,585
33	Teleflex, Inc.	11,234
34	Zimmer Biomet Holdings, Inc.	4,629
		113,821
	Health Care Providers & Services – 8.6%
1,278	Cardinal Health, Inc.	60,002
535	Cigna Corp. (a)	90,634
1,913	CVS Health Corp. (a)	111,719
1,037	DaVita, Inc. (b)	88,819
42	Humana, Inc.	17,384
140	UnitedHealth Group, Inc.	43,648
		412,206
	Household Products – 1.9%
243	Procter & Gamble (The) Co. (a)	33,775
1,041	Spectrum Brands Holdings, Inc.	59,503
		93,278
	Insurance – 3.2%
151	Fidelity National Financial, Inc.	4,728
666	Hanover Insurance Group (The), Inc.	62,058
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
5,296	MBIA, Inc. (b)	$32,093
564	Progressive (The) Corp. (a)	53,394
		152,273
	Interactive Media & Services – 5.6%
98	Alphabet, Inc., Class A (a) (b)	143,629
36	Alphabet, Inc., Class C (a) (b)	52,905
280	Facebook, Inc., Class A (b)	73,332
		269,866
	Internet & Direct Marketing Retail – 6.9%
72	Amazon.com, Inc. (a) (b)	226,709
2,071	eBay, Inc. (a)	107,899
		334,608
	IT Services – 1.6%
125	Mastercard, Inc., Class A	42,271
164	Visa, Inc., Class A (a)	32,795
		75,066
	Leisure Products – 0.3%
512	Acushnet Holdings Corp.	17,208
	Life Sciences Tools & Services – 2.0%
44	Illumina, Inc. (b)	13,600
35	IQVIA Holdings, Inc. (b)	5,517
91	Thermo Fisher Scientific, Inc.	40,178
196	Waters Corp. (b)	38,353
		97,648
	Media – 0.8%
61	Charter Communications, Inc., Class A (b)	38,085
	Metals & Mining – 5.0%
121	Agnico Eagle Mines Ltd.	9,633
129	AngloGold Ashanti Ltd., ADR	3,403
879	Barrick Gold Corp.	24,709
173	Franco-Nevada Corp.	24,147
2,988	Kinross Gold Corp. (b)	26,354
487	Kirkland Lake Gold Ltd.	23,731
391	Newmont Corp.	24,809
2,208	Osisko Gold Royalties Ltd.	26,121
73	Reliance Steel & Aluminum Co.	7,449
187	Royal Gold, Inc.	22,472
2,966	Sandstorm Gold Ltd. (b)	25,033
498	Wheaton Precious Metals Corp.	24,437
		242,298
	Multiline Retail – 0.2%
50	Target Corp.	7,871
	Oil, Gas & Consumable Fuels – 0.8%
2,127	DHT Holdings, Inc.	10,975
181	Exxon Mobil Corp.	6,214
917	International Seaways, Inc.	13,397
120	Phillips 66	6,221
		36,807

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Pharmaceuticals – 2.6%
78	Bristol-Myers Squibb Co.	$4,703
73	Eli Lilly & Co.	10,805
525	Johnson & Johnson (a)	78,162
195	Merck & Co., Inc.	16,175
178	Pfizer, Inc.	6,533
52	Zoetis, Inc.	8,599
		124,977
	Professional Services – 0.5%
419	Robert Half International, Inc. (a)	22,182
	Semiconductors & Semiconductor Equipment – 1.1%
102	NVIDIA Corp.	55,205
	Software – 5.4%
555	Check Point Software Technologies Ltd. (b)	66,789
926	Microsoft Corp. (a)	194,765
		261,554
	Specialty Retail – 0.8%
133	Home Depot (The), Inc.	36,935
	Technology Hardware, Storage & Peripherals – 6.5%
2,689	Apple, Inc. (a)	311,413
	Trading Companies & Distributors – 0.3%
54	Watsco, Inc.	12,576
	Water Utilities – 0.1%
35	American Water Works Co., Inc.	5,071
	Total Common Stocks	4,669,544
	(Cost $4,393,180)
MASTER LIMITED PARTNERSHIPS – 1.1%
	Oil, Gas & Consumable Fuels – 1.1%
1,386	Cheniere Energy Partners, L.P.	46,098
1,030	Plains GP Holdings, L.P., Class A (c)	6,273
	Total Master Limited Partnerships	52,371
	(Cost $60,256)
	Total Investments – 98.2%	4,721,915
	(Cost $4,453,436) (d)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PUT OPTIONS PURCHASED – 1.7%
4	S&P 500® Index	$1,345,200	$3,000.00	Dec 2020	26,576
2	S&P 500® Index	672,600	3,050.00	Dec 2020	16,290
4	S&P 500® Index	1,345,200	2,850.00	Mar 2021	37,680
	Total Put Options Purchased				80,546
	(Cost $174,046)
CALL OPTIONS WRITTEN – (1.8)%
(3)	S&P 500® Index	(1,008,900)	3,400.00	Nov 2020	(29,289)
(2)	S&P 500® Index	(672,600)	3,425.00	Nov 2020	(20,142)
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2020
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
(5)	S&P 500® Index	$(1,681,500)	$3,525.00	Dec 2020	$(38,720)
	Total Call Options Written				(88,151)
	(Premiums received $144,334)
Net Other Assets and Liabilities – 1.9%	92,255
Net Assets – 100.0%	$4,806,565

(a)	All or a portion of this security is pledged to cover index options written.
(b)	Non-income producing security.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Aggregate cost for federal income tax purposes was $4,448,097. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $484,330 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $218,117. The net unrealized appreciation was $266,213. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 4,669,544	$ 4,669,544	$ —	$ —
Master Limited Partnerships*	52,371	52,371	—	—
Total Investments	4,721,915	4,721,915	—	—
Put Options Purchased	80,546	80,546	—	—
Total	$ 4,802,461	$ 4,802,461	$—	$—
LIABILITIES TABLE
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (88,151)	$ (88,151)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 99.9%
	Aerospace & Defense – 1.8%
1,238,943	Spirit AeroSystems Holdings, Inc., Class A	$23,428,412
	Airlines – 1.9%
651,118	Southwest Airlines Co.	24,416,925
	Banks – 11.5%
1,028,707	Bank of America Corp.	24,781,552
576,426	Citigroup, Inc.	24,849,725
637,973	Comerica, Inc.	24,402,467
263,689	JPMorgan Chase & Co.	25,385,340
681,944	Popular, Inc.	24,734,109
1,031,342	Wells Fargo & Co.	24,246,850
		148,400,043
	Capital Markets – 1.9%
732,589	Bank of New York Mellon (The) Corp.	25,157,106
	Chemicals – 2.0%
87,349	Air Products & Chemicals, Inc.	26,017,773
	Communications Equipment – 2.0%
651,600	Cisco Systems, Inc.	25,666,524
	Consumer Finance – 1.9%
952,395	Synchrony Financial	24,924,177
	Diversified Financial Services – 2.0%
1,456,974	Jefferies Financial Group, Inc.	26,225,532
	Entertainment – 2.0%
323,817	Activision Blizzard, Inc.	26,212,986
	Food & Staples Retailing – 2.1%
77,194	Costco Wholesale Corp.	27,403,870
	Food Products – 2.0%
541,908	Archer-Daniels-Midland Co.	25,193,303
	Health Care Providers & Services – 4.1%
98,267	Anthem, Inc.	26,393,533
64,556	Humana, Inc.	26,719,083
		53,112,616
	Hotels, Restaurants & Leisure – 2.1%
505,539	Yum China Holdings, Inc.	26,768,290
	Industrial Conglomerates – 2.0%
153,563	Honeywell International, Inc.	25,278,006
	Insurance – 13.6%
284,112	Allstate (The) Corp.	26,746,304
492,371	First American Financial Corp.	25,066,608
Shares	Description	Value

	Insurance (Continued)
696,206	Hartford Financial Services Group (The), Inc.	$25,662,153
653,736	MetLife, Inc.	24,299,367
268,202	Progressive (The) Corp.	25,390,683
380,539	Prudential Financial, Inc.	24,171,837
1,425,195	Unum Group	23,986,032
		175,322,984
	IT Services – 10.0%
109,807	Accenture PLC, Class A	24,815,284
192,585	Automatic Data Processing, Inc.	26,863,682
376,621	Cognizant Technology Solutions Corp., Class A	26,145,030
77,289	Mastercard, Inc., Class A	26,136,821
127,785	Visa, Inc., Class A	25,553,166
		129,513,983
	Machinery – 2.0%
122,192	Cummins, Inc.	25,802,063
	Media – 1.9%
503,076	Omnicom Group, Inc.	24,902,262
	Metals & Mining – 1.8%
810,063	Steel Dynamics, Inc.	23,192,104
	Professional Services – 4.1%
367,218	ManpowerGroup, Inc.	26,928,096
482,594	Robert Half International, Inc.	25,548,526
		52,476,622
	Semiconductors & Semiconductor Equipment – 10.7%
461,875	Applied Materials, Inc.	27,458,469
84,419	Lam Research Corp.	28,006,003
53,191	NVIDIA Corp.	28,788,033
190,680	Skyworks Solutions, Inc.	27,743,940
187,034	Texas Instruments, Inc.	26,706,585
		138,703,030
	Software – 6.2%
193,553	Citrix Systems, Inc.	26,654,184
129,420	Microsoft Corp.	27,220,909
433,526	Oracle Corp.	25,881,502
		79,756,595
	Technology Hardware, Storage & Peripherals – 6.3%
243,454	Apple, Inc.	28,194,408
1,365,759	HP, Inc.	25,935,763
608,640	NetApp, Inc.	26,682,778
		80,812,949
	Textiles, Apparel & Luxury Goods – 4.0%
226,177	NIKE, Inc., Class B	28,394,260

See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods (Continued)
342,009	Ralph Lauren Corp.	$23,246,352
		51,640,612
	Total Investments – 99.9%	1,290,328,767
	(Cost $1,233,459,641) (a)
	Net Other Assets and Liabilities – 0.1%	1,768,452
	Net Assets – 100.0%	$1,292,097,219

(a)	Aggregate cost for federal income tax purposes was $1,246,302,622. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $141,897,707 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $97,871,562. The net unrealized appreciation was $44,026,145.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,290,328,767	$ 1,290,328,767	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 100.0%
	Capital Markets (a) – 100.0%
9,420,099	First Trust Consumer Discretionary AlphaDEX® Fund	$400,825,212
2,167,674	First Trust Dow Jones Internet Index Fund (b)	408,238,044
17,196,272	First Trust Nasdaq Transportation ETF	401,360,989
3,525,757	First Trust NASDAQ-100- Technology Sector Index Fund	412,866,145
4,657,152	First Trust Technology AlphaDEX® Fund	423,428,260
	Total Investments – 100.0%	2,046,718,650
	(Cost $1,351,827,502) (c)
	Net Other Assets and Liabilities – 0.0%	773,024
	Net Assets – 100.0%	$2,047,491,674

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $1,352,973,707. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $700,499,381 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,754,438. The net unrealized appreciation was $693,744,943.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 2,046,718,650	$ 2,046,718,650	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 99.9%
	Banks – 8.7%
6,511	1st Source Corp.	$200,799
17,567	Associated Banc-Corp.	221,695
8,523	Bryn Mawr Bank Corp.	211,967
28,319	First Commonwealth Financial Corp.	219,189
16,753	First Financial Bancorp	201,120
6,427	First Financial Corp.	201,808
8,870	First Merchants Corp.	205,429
17,425	First Midwest Bancorp, Inc.	187,841
30,773	FNB Corp.	208,641
22,342	Fulton Financial Corp.	208,451
7,583	German American Bancorp, Inc.	205,803
7,225	Heartland Financial USA, Inc.	216,714
4,952	Lakeland Financial Corp.	204,022
30,341	Macatawa Bank Corp.	198,127
10,484	Mercantile Bank Corp.	188,922
11,941	MidWestOne Financial Group, Inc.	213,386
16,909	Old National Bancorp	212,377
11,116	Peoples Bancorp, Inc.	212,204
7,851	QCR Holdings, Inc.	215,196
13,075	West Bancorporation, Inc.	207,108
		4,140,799
	Commercial Services & Supplies – 6.0%
22,423	Clean Harbors, Inc. (a)	1,256,361
20,427	Heritage-Crystal Clean, Inc. (a)	272,701
40,448	U.S. Ecology, Inc.	1,321,436
		2,850,498
	Construction & Engineering – 35.7%
49,913	Aegion Corp. (a)	705,271
110,307	APi Group Corp. (a)	1,569,669
31,462	Arcosa, Inc.	1,387,160
32,090	Comfort Systems USA, Inc.	1,652,956
42,081	Construction Partners, Inc., Class A (a)	765,874
14,750	Dycom Industries, Inc. (a)	779,095
20,965	EMCOR Group, Inc.	1,419,540
29,560	MasTec, Inc. (a)	1,247,432
33,112	MYR Group, Inc. (a)	1,231,104
28,336	Northwest Pipe Co. (a)	749,770
18,072	NV5 Global, Inc. (a)	953,659
60,320	Primoris Services Corp.	1,088,173
33,959	Quanta Services, Inc.	1,795,073
90,547	Sterling Construction Co., Inc. (a)	1,282,145
29,721	Tutor Perini Corp. (a)	330,795
		16,957,716
	Electrical Equipment – 12.4%
37,899	Atkore International Group, Inc. (a)	861,444
27,025	Encore Wire Corp.	1,254,501
Shares	Description	Value

	Electrical Equipment (Continued)
9,925	Generac Holdings, Inc. (a)	$1,921,877
10,042	Hubbell, Inc.	1,374,147
20,315	Powell Industries, Inc.	490,201
		5,902,170
	Machinery – 37.1%
28,209	Astec Industries, Inc.	1,530,338
54,591	Blue Bird Corp. (a)	663,826
39,443	Douglas Dynamics, Inc.	1,348,951
39,855	Evoqua Water Technologies Corp. (a)	845,723
45,368	Federal Signal Corp.	1,327,014
137,740	Mueller Water Products, Inc., Class A	1,431,119
33,559	Navistar International Corp. (a)	1,461,159
17,291	Oshkosh Corp.	1,270,888
11,630	Proto Labs, Inc. (a)	1,506,085
9,765	RBC Bearings, Inc. (a)	1,183,616
47,362	Shyft Group (The), Inc.	894,194
33,044	SPX Corp. (a)	1,532,581
53,720	TriMas Corp. (a)	1,224,816
117,482	Wabash National Corp.	1,405,085
		17,625,395
	Total Investments – 99.9%	47,476,578
	(Cost $49,804,375) (b)
	Net Other Assets and Liabilities – 0.1%	36,746
	Net Assets – 100.0%	$47,513,324

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $50,067,825. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,157,262 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,748,509. The net unrealized depreciation was $2,591,247.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 47,476,578	$ 47,476,578	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 73.9%
	Biotechnology – 2.0%
2,289	Amgen, Inc.	$581,772
	Building Products – 1.3%
7,374	A.O. Smith Corp.	389,347
	Capital Markets – 11.7%
21,698	Ares Management Corp., Class A	877,033
1,049	BlackRock, Inc.	591,164
14,208	Blackstone Group (The), Inc., Class A	741,657
31,704	Carlyle Group (The), Inc.	782,138
6,449	KKR & Co., Inc.	221,459
1,879	Nasdaq, Inc.	230,572
		3,444,023
	Chemicals – 8.2%
1,258	Air Products & Chemicals, Inc.	374,708
19,385	LyondellBasell Industries N.V., Class A	1,366,449
4,242	RPM International, Inc.	351,407
2,090	Scotts Miracle-Gro (The) Co.	319,582
		2,412,146
	Consumer Finance – 10.1%
40,154	Ally Financial, Inc.	1,006,661
55,689	Santander Consumer USA Holdings, Inc.	1,012,983
36,441	Synchrony Financial	953,661
		2,973,305
	Containers & Packaging – 3.9%
26,285	Graphic Packaging Holding Co.	370,356
7,108	Packaging Corp. of America	775,127
		1,145,483
	Electric Utilities – 3.8%
1,527	NextEra Energy, Inc.	423,834
23,155	NRG Energy, Inc.	711,785
		1,135,619
	Electrical Equipment – 1.2%
1,575	Rockwell Automation, Inc.	347,571
	Health Care Providers & Services – 1.0%
940	UnitedHealth Group, Inc.	293,064
	Household Durables – 1.8%
5,571	Garmin Ltd.	528,465
	Insurance – 0.9%
2,428	Marsh & McLennan Cos., Inc.	278,492
	IT Services – 0.9%
3,237	Booz Allen Hamilton Holding Corp.	268,606
Shares	Description	Value

	Machinery – 3.0%
2,984	Illinois Tool Works, Inc.	$576,539
4,044	Oshkosh Corp.	297,234
		873,773
	Multiline Retail – 2.0%
3,734	Target Corp.	587,806
	Semiconductors & Semiconductor Equipment – 10.3%
2,644	Broadcom, Inc.	963,262
7,177	Intel Corp.	371,625
1,276	KLA Corp.	247,212
6,623	QUALCOMM, Inc.	779,395
4,701	Texas Instruments, Inc.	671,256
		3,032,750
	Software – 1.0%
5,240	Oracle Corp.	312,828
	Specialty Retail – 6.8%
6,637	Best Buy Co., Inc.	738,632
1,918	Home Depot (The), Inc.	532,648
1,726	Lowe’s Cos., Inc.	286,274
4,840	Williams-Sonoma, Inc.	437,729
		1,995,283
	Trading Companies & Distributors – 2.8%
10,721	Fastenal Co.	483,410
999	WW Grainger, Inc.	356,413
		839,823
	Water Utilities – 1.2%
8,833	Essential Utilities, Inc.	355,528
	Total Common Stocks	21,795,684
	(Cost $19,796,900)
REAL ESTATE INVESTMENT TRUSTS – 25.8%
	Equity Real Estate Investment Trusts – 20.5%
949	American Tower Corp.	229,402
6,742	CoreSite Realty Corp.	801,489
3,594	Crown Castle International Corp.	598,401
7,680	CyrusOne, Inc.	537,830
16,458	Duke Realty Corp.	607,300
15,192	First Industrial Realty Trust, Inc.	604,642
10,855	Lamar Advertising Co., Class A	718,275
5,263	Prologis, Inc.	529,563
101,602	Sabra Health Care REIT, Inc.	1,400,584
		6,027,486

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Mortgage Real Estate Investment Trusts – 5.3%
307,014	Two Harbors Investment Corp.	$1,562,701
	Total Real Estate Investment Trusts	7,590,187
	(Cost $7,373,192)
	Total Investments – 99.7%	29,385,871
	(Cost $27,170,092) (a)
	Net Other Assets and Liabilities – 0.3%	98,486
	Net Assets – 100.0%	$29,484,357

(a)	Aggregate cost for federal income tax purposes was $27,177,891. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,623,313 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $415,333. The net unrealized appreciation was $2,207,980.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 21,795,684	$ 21,795,684	$ —	$ —
Real Estate Investment Trusts*	7,590,187	7,590,187	—	—
Total Investments	$ 29,385,871	$ 29,385,871	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright International Focus 5 ETF (IFV)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.9%
	Capital Markets (a) – 99.9%
1,495,380	First Trust BICK Index Fund	$43,485,202
1,452,557	First Trust China AlphaDEX® Fund	37,830,104
969,948	First Trust Chindia ETF	46,198,623
1,074,375	First Trust Germany AlphaDEX® Fund	47,933,240
794,949	First Trust Switzerland AlphaDEX® Fund	42,792,105
	Total Investments – 99.9%	218,239,274
	(Cost $195,994,630) (b)
	Net Other Assets and Liabilities – 0.1%	212,838
	Net Assets – 100.0%	$218,452,112

(a)	Represents investments in affiliated funds.
(b)	Aggregate cost for federal income tax purposes was $196,028,080. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $25,557,491 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,346,297. The net unrealized appreciation was $22,211,194.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 218,239,274	$ 218,239,274	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 100.0%
	Capital Markets (a) – 100.0%
1,029,452	First Trust Consumer Discretionary AlphaDEX® Fund	$43,803,183
236,888	First Trust Dow Jones Internet Index Fund (b)	44,613,117
1,879,250	First Trust Nasdaq Transportation ETF	43,861,695
385,303	First Trust NASDAQ-100-Technology Sector Index Fund	45,118,981
508,945	First Trust Technology AlphaDEX® Fund	46,273,279
	Total Investments – 100.0%	223,670,255
	(Cost $196,111,886) (c)
	Net Other Assets and Liabilities – 0.0%	83,744
	Net Assets – 100.0%	$223,753,999

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $199,665,863. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $24,699,715 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $695,323. The net unrealized appreciation was $24,004,392.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 223,670,255	$ 223,670,255	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

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First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2020
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)	First Trust BuyWrite Income ETF (FTHI)
ASSETS:
Investments, at value - Unaffiliated	$ 1,244,428,682	$ 347,870,061	$ 18,268,885	$ 60,810,382
Investments, at value - Affiliated	—	91,385,726	—	—
Total investments, at value	1,244,428,682	439,255,787	18,268,885	60,810,382
Cash	368,652	781,407	11,593	589,246
Cash held at broker	—	—	—	8,535
Foreign currency	—	—	4,942	—
Options purchased, at value	—	—	—	—
Receivables:
Dividends	854,659	1,383,680	85,104	18,247
Dividend reclaims	144,399	8,625	24,377	1,702
Fund shares sold	—	—	—	5,735,412
Investment securities sold	—	—	3,234	83,477
Total Assets	1,245,796,392	441,429,499	18,398,135	67,247,001
LIABILITIES:
Options written, at value	—	—	—	1,634,218
Payables:
Investment advisory fees	517,007	180,151	8,092	38,897
Fund shares redeemed	—	—	—	—
Investment securities purchased	—	523,691	—	5,841,127
Other liabilities	1,972	—	—	—
Total Liabilities	518,979	703,842	8,092	7,514,242
NET ASSETS	$1,245,277,413	$440,725,657	$18,390,043	$59,732,759
NET ASSETS consist of:
Paid-in capital	$ 1,119,114,789	$ 753,551,082	$ 26,704,968	$ 78,300,971
Par value	284,050	326,000	13,000	31,242
Accumulated distributable earnings (loss)	125,878,574	(313,151,425)	(8,327,925)	(18,599,454)
NET ASSETS	$1,245,277,413	$440,725,657	$18,390,043	$59,732,759
NET ASSET VALUE, per share	$43.84	$13.52	$14.15	$19.12
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	28,405,000	32,600,002	1,300,002	3,124,201
Investments, at cost - Unaffiliated	$985,530,909	$387,530,184	$21,263,642	$57,203,967
Investments, at cost - Affiliated	$—	$94,740,517	$—	$—
Total investments, at cost	$985,530,909	$482,270,701	$21,263,642	$57,203,967
Foreign currency, at cost (proceeds)	$—	$—	$4,937	$—
Premiums received on options written	$—	$—	$—	$1,872,376
Premiums paid on options purchased	$—	$—	$—	$—

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

$ 4,721,915	$ 1,290,328,767	$—	$ 47,476,578	$ 29,385,871	$—	$—
—	—	2,046,718,650	—	—	218,239,274	223,670,255
4,721,915	1,290,328,767	2,046,718,650	47,476,578	29,385,871	218,239,274	223,670,255
88,892	71,422	1,282,171	44,282	33,363	268,456	139,503
4,522	—	—	—	—	—	—
—	—	—	—	—	—	—
80,546	—	—	—	—	—	—

1,588	2,227,145	—	17,150	77,174	—	—
670	—	—	—	3,076	—	—
—	—	5,114,466	1,284,142	—	—	—
—	—	6,814,156	—	—	940,737	—
4,898,133	1,292,627,334	2,059,929,443	48,822,152	29,499,484	219,448,467	223,809,758

88,151	—	—	—	—	—	—

3,417	530,115	508,584	25,925	15,127	54,751	55,759
—	—	6,816,365	—	—	941,604	—
—	—	5,112,820	1,282,903	—	—	—
—	—	—	—	—	—	—
91,568	530,115	12,437,769	1,308,828	15,127	996,355	55,759
$ 4,806,565	$ 1,292,097,219	$ 2,047,491,674	$ 47,513,324	$ 29,484,357	$ 218,452,112	$ 223,753,999

$ 7,258,651	$ 1,327,003,742	$ 1,879,115,485	$ 78,669,605	$ 47,135,132	$ 359,997,180	$ 263,107,350
2,500	395,500	600,500	18,500	14,000	116,000	85,500
(2,454,586)	(35,302,023)	167,775,689	(31,174,781)	(17,664,775)	(141,661,068)	(39,438,851)
$ 4,806,565	$ 1,292,097,219	$ 2,047,491,674	$ 47,513,324	$ 29,484,357	$ 218,452,112	$ 223,753,999
$19.23	$32.67	$34.10	$25.68	$21.06	$18.83	$26.17
250,002	39,550,002	60,050,002	1,850,002	1,400,002	11,600,002	8,550,002
$4,453,436	$1,233,459,641	$—	$49,804,375	$27,170,092	$—	$—
$—	$—	$1,351,827,502	$—	$—	$195,994,630	$196,111,886
$4,453,436	$1,233,459,641	$1,351,827,502	$49,804,375	$27,170,092	$195,994,630	$196,111,886
$—	$—	$—	$—	$—	$—	$—
$144,334	$—	$—	$—	$—	$—	$—
$174,046	$—	$—	$—	$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2020
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)	First Trust BuyWrite Income ETF (FTHI)
INVESTMENT INCOME:
Dividends - Unaffiliated	$ 32,276,107	$ 19,181,884	$ 883,686	$ 1,380,737
Dividends - Affiliated	—	6,278,656	—	—
Interest	—	19,796	—	2,929
Securities lending income (net of fees)	—	—	—	—
Foreign withholding tax	(1,071,101)	—	(79,935)	(923)
Other	—	20	34	—
Total investment income	31,205,006	25,480,356	803,785	1,382,743
EXPENSES:
Investment advisory fees	5,620,445	3,531,079	103,962	603,991
Total expenses	5,620,445	3,531,079	103,962	603,991
Fees waived by the investment advisor	—	(744,988)	—	—
Net expenses	5,620,445	2,786,091	103,962	603,991
NET INVESTMENT INCOME (LOSS)	25,584,561	22,694,265	699,823	778,752
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(68,092,020)	(122,122,358)	(2,288,600)	(6,528,306)
Investments - Affiliated	—	(2,612,855)	—	—
In-kind redemptions - Unaffiliated	123,199,624	(14,729,439)	1,565,461	3,950,661
In-kind redemptions - Affiliated	—	(1,658,554)	—	—
Written options contracts	—	—	—	(7,311,663)
Purchased options contracts	—	—	—	—
Foreign currency transactions	—	—	1,917	—
Net realized gain (loss)	55,107,604	(141,123,206)	(721,222)	(9,889,308)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	50,196,118	(45,775,559)	(3,020,019)	(1,070,927)
Investments - Affiliated	—	(1,305,614)	—	—
Written options contracts	—	—	—	205,889
Purchased options contracts	—	—	—	—
Foreign currency translation	—	—	2,149	—
Net change in unrealized appreciation (depreciation)	50,196,118	(47,081,173)	(3,017,870)	(865,038)
NET REALIZED AND UNREALIZED GAIN (LOSS)	105,303,722	(188,204,379)	(3,739,092)	(10,754,346)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 130,888,283	$(165,510,114)	$(3,039,269)	$(9,975,594)

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

$124,792	$26,779,954	$—	$266,888	$1,432,243	$—	$—
—	—	12,795,687	—	—	11,966,496	2,082,790
(1,657)	8,883	14,865	401	612	2,342	707,744
—	—	—	69	—	—	—
(151)	(46,915)	—	—	—	—	—
—	—	—	—	—	—	—
122,984	26,741,922	12,810,552	267,358	1,432,855	11,968,838	2,790,534

57,834	5,595,353	6,408,932	357,325	252,158	1,030,499	998,856
57,834	5,595,353	6,408,932	357,325	252,158	1,030,499	998,856
—	—	—	—	—	—	—
57,834	5,595,353	6,408,932	357,325	252,158	1,030,499	998,856
65,150	21,146,569	6,401,620	(89,967)	1,180,697	10,938,339	1,791,678

(518,542)	(85,963,168)	—	(3,093,583)	(11,553,353)	—	55,207
—	—	(114,936,869)	—	—	(61,702,294)	(34,756,229)
499,329	66,215,370	—	695,433	(2,111,116)	—	—
—	—	146,434,639	—	—	(5,240,985)	36,842,890
(671,744)	—	—	—	—	—	—
35,355	—	—	—	—	—	—
—	—	—	—	—	—	—
(655,602)	(19,747,798)	31,497,770	(2,398,150)	(13,664,469)	(66,943,279)	2,141,868

(197,832)	26,519,084	—	(810,384)	(284,910)	—	(34,478)
—	—	200,093,791	—	—	29,254,408	(17,865,247)
51,718	—	—	—	—	—	—
(75,122)	—	—	—	—	—	—
—	—	—	—	—	—	—
(221,236)	26,519,084	200,093,791	(810,384)	(284,910)	29,254,408	(17,899,725)
(876,838)	6,771,286	231,591,561	(3,208,534)	(13,949,379)	(37,688,871)	(15,757,857)
$(811,688)	$27,917,855	$237,993,181	$(3,298,501)	$(12,768,682)	$(26,750,532)	$(13,966,179)
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)		Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended 9/30/2020	Year Ended 9/30/2019	Year Ended 9/30/2020	Year Ended 9/30/2019
OPERATIONS:
Net investment income (loss)	$ 25,584,561	$ 24,173,063	$ 22,694,265	$ 29,706,876
Net realized gain (loss)	55,107,604	14,858,725	(141,123,206)	1,488,046
Net change in unrealized appreciation (depreciation)	50,196,118	27,119,707	(47,081,173)	2,237,574
Net increase (decrease) in net assets resulting from operations	130,888,283	66,151,495	(165,510,114)	33,432,496
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(25,845,943)	(24,152,219)	(29,891,031)	(27,386,241)
Return of capital	—	—	(6,494,411)	(12,639,521)
Total distributions to shareholders	(25,845,943)	(24,152,219)	(36,385,442)	(40,025,762)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	417,634,746	132,009,858	134,635,982	105,981,475
Cost of shares redeemed	(287,956,521)	(111,624,397)	(207,999,717)	(67,363,637)
Net increase (decrease) in net assets resulting from shareholder transactions	129,678,225	20,385,461	(73,363,735)	38,617,838
Total increase (decrease) in net assets	234,720,565	62,384,737	(275,259,291)	32,024,572
NET ASSETS:
Beginning of period	1,010,556,848	948,172,111	715,984,948	683,960,376
End of period	$1,245,277,413	$1,010,556,848	$440,725,657	$715,984,948
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	25,205,000	24,705,000	38,850,002	36,900,002
Shares sold	9,900,000	3,550,000	8,900,000	5,750,000
Shares redeemed	(6,700,000)	(3,050,000)	(15,150,000)	(3,800,000)
Shares outstanding, end of period	28,405,000	25,205,000	32,600,002	38,850,002

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)		First Trust BuyWrite Income ETF (FTHI)
Year Ended 9/30/2020	Year Ended 9/30/2019	Year Ended 9/30/2020	Year Ended 9/30/2019

$ 699,823	$ 535,008	$ 778,752	$ 924,956
(721,222)	(257,675)	(9,889,308)	(1,223,196)
(3,017,870)	209,655	(865,038)	662,423
(3,039,269)	486,988	(9,975,594)	364,183

(721,161)	(511,741)	(781,626)	(2,572,001)
—	—	(2,497,607)	(291,232)
(721,161)	(511,741)	(3,279,233)	(2,863,233)

18,764,075	7,589,185	39,555,388	24,405,092
(16,291,697)	(1,639,648)	(46,722,420)	(8,649,723)
2,472,378	5,949,537	(7,167,032)	15,755,369
(1,288,052)	5,924,784	(20,421,859)	13,256,319

19,678,095	13,753,311	80,154,618	66,898,299
$18,390,043	$19,678,095	$59,732,759	$80,154,618

1,150,002	800,002	3,574,201	2,874,201
1,150,000	450,000	1,800,000	1,100,000
(1,000,000)	(100,000)	(2,250,000)	(400,000)
1,300,002	1,150,002	3,124,201	3,574,201
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Hedged BuyWrite Income ETF (FTLB)		First Trust Rising Dividend Achievers ETF (RDVY)
	Year Ended 9/30/2020	Year Ended 9/30/2019	Year Ended 9/30/2020	Year Ended 9/30/2019
OPERATIONS:
Net investment income (loss)	$ 65,150	$ 139,215	$ 21,146,569	$ 13,247,629
Net realized gain (loss)	(655,602)	(382,050)	(19,747,798)	9,386,288
Net change in unrealized appreciation (depreciation)	(221,236)	(48,241)	26,519,084	(6,501,868)
Net increase (decrease) in net assets resulting from operations	(811,688)	(291,076)	27,917,855	16,132,049
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(66,215)	(263,670)	(21,259,226)	(12,959,451)
Return of capital	(145,536)	(36,081)	—	—
Total distributions to shareholders	(211,751)	(299,751)	(21,259,226)	(12,959,451)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,225,023	2,116,611	768,157,359	290,331,204
Cost of shares redeemed	(5,313,879)	(6,357,626)	(314,875,007)	(152,056,111)
Net increase (decrease) in net assets resulting from shareholder transactions	(3,088,856)	(4,241,015)	453,282,352	138,275,093
Total increase (decrease) in net assets	(4,112,295)	(4,831,842)	459,940,981	141,447,691
NET ASSETS:
Beginning of period	8,918,860	13,750,702	832,156,238	690,708,547
End of period	$4,806,565	$8,918,860	$1,292,097,219	$832,156,238
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	400,002	600,002	26,150,002	21,900,002
Shares sold	100,000	100,000	23,650,000	9,500,000
Shares redeemed	(250,000)	(300,000)	(10,250,000)	(5,250,000)
Shares outstanding, end of period	250,002	400,002	39,550,002	26,150,002

See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)		First Trust RBA American Industrial Renaissance® ETF (AIRR)
Year Ended 9/30/2020	Year Ended 9/30/2019	Year Ended 9/30/2020	Year Ended 9/30/2019

$ 6,401,620	$ 8,098,841	$ (89,967)	$ 412,372
31,497,770	19,785,027	(2,398,150)	(5,632,111)
200,093,791	(183,059,723)	(810,384)	(13,806,960)
237,993,181	(155,175,855)	(3,298,501)	(19,026,699)

(7,981,650)	(7,644,240)	(144,765)	(296,670)
—	—	—	—
(7,981,650)	(7,644,240)	(144,765)	(296,670)

147,416,934	145,097,323	12,492,884	2,431,373
(678,198,985)	(492,239,933)	(28,435,922)	(111,708,519)
(530,782,051)	(347,142,610)	(15,943,038)	(109,277,146)
(300,770,520)	(509,962,705)	(19,386,304)	(128,600,515)

2,348,262,194	2,858,224,899	66,899,628	195,500,143
$2,047,491,674	$2,348,262,194	$47,513,324	$66,899,628

79,250,002	92,400,002	2,500,002	7,000,002
4,850,000	4,950,000	550,000	100,000
(24,050,000)	(18,100,000)	(1,200,000)	(4,600,000)
60,050,002	79,250,002	1,850,002	2,500,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)		First Trust Dorsey Wright International Focus 5 ETF (IFV)
	Year Ended 9/30/2020	Year Ended 9/30/2019	Year Ended 9/30/2020	Year Ended 9/30/2019
OPERATIONS:
Net investment income (loss)	$ 1,180,697	$ 1,111,962	$ 10,938,339	$ 10,443,787
Net realized gain (loss)	(13,664,469)	(2,620,635)	(66,943,279)	(19,167,346)
Net change in unrealized appreciation (depreciation)	(284,910)	3,090,614	29,254,408	(41,610,383)
Net increase (decrease) in net assets resulting from operations	(12,768,682)	1,581,941	(26,750,532)	(50,333,942)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,297,931)	(995,631)	(11,181,681)	(9,937,814)
Return of capital	—	—	—	(425,042)
Total distributions to shareholders	(1,297,931)	(995,631)	(11,181,681)	(10,362,856)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	34,251,548	19,283,964	20,996,726	76,788,905
Cost of shares redeemed	(35,013,136)	(13,284,855)	(218,369,257)	(337,000,508)
Net increase (decrease) in net assets resulting from shareholder transactions	(761,588)	5,999,109	(197,372,531)	(260,211,603)
Total increase (decrease) in net assets	(14,828,201)	6,585,419	(235,304,744)	(320,908,401)
NET ASSETS:
Beginning of period	44,312,558	37,727,139	453,756,856	774,665,257
End of period	$29,484,357	$44,312,558	$218,452,112	$453,756,856
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,700,002	1,500,002	23,800,002	38,100,002
Shares sold	1,300,000	750,000	1,150,000	4,000,000
Shares redeemed	(1,600,000)	(550,000)	(13,350,000)	(18,300,000)
Shares outstanding, end of period	1,400,002	1,700,002	11,600,002	23,800,002

See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Year Ended 9/30/2020	Year Ended 9/30/2019

$ 1,791,678	$ 4,068,386
2,141,868	(515,267)
(17,899,725)	(53,623,824)
(13,966,179)	(50,070,705)

(2,183,455)	(3,803,231)
—	—
(2,183,455)	(3,803,231)

17,694,882	175,658,264
(246,044,671)	(274,068,301)
(228,349,789)	(98,410,037)
(244,499,423)	(152,283,973)

468,253,422	620,537,395
$223,753,999	$468,253,422

17,700,002	21,550,002
750,000	6,700,000
(9,900,000)	(10,550,000)
8,550,002	17,700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 40.09	$ 38.38	$ 32.39	$ 29.33	$ 24.23
Income from investment operations:
Net investment income (loss)	0.93	0.97	0.96	0.80	0.80
Net realized and unrealized gain (loss)	3.77	1.71	5.90	3.01	5.02
Total from investment operations	4.70	2.68	6.86	3.81	5.82
Distributions paid to shareholders from:
Net investment income	(0.95)	(0.97)	(0.87)	(0.75)	(0.72)
Net asset value, end of period	$43.84	$40.09	$38.38	$32.39	$29.33
Total return (a)	11.91%	7.21%	21.37%	13.10%	24.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,245,277	$ 1,010,557	$ 948,172	$ 717,616	$ 572,100
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.28%	2.59%	2.70%	2.64%	3.01%
Portfolio turnover rate (b)	49%	37%	27%	26%	30%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 18.43	$ 18.54	$ 19.22	$ 18.89	$ 18.37
Income from investment operations:
Net investment income (loss)	0.57	0.83	0.87	0.81	0.83
Net realized and unrealized gain (loss)	(4.52)	0.18	(0.36)	0.59	0.94
Total from investment operations	(3.95)	1.01	0.51	1.40	1.77
Distributions paid to shareholders from:
Net investment income	(0.79)	(0.77)	(0.76)	(0.82)	(0.85)
Return of capital	(0.17)	(0.35)	(0.43)	(0.25)	(0.40)
Total distributions	(0.96)	(1.12)	(1.19)	(1.07)	(1.25)
Net asset value, end of period	$13.52	$18.43	$18.54	$19.22	$18.89
Total return (a)	(21.89)%	5.74%	2.82%	7.56%	9.86%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 440,726	$ 715,985	$ 683,960	$ 850,403	$ 873,524
Ratio of total expenses to average net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets (b)	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	3.86%	4.58%	4.62%	4.25%	4.25%
Portfolio turnover rate (c)	106%	73%	84%	82%	115%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S&P International Dividend Aristocrats ETF (FID)
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 17.11	$ 17.19	$ 18.52	$ 17.28	$ 15.85
Income from investment operations:
Net investment income (loss)	0.64	0.63	0.85	0.77	0.77
Net realized and unrealized gain (loss)	(2.93)	(0.08)	(1.26)	1.39	1.34
Total from investment operations	(2.29)	0.55	(0.41)	2.16	2.11
Distributions paid to shareholders from:
Net investment income	(0.67)	(0.63)	(0.92)	(0.92)	(0.68)
Net asset value, end of period	$14.15	$17.11	$17.19	$18.52	$17.28
Total return (a)	(13.62)%	3.38%	(2.35)%	12.96%	13.57%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 18,390	$ 19,678	$ 13,753	$ 12,038	$ 12,962
Ratio of total expenses to average net assets	0.60%	0.60%	0.69% (b)	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	4.03%	4.01%	4.70%	4.36%	4.52%
Portfolio turnover rate (c)	81%	44%	196% (d)	129%	151%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	On August 30, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective August 30, 2018, which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust BuyWrite Income ETF (FTHI)
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.43	$ 23.28	$ 22.54	$ 20.57	$ 19.12
Income from investment operations:
Net investment income (loss)	0.23	0.40	0.35	0.30	0.34
Net realized and unrealized gain (loss)	(2.58)	(0.29)	1.35	2.60	2.06
Total from investment operations	(2.35)	0.11	1.70	2.90	2.40
Distributions paid to shareholders from:
Net investment income	(0.23)	(0.86)	(0.96)	(0.13)	(0.35)
Return of capital	(0.73)	(0.10)	—	(0.80)	(0.60)
Total distributions	(0.96)	(0.96)	(0.96)	(0.93)	(0.95)
Net asset value, end of period	$19.12	$22.43	$23.28	$22.54	$20.57
Total return (a)	(10.63)%	0.72%	8.12%	13.93%	12.80%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 59,733	$ 80,155	$ 66,898	$ 52,385	$ 7,198
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.87% (b)	0.85%
Ratio of net investment income (loss) to average net assets	1.10%	1.43%	1.34%	1.43%	1.78%
Portfolio turnover rate (c)	210%	209%	239%	315% (d)	139%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes reorganization fees. If this reorganization fee was not included, the expense ratio would have been 0.85%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the rebalance of the portfolio that occurred shortly after the reorganization of FTHI with the First Trust Dividend and Income Fund.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Hedged BuyWrite Income ETF (FTLB)
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.30	$ 22.92	$ 22.27	$ 20.38	$ 19.05
Income from investment operations:
Net investment income (loss)	0.21	0.27	0.40	0.38	0.24
Net realized and unrealized gain (loss)	(2.62)	(0.23)	0.91	2.14	1.74
Total from investment operations	(2.41)	0.04	1.31	2.52	1.98
Distributions paid to shareholders from:
Net investment income	(0.21)	(0.58)	(0.66)	(0.63)	(0.36)
Return of capital	(0.45)	(0.08)	—	—	(0.29)
Total distributions	(0.66)	(0.66)	(0.66)	(0.63)	(0.65)
Net asset value, end of period	$19.23	$22.30	$22.92	$22.27	$20.38
Total return (a)	(10.98)%	0.29%	5.95%	12.57%	10.53%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 4,807	$ 8,919	$ 13,751	$ 7,794	$ 4,077
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	0.96%	1.40%	1.32%	1.45%	1.79%
Portfolio turnover rate (b)	207%	205%	219%	184%	143%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Rising Dividend Achievers ETF (RDVY)
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 31.82	$ 31.54	$ 27.84	$ 22.12	$ 20.34
Income from investment operations:
Net investment income (loss)	0.58	0.54	0.41	0.34	0.53
Net realized and unrealized gain (loss)	0.86	0.27	3.68	5.73	1.86
Total from investment operations	1.44	0.81	4.09	6.07	2.39
Distributions paid to shareholders from:
Net investment income	(0.59)	(0.53)	(0.39)	(0.35)	(0.54)
Net realized gain	—	—	—	—	(0.07)
Total distributions	(0.59)	(0.53)	(0.39)	(0.35)	(0.61)
Net asset value, end of period	$32.67	$31.82	$31.54	$27.84	$22.12
Total return (a)	4.61%	2.72%	14.78%	27.53%	11.98%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,292,097	$ 832,156	$ 690,709	$ 271,405	$ 27,646
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	1.89%	1.85%	1.50%	1.60%	2.50%
Portfolio turnover rate (b)	62%	63%	40%	46%	66%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Focus 5 ETF (FV)
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 29.63	$ 30.93	$ 26.17	$ 22.91	$ 21.91
Income from investment operations:
Net investment income (loss)	0.09	0.11	0.09	0.21	0.16
Net realized and unrealized gain (loss)	4.49	(1.31)	4.83	3.25	0.96
Total from investment operations	4.58	(1.20)	4.92	3.46	1.12
Distributions paid to shareholders from:
Net investment income	(0.11)	(0.10)	(0.16)	(0.20)	(0.12)
Net asset value, end of period	$34.10	$29.63	$30.93	$26.17	$22.91
Total return (a)	15.50%	(3.92)%	18.91%	15.16%	5.10%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,047,492	$ 2,348,262	$ 2,858,225	$ 2,397,352	$ 3,055,465
Ratio of total expenses to average net assets (b)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	0.30%	0.34%	0.30%	0.74%	0.62%
Portfolio turnover rate (c)	72%	65%	44%	66%	42%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RBA American Industrial Renaissance® ETF (AIRR)
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 26.76	$ 27.93	$ 26.04	$ 20.49	$ 15.31
Income from investment operations:
Net investment income (loss)	(0.03)	0.10 (a)	0.09	0.08 (a)	0.08 (a)
Net realized and unrealized gain (loss)	(0.98)	(1.21)	1.88	5.53	5.16
Total from investment operations	(1.01)	(1.11)	1.97	5.61	5.24
Distributions paid to shareholders from:
Net investment income	(0.07)	(0.06)	(0.08)	(0.06)	(0.06)
Net asset value, end of period	$25.68	$26.76	$27.93	$26.04	$20.49
Total return (b)	(3.81)%	(3.95)%	7.56%	27.39%	34.27%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 47,513	$ 66,900	$ 195,500	$ 169,282	$ 20,492
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	(0.18)%	0.40%	0.32%	0.33%	0.47%
Portfolio turnover rate (c)	45%	58%	35%	52%	62%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 26.07	$ 25.15	$ 24.54	$ 22.11	$ 20.10
Income from investment operations:
Net investment income (loss)	0.68	0.78	0.65	0.60	0.55
Net realized and unrealized gain (loss)	(4.95)	0.86	0.59	2.44	1.96
Total from investment operations	(4.27)	1.64	1.24	3.04	2.51
Distributions paid to shareholders from:
Net investment income	(0.74)	(0.72)	(0.63)	(0.61)	(0.50)
Net asset value, end of period	$21.06	$26.07	$25.15	$24.54	$22.11
Total return (a)	(16.49)%	6.87%	5.10%	13.93%	12.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 29,484	$ 44,313	$ 37,727	$ 28,221	$ 22,107
Ratio of total expenses to average net assets	0.60%	0.60%	0.69% (b)	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	2.81%	3.50%	2.79%	2.61%	2.79%
Portfolio turnover rate (c)	193%	160%	297% (d)	150%	136%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	On September 6, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective September 6, 2018, which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright International Focus 5 ETF (IFV)
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 19.07	$ 20.33	$ 21.35	$ 17.55	$ 17.08
Income from investment operations:
Net investment income (loss)	0.56	0.37	0.33	0.25	0.22
Net realized and unrealized gain (loss)	(0.23)	(1.26)	(0.93)	3.73	0.52
Total from investment operations	0.33	(0.89)	(0.60)	3.98	0.74
Distributions paid to shareholders from:
Net investment income	(0.57)	(0.35)	(0.42)	(0.18)	(0.27)
Return of capital	—	(0.02)	—	—	—
Total distributions	(0.57)	(0.37)	(0.42)	(0.18)	(0.27)
Net asset value, end of period	$18.83	$19.07	$20.33	$21.35	$17.55
Total return (a)	1.75%	(4.42)%	(2.91)%	22.71%	4.35%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 218,452	$ 453,757	$ 774,665	$ 794,132	$ 450,042
Ratio of total expenses to average net assets (b)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	3.19%	1.89%	1.57%	1.59%	1.14%
Portfolio turnover rate (c)	29%	42%	0%	49%	58%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
	Year Ended September 30,				Period Ended 9/30/2016 (a)
	2020	2019	2018	2017
Net asset value, beginning of period	$ 26.45	$ 28.80	$ 24.36	$ 21.32	$ 20.02
Income from investment operations:
Net investment income (loss)	0.13	0.22	0.08	0.17	0.09
Net realized and unrealized gain (loss)	(0.25)	(2.37)	4.51	3.04	1.25
Total from investment operations	(0.12)	(2.15)	4.59	3.21	1.34
Distributions paid to shareholders from:
Net investment income	(0.16)	(0.20)	(0.15)	(0.16)	(0.04)
Net realized gain	—	—	—	(0.01)	—
Total distributions	(0.16)	(0.20)	(0.15)	(0.17)	(0.04)
Net asset value, end of period	$26.17	$26.45	$28.80	$24.36	$21.32
Total return (b)	(0.46)%	(7.46)%	18.91%	15.13%	6.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 223,754	$ 468,253	$ 620,537	$ 328,881	$ 234,540
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30%	0.30%	0.30% (d)
Ratio of net investment income (loss) to average net assets	0.54%	0.79%	0.32%	0.80%	1.45% (d)
Portfolio turnover rate (e)	225%	90%	42%	54%	15%

(a)	Inception date is March 17, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2020
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty exchange-traded funds that are offering shares. This report covers the eleven funds listed below.
First Trust NASDAQ Technology Dividend Index Fund – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “TDIV”)
Multi-Asset Diversified Income Index Fund – (Nasdaq ticker “MDIV”)
First Trust S&P International Dividend Aristocrats ETF – (Nasdaq ticker “FID”)
First Trust BuyWrite Income ETF – (Nasdaq ticker “FTHI”)
First Trust Hedged BuyWrite Income ETF – (Nasdaq ticker “FTLB”)
First Trust Rising Dividend Achievers ETF – (Nasdaq ticker “RDVY”)
First Trust Dorsey Wright Focus 5 ETF – (Nasdaq ticker “FV”)
First Trust RBA American Industrial Renaissance® ETF – (Nasdaq ticker “AIRR”)
First Trust Dorsey Wright Momentum & Dividend ETF – (Nasdaq ticker “DDIV”)
First Trust Dorsey Wright International Focus 5 ETF – (Nasdaq ticker “IFV”)
First Trust Dorsey Wright Dynamic Focus 5 ETF – (Nasdaq ticker “FVC”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares currently are listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Each Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Funds invest, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund, except for FTHI and FTLB, is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust NASDAQ Technology Dividend Index Fund
Multi-Asset Diversified Income Index Fund
First Trust S&P International Dividend Aristocrats ETF
First Trust Rising Dividend Achievers ETF
First Trust DorseyWright Focus 5 ETF
First Trust RBA American Industrial Renaissance® ETF
First Trust Dorsey Wright Momentum & Dividend ETF
First Trust Dorsey Wright International Focus 5 ETF
First Trust Dorsey Wright Dynamic Focus 5 ETF	NASDAQ Technology Dividend IndexSM(1)
NASDAQ US Multi-Asset Diversified Income IndexSM(1)
S&P International Dividend Aristocrats Index(2)
NASDAQ US Rising Dividend Achievers Index(1)
DorseyWright Focus Five Index(3)
Richard Bernstein Advisors American Industrial Renaissance® Index(4)
Dorsey Wright Momentum Plus Dividend Yield Index(1)
Dorsey Wright International Focus Five Index(3)
Dorsey Wright Dynamic Focus Five Index(3)
(1) This index is developed, maintained and sponsored by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(2) This index is developed and maintained by S&P Dow Jones Indices, LLC, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(3) This index is developed and sponsored by Dorsey, Wright & Associates, LLC, maintained by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(4) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by ICE Data Indices, LLC, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI’s secondary investment objective is to provide capital appreciation. Under normal market conditions, FTHI pursues its investment objectives by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor’s 500® Index (the “S&P 500”). The Fund employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
The investment objective of FTLB is to provide current income. Under normal market conditions, FTLB pursues its investment objective by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of buying U.S. exchange-traded put options on the S&P 500 and writing (selling) U.S. exchange-traded covered call options on the S&P 500. The Fund employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells or writes an option contract to another party. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the S&P 500 that seek to provide the Fund with downside protection and which are expected to reduce the Fund’s price sensitivity to declining markets. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2020, is included with each Fund’s Portfolio of Investments.
B. Option Contracts
FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the S&P 500 to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write (sell) covered call options or put options (“options”) on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) “naked” or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options written (sold) by FTHI and FTLB will either be exercised, expire, or be canceled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statements of Operations.
The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option’s expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
FTLB may also purchase U.S. exchange-traded call or put options on the S&P 500 to hedge against changes in the value of equities. The purchase of call or put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options purchased, at value” on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
If FTLB elects to exercise a call or put option on the S&P 500, settlement does not occur by the delivery of the securities comprising the Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in “Purchased options contracts” on the Statements of Operations.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Affiliated Transactions
MDIV, FV, IFV, and FVC invest in securities of affiliated funds. Each Fund’s investment performance and risks are related to the investment performance and risks of the affiliated funds.
Amounts relating to these investments in MDIV at September 30, 2020, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2020	Value at 9/30/2019	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2020	Dividend Income
First Trust Tactical High Yield ETF	1,936,959	$ 140,093,055	$ 39,624,513	$ (82,754,819)	$ (1,305,614)	$ (4,271,409)	$ 91,385,726	$ 6,278,656

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
Amounts relating to these investments in FV at September 30, 2020, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2020	Value at 9/30/2019	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2020	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	9,420,099	$ —	$ 398,786,042	$ (42,833,741)	$ 42,848,345	$ 2,024,566	$ 400,825,212	$ 366,136
First Trust Dow Jones Internet Index Fund	2,167,674	462,879,529	30,825,437	(214,631,275)	46,563,333	82,601,020	408,238,044	—
First Trust Energy AlphaDEX® Fund	—	—	375,477,766	(309,973,527)	—	(65,504,239)	—	315,790
First Trust Financials AlphaDEX® Fund	—	472,350,571	4,191,600	(375,344,812)	7,424,561	(108,621,920)	—	3,484,432
First Trust Health Care AlphaDEX® Fund	—	—	390,239,528	(433,519,934)	—	43,280,406	—	—
First Trust Nasdaq Transportation ETF	17,196,272	—	412,504,996	(4,713,772)	(6,407,183)	(23,052)	401,360,989	3,454
First Trust NASDAQ-100-Technology Sector Index Fund	3,525,757	465,688,153	33,598,673	(196,680,654)	44,501,429	65,758,544	412,866,145	3,028,640
First Trust Technology AlphaDEX® Fund	4,657,152	466,466,182	30,584,838	(200,551,024)	89,024,188	37,904,076	423,428,260	594,783
First Trust Utilities AlphaDEX® Fund	—	478,339,832	15,972,162	(444,529,481)	(23,860,882)	(25,921,631)	—	5,002,452
		$2,345,724,267	$1,692,181,042	$(2,222,778,220)	$200,093,791	$31,497,770	$2,046,718,650	$12,795,687

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
Amounts relating to these investments in IFV at September 30, 2020, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2020	Value at 9/30/2019	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2020	Dividend Income
First Trust BICK Index Fund	1,495,380	$ 90,090,373	$ 4,204,658	$ (51,542,653)	$ 6,775,226	$ (6,042,402)	$ 43,485,202	$ 588,012
First Trust Brazil AlphaDEX® Fund	—	89,851,230	2,604,091	(56,655,050)	(8,967,168)	(26,833,103)	—	7,973,414
First Trust China AlphaDEX® Fund	1,452,557	—	52,928,625	(23,673,824)	6,091,898	2,483,405	37,830,104	1,638,025
First Trust Chindia ETF	969,948	—	50,365,573	(24,771,038)	15,948,496	4,655,592	46,198,623	49,501
First Trust Germany AlphaDEX® Fund	1,074,375	91,303,160	4,342,514	(48,522,675)	6,663,259	(5,853,018)	47,933,240	643,167
First Trust Latin America AlphaDEX® Fund	—	91,832,803	2,653,841	(61,014,969)	698,402	(34,170,077)	—	542,093
First Trust Switzerland AlphaDEX® Fund	794,949	90,211,646	4,207,617	(52,238,561)	1,941,056	(1,329,653)	42,792,105	781,500
		$453,289,212	$121,306,919	$(318,418,770)	$29,151,169	$(67,089,256)	$218,239,274	$12,215,712
Amounts relating to these investments in FVC at September 30, 2020, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2020	Value at 9/30/2019	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2020	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	1,029,452	$ —	$ 47,115,078	$ (8,834,766)	$ 4,694,462	$ 828,409	$ 43,803,183	$ 39,459
First Trust Dow Jones Internet Index Fund	236,888	55,503,320	81,460,004	(97,715,934)	(6,906,551)	12,272,278	44,613,117	—
First Trust Energy AlphaDEX® Fund	—	—	44,263,793	(37,413,463)	—	(6,850,330)	—	33,549
First Trust Enhanced Short Maturity ETF	—	—	291,109,913	(292,145,578)	—	1,035,665	—	640,818
First Trust Financials AlphaDEX® Fund	—	56,639,009	34,133,259	(72,053,970)	890,271	(19,608,569)	—	390,788
First Trust Health Care AlphaDEX® Fund	—	—	67,544,809	(67,749,125)	—	204,316	—	—
First Trust Nasdaq Transportation ETF	1,879,250	—	45,403,014	(842,393)	(695,323)	(3,603)	43,861,695	376
First Trust NASDAQ-100-Technology Sector Index Fund	385,303	55,840,149	84,861,220	(99,692,388)	(12,638,352)	16,748,352	45,118,981	337,589
First Trust Technology AlphaDEX® Fund	508,945	55,933,425	83,619,522	(97,022,994)	(373,180)	4,116,506	46,273,279	66,964
First Trust Utilities AlphaDEX® Fund	—	57,357,154	55,236,438	(103,100,655)	(2,836,574)	(6,656,363)	—	573,247
		$281,273,057	$834,747,050	$(876,571,266)	$(17,865,247)	$2,086,661	$223,670,255	$2,082,790

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
F. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
G. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. As of September 30, 2020, no Funds had securities in the securities lending program. During the fiscal year ended September 30, 2020, AIRR participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
H. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly for MDIV, FTHI, and FTLB and quarterly for TDIV, FID, RDVY, FV, AIRR, DDIV, IFV, and FVC or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 25,845,943	$ —	$ —
Multi-Asset Diversified Income Index Fund	29,891,031	—	6,494,411
First Trust S&P International Dividend Aristocrats ETF	721,161	—	—
First Trust BuyWrite Income ETF	781,626	—	2,497,607
First Trust Hedged BuyWrite Income ETF	66,215	—	145,536
First Trust Rising Dividend Achievers ETF	21,259,226	—	—
First Trust Dorsey Wright Focus 5 ETF	7,981,650	—	—
First Trust RBA American Industrial Renaissance® ETF	144,765	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	1,297,931	—	—
First Trust Dorsey Wright International Focus 5 ETF	11,181,681	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	2,183,455	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2019, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 24,152,219	$ —	$ —
Multi-Asset Diversified Income Index Fund	27,386,241	—	12,639,521
First Trust S&P International Dividend Aristocrats ETF	511,741	—	—
First Trust BuyWrite Income ETF	2,572,001	—	291,232
First Trust Hedged BuyWrite Income ETF	263,670	—	36,081
First Trust Rising Dividend Achievers ETF	12,959,451	—	—
First Trust Dorsey Wright Focus 5 ETF	7,644,240	—	—
First Trust RBA American Industrial Renaissance® ETF	296,670	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	995,631	—	—
First Trust Dorsey Wright International Focus 5 ETF	9,937,814	—	425,042
First Trust Dorsey Wright Dynamic Focus 5 ETF	3,803,231	—	—
As of September 30, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ Technology Dividend Index Fund	$ 1,390,200	$ (119,073,455)	$ 243,561,829
Multi-Asset Diversified Income Index Fund	—	(271,313,191)	(41,838,234)
First Trust S&P International Dividend Aristocrats ETF	119,233	(5,172,768)	(3,274,390)
First Trust BuyWrite Income ETF	—	(22,148,128)	3,548,674
First Trust Hedged BuyWrite Income ETF	—	(2,720,799)	266,213
First Trust Rising Dividend Achievers ETF	758,492	(80,086,660)	44,026,145
First Trust Dorsey Wright Focus 5 ETF	—	(525,969,254)	693,744,943
First Trust RBA American Industrial Renaissance® ETF	15,327	(28,598,861)	(2,591,247)
First Trust Dorsey Wright Momentum & Dividend ETF	46,318	(19,919,073)	2,207,980
First Trust Dorsey Wright International Focus 5 ETF	5,874	(163,878,136)	22,211,194
First Trust Dorsey Wright Dynamic Focus 5 ETF	—	(63,443,243)	24,004,392

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
I. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019 and 2020 remain open to federal and state audit. As of September 30, 2020, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2020, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust NASDAQ Technology Dividend Index Fund	$ 119,073,455
Multi-Asset Diversified Income Index Fund	271,313,191
First Trust S&P International Dividend Aristocrats ETF	5,172,768
First Trust BuyWrite Income ETF	22,148,128
First Trust Hedged BuyWrite Income ETF	2,720,799
First Trust Rising Dividend Achievers ETF	80,086,660
First Trust Dorsey Wright Focus 5 ETF	525,969,254
First Trust RBA American Industrial Renaissance® ETF	28,598,861
First Trust Dorsey Wright Momentum & Dividend ETF	19,919,073
First Trust Dorsey Wright International Focus 5 ETF	163,878,136
First Trust Dorsey Wright Dynamic Focus 5 ETF	63,443,243
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2020, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust NASDAQ Technology Dividend Index Fund	$ —	$ (120,003,670)	$ 120,003,670
Multi-Asset Diversified Income Index Fund	8,638,841	19,855,936	(28,494,777)
First Trust S&P International Dividend Aristocrats ETF	6,543	(1,487,527)	1,480,984
First Trust BuyWrite Income ETF	(20,583)	(3,744,590)	3,765,173
First Trust Hedged BuyWrite Income ETF	(1,341)	(495,590)	496,931
First Trust Rising Dividend Achievers ETF	—	(60,322,825)	60,322,825
First Trust Dorsey Wright Focus 5 ETF	1,125,429	(144,226,573)	143,101,144
First Trust RBA American Industrial Renaissance® ETF	61,365	24,349	(85,714)
First Trust Dorsey Wright Momentum & Dividend ETF	—	2,214,504	(2,214,504)
First Trust Dorsey Wright International Focus 5 ETF	(1)	7,422,367	(7,422,366)
First Trust Dorsey Wright Dynamic Focus 5 ETF	126,622	(35,087,156)	34,960,534
J. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of advisory fees, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), taxes, interest, and extraordinary expenses, which are paid by each respective Fund. See Note 3 relating to a reduction in MDIV’s annual unitary management fee. Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor.
First Trust has entered into licensing agreements with the following “Licensors” for the respective Funds:
Fund	Licensor
First Trust NASDAQ Technology Dividend Index Fund	Nasdaq, Inc.
Multi-Asset Diversified Income Index Fund	Nasdaq, Inc.
First Trust S&P International Dividend Aristocrats ETF	S&P Dow Jones Indices, LLC
First Trust Rising Dividend Achievers ETF	Nasdaq, Inc.
First Trust Dorsey Wright Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance® ETF	Richard Bernstein Advisors LLC
First Trust Dorsey Wright Momentum & Dividend ETF	Nasdaq, Inc.
First Trust Dorsey Wright International Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF	Dorsey, Wright & Associates, LLC
The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
Each Fund pays First Trust an annual unitary management fee based on each Fund’s average daily net assets at a rate set forth below:
Rate
First Trust NASDAQ Technology Dividend Index Fund	0.50%
Multi-Asset Diversified Income Index Fund	0.60%
First Trust S&P International Dividend Aristocrats ETF	0.60%
First Trust BuyWrite Income ETF	0.85%
First Trust Hedged BuyWrite Income ETF	0.85%
First Trust Rising Dividend Achievers ETF	0.50%
First Trust Dorsey Wright Focus 5 ETF	0.30%
First Trust RBA American Industrial Renaissance® ETF	0.70%
First Trust Dorsey Wright Momentum & Dividend ETF	0.60%
First Trust Dorsey Wright International Focus 5 ETF	0.30%
First Trust Dorsey Wright Dynamic Focus 5 ETF	0.30%
In addition, MDIV, FV, IFV, and FVC incur pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”). The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distributions and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.
Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) the termination of MDIV’s investment management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2021. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the year ended September 30, 2020, MDIV waived $744,988 of management fees.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$ 553,480,431	$ 552,388,672
Multi-Asset Diversified Income Index Fund	618,017,348	626,441,969
First Trust S&P International Dividend Aristocrats ETF	15,466,326	14,473,682
First Trust BuyWrite Income ETF	148,594,702	159,311,134
First Trust Hedged BuyWrite Income ETF	13,460,752	14,291,061
First Trust Rising Dividend Achievers ETF	689,050,137	689,084,618
First Trust Dorsey Wright Focus 5 ETF	1,544,695,611	1,544,047,390
First Trust RBA American Industrial Renaissance® ETF	23,442,327	23,366,348
First Trust Dorsey Wright Momentum & Dividend ETF	80,683,512	80,186,386
First Trust Dorsey Wright International Focus 5 ETF	100,304,973	100,030,032
First Trust Dorsey Wright Dynamic Focus 5 ETF	817,313,150	648,758,407

For the fiscal year ended September 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$ 416,365,108	$ 286,690,066
Multi-Asset Diversified Income Index Fund	133,510,966	206,752,378
First Trust S&P International Dividend Aristocrats ETF	17,340,513	15,924,061
First Trust BuyWrite Income ETF	40,221,978	45,762,087
First Trust Hedged BuyWrite Income ETF	2,198,208	5,168,788
First Trust Rising Dividend Achievers ETF	765,231,895	313,354,727
First Trust Dorsey Wright Focus 5 ETF	147,485,431	678,730,830
First Trust RBA American Industrial Renaissance® ETF	12,474,554	28,398,508
First Trust Dorsey Wright Momentum & Dividend ETF	33,853,793	34,919,051
First Trust Dorsey Wright International Focus 5 ETF	21,001,946	218,388,738
First Trust Dorsey Wright Dynamic Focus 5 ETF	17,433,899	227,812,860
5. Derivative Transactions
The following tables present the type of derivatives held by each Fund at September 30, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
FTHI
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Options	Equity Risk	—	$ —	Options written, at value	$ 1,634,218
FTLB
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Options	Equity Risk	Options purchased, at value	$ 80,546	Options written, at value	$ 88,151

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Equity Risk
Statements of Operations Location	FTHI	FTLB
Net realized gain (loss) on Purchased options contracts	$—	$35,355
Net realized gain (loss) on Written options contracts	(7,311,663)	(671,744)
Net change in unrealized gain (loss) on Purchased options contracts	—	(75,122)
Net change in unrealized gain (loss) on Written options contracts	205,889	51,718
During the fiscal year ended September 30, 2020, for FTHI, the premiums for written options opened were $9,209,763, and the premiums for written options closed, exercised and expired were $8,479,071.
During the fiscal year ended September 30, 2020, for FTLB, the premiums for written options opened were $988,240, and the premiums for written options closed, exercised and expired were $1,011,411. During the fiscal year ended September 30, 2020, for FTLB, the premiums for purchased options opened were $647,153, and the premiums for purchased options closed, exercised and expired were $655,040.
FTHI and FTLB do not have the right to offset on financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may increase or decrease with changes in each Fund’s portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2022.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Other Matters
By operation of law, FV, FVC, IFV, FTHI and FTLB now operate as diversified open-end management investment companies as defined in Section 5(b) of the 1940 Act.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Hedged BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Financial Highlights
First Trust NASDAQ Technology Dividend Index Fund	For the years ended September 30, 2020, 2019, 2018, 2017, and 2016
Multi-Asset Diversified Income Index Fund
First Trust S&P International Dividend Aristocrats ETF
First Trust BuyWrite Income ETF
First Trust Hedged BuyWrite Income ETF
First Trust Rising Dividend Achievers ETF
First Trust Dorsey Wright Focus 5 ETF
First Trust RBA American Industrial Renaissance® ETF
First Trust Dorsey Wright Momentum & Dividend ETF
First Trust Dorsey Wright International Focus 5 ETF
First Trust Dorsey Wright Dynamic Focus 5 ETF	For the years ended September 30, 2020, 2019, 2018, 2017, and the period from March 17, 2016 (commencement of operations) through September 30, 2016
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of

Report of Independent Registered Public Accounting Firm (Continued)
September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
November 23, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended September 30, 2020, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust NASDAQ Technology Dividend Index Fund	93.43%
Multi-Asset Diversified Income Index Fund	32.54%
First Trust S&P International Dividend Aristocrats ETF	0.00%
First Trust BuyWrite Income ETF	100.00%
First Trust Hedged BuyWrite Income ETF	100.00%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	63.59%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
For the taxable year ended September 30, 2020, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust NASDAQ Technology Dividend Index Fund	100.00%
Multi-Asset Diversified Income Index Fund	33.03%
First Trust S&P International Dividend Aristocrats ETF	82.66%
First Trust BuyWrite Income ETF	100.00%
First Trust Hedged BuyWrite Income ETF	100.00%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	70.12%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
**The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Additionally, the actual percentage of income that qualified for the dividends received deduction will be available to shareholders shortly after calendar year end.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
A portion of the ordinary dividends (including short-term capital gains) that MDIV, FTHI, FTLB and DDIV paid to shareholders during the taxable year ended September 30, 2020, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Funds received from the underlying Real Estate Investment Trusts (REITs) they invest in.
The following Fund met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries is as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust S&P International Dividend Aristocrats ETF	$ 883,686	$ 0.68	$ 74,572	$ 0.06
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following eleven series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Multi-Asset Diversified Income Index Fund (MDIV)
First Trust S&P International Dividend Aristocrats ETF (FID)
First Trust Dorsey Wright Focus 5 ETF (FV)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
First Trust Rising Dividend Achievers ETF (RDVY)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
First Trust Hedged BuyWrite Income ETF (FTLB)
First Trust BuyWrite Income ETF (FTHI)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board considered that FTLB and FTHI are actively-managed ETFs and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Alternatives Investment Team, including the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board considered that the Advisor had previously agreed to extend the Fee Offset Agreement for MDIV through January 31, 2021, whereby the Advisor offsets its unitary fee paid by MDIV related to the portion of MDIV’s assets invested in other investment companies advised by the Advisor. The Board noted that because each of FV, IFV and FVC invests in underlying ETFs in the First Trust Fund Complex, each such Fund will incur acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios (excluding acquired fund fees and expenses for FV, IFV and FVC) were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rates for MDIV (including the fee offset), FTLB and FTHI were below the median total (net) expense ratio of the peer funds in each Fund’s respective Expense Group, that the unitary fee rate for FV was equal to the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group and that the unitary fee rate for each other Fund was above the median total (net) expense ratio (excluding acquired fund fees and expenses, as applicable) of the peer funds in its respective Expense Group. The Board also noted that FVC’s total (net) expense ratio (including acquired fund fees and expenses) was below the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group and FV’s and IFV’s total (net) expense ratios (including acquired fund fees and expenses) were above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in each Fund’s respective Expense Group. With respect to the Expense Groups, the Board, at the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs and actively-managed ETFs, including, for index ETFs, differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and, for both index ETFs and actively-managed ETFs, different business models that may affect the pricing of services among ETF sponsors. For actively-managed ETFs, the Board also noted that there were no other actively-managed ETFs in the Expense Groups for FTLB and FTHI. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. With the exception of FTLB and FTHI, the Board received and reviewed information for periods ended December 31, 2019 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. With respect to DDIV, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective September 6, 2018, the Fund changed its name and ticker symbol and began tracking the Dorsey Wright Momentum Plus Dividend Yield Index, and that the performance information included a blend of the old and new indexes. With respect to FID, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective August 30, 2018, the Fund changed its name and ticker symbol and began tracking the S&P International Dividend Aristocrats Index, and that the performance information included a blend of the old and new indexes. Based on the information provided and its ongoing review of performance, the Board concluded that each applicable Fund was correlated to its underlying index and that the tracking difference for each such Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each applicable Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index, but given each such Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
For the two actively-managed Funds, FTLB and FTHI, the Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the applicable Performance Universe and a benchmark index. For FTLB, the Board noted that the Fund outperformed its Performance Universe median for the one- and five-year periods ended December 31, 2019 but underperformed its Performance Universe median for the three-year period ended December 31, 2019 and underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2019. For FTHI, the Board noted that the Fund outperformed its Performance Universe median for the one-, three- and five year periods ended December 31, 2019 and outperformed its benchmark index for the one-year period ended December 31, 2019 but underperformed its benchmark index for the three- and five-year periods ended December 31, 2019. The Board noted the Advisor’s discussion of FTLB’s performance at the May 11, 2020 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. In addition, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each of FV, IFV and FVC invest, will recognize additional revenue from the underlying ETFs if investment by such Funds causes the assets of the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
underlying ETFs to grow. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VI funds it manages (the “Funds”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2019, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $2,812,678. This figure is comprised of $265,666 paid (or to be paid) in fixed compensation and $2,547,012 paid (or to be paid) in variable compensation. There were a total of 17 beneficiaries of the remuneration described above. Those amounts include $1,370,137 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,442,541 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	187	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	187	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	187	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	187	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	187	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund VI

Book 2

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)

First Trust Indxx Innovative Transaction & Process ETF (LEGR)

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)

First Trust Dorsey Wright Momentum & Value ETF (DVLU)

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

Annual Report
For the Year Ended
September 30, 2020

First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2020

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2020.
The coronavirus (“COVID-19”) pandemic has been on the attack for over seven months now. Suffice it to say that we are anxiously awaiting a medical breakthrough that will help us better coexist with this virus, because there is a good chance the virus may never go away, according to experts. In late September 2020, Dr. Anthony Fauci, the leading infectious disease expert in the U.S., commented that COVID-19 vaccinations could begin as early as November or December of 2020. As it turns out, Dr. Fauci’s timeline may end up being close to spot-on. Pfizer and BioNTech reported on November 9, 2020, that they are the first health care companies to successfully demonstrate that a COVID-19 vaccine can be both effective and safe in Phase 3 clinical trials on humans, according to CNBC. While scientists are seeking a COVID-19 vaccine that is at least 75% effective, their vaccine efficacy rate has eclipsed 90%. Dr. Scott Gottlieb, a former Food & Drug Administration commissioner and member of Pfizer’s board, believes the vaccine, which entails two doses, could be available in limited scope by late December but widely available by the third quarter of 2021. The other breaking news in early November is that former Vice President Joe Biden appears to have defeated incumbent Donald Trump in the 2020 presidential election, though it has yet to be declared official as of November 10 due to one or potentially more state ballot recounts requested by the Trump Administration.
The virus does not appear to be going away on its own, as the President has predicted on several occasions. In fact, the medical community is concerned that a second wave may hit the U.S. during the upcoming flu season. Regardless of how things unfold in the months ahead, many pundits agree that the U.S. economy, which has made some positive strides in recent months, is going to require a few years to fully mend from the COVID-19 fallout. In September 2020, the Federal Reserve (the “Fed”) stated that it expects to hold short-term interest rates near zero until two things happen: (1) the U.S. unemployment rate is back to normal (around a 4.0% unemployment rate); and (2) inflation is running at or above 2.0%. Brian Wesbury, Chief Economist at First Trust Advisors L.P., notes that the Fed does not expect to achieve both goals until 2024. We believe that one of the Fed’s motivations in promoting a multi-year commitment to a near zero interest rate monetary policy is to incentivize risk-taking. By holding interest rates low, the Fed is essentially disincentivizing savings. Historically speaking, the Fed does not usually frontload this much guidance. Fed Chairman Jerome Powell has stated that he believes the economy is also in need of additional fiscal stimulus from Congress. While negotiations are underway, a deal for additional stimulus money has yet to be struck.
The 24/7 news cycle, as it is designed to do, is continuously spewing out a mixed bag of good and bad news. Election seasons only heighten it. Those of us who have worked in this industry for a long time often encourage investors, particularly those with long time horizons, to tune out the noise and stick to their respective plans. Think of it this way - due to the COVID-19 pandemic, the amount of negative news in 2020 has likely far outpaced the good, in my opinion, and yet the S&P 500® Index sits in positive territory. Securities markets also digest the newsfeed and then deliver a response in the form of performance results. Year-to-date through October 9, 2020, the S&P 500® Index posted a total return of 9.22%, according to Bloomberg. This is after factoring in its 33.8% virus-induced plunge from February 19, 2020, through March 23, 2020. What a shame if investors got spooked listening to the news and missed out on the upside. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2020
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign- Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The International Monetary Fund (“IMF”) reported that global gross domestic product growth was more upbeat than expected in both the second and third quarters of 2020, but also stated that the global economy is still a long way from full recovery, according to Business Insider. Kristalina Georgieva, managing director of the IMF, noted that a combined $12 trillion in fiscal stimulus from some major economies enabled the second and third quarters to exceed their growth estimates. The IMF believes that the approval and rollout of a coronavirus (“COVID-19”) vaccine and effective containment measures could accelerate a country’s recovery. On the flipside, further outbreaks and lockdowns could drive a nation’s economy back into a deep recession.
The economic fallout from the ongoing spread of COVID-19 had been a drag on global merger and acquisition activity (“M&A”) in the first half of 2020, according to Mergermarket. M&A activity is a useful barometer for gauging the overall business climate as it reflects the risk appetite of CEOs and executives, in our opinion. Mergermarket, however, reported that M&A activity picked up significantly in the third quarter of 2020. The value of deals announced totaled $891.4 billion, up from $372.2 billion in the second quarter of 2020 and up from the $677.4 billion registered in the third quarter of 2019. Year-to-date through September 30, 2020, total deal volume reached $1.86 trillion, down from $2.58 trillion over the same period in 2019.
Global Equities Markets
With respect to U.S. equities, the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 15.15%, -2.16% and -8.29%, respectively, for the 12-month period ended September 30, 2020. Large-capitalization (“cap”) stocks continued to outperform their mid- and small-cap counterparts. Investors appear to be favoring larger, more well-capitalized companies amid the COVID-19 pandemic, in our opinion. Seven of the 11 sectors that comprise the S&P 500® Index were up on a total return basis. The top-performer was the Information Technology sector, up 47.23%, while the worst result by far came from the Energy sector, down 45.24%. As it turns out, technology companies were among the best suited to prosper under the work-from-home structure.
A Bloomberg survey of 18 equity strategists found that their average 2020 year-end price target for the S&P 500® Index was 3,286 as of September 16, 2020, according to its own release. The highest estimate was 3,650, while the lowest estimate was 2,800. Since the start of the year, the 2020 earnings estimate for the S&P  500® Index has been adjusted significantly lower, but the projection for 2021 is up notably. As of December 31, 2019, Bloomberg’s 2020 and 2021 consensus earnings growth estimates for the S&P  500® Index stood at 9.02% and 10.72%, respectively. As of October 2, 2020, those two estimates were -19.42% and 24.23%, respectively. Analysts are expecting a strong rebound in 2021.
Over the past 12 months, the MSCI World ex USA and the MSCI Emerging Markets Indices posted total returns of 0.16% (USD) and 10.54% (USD), respectively, according to Bloomberg. The Bloomberg Barclays Global Aggregate Index of higher quality debt posted a total return of 6.24% (USD), while the Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt rose by 4.35% (USD), according Bloomberg. Over that same period, the U.S. dollar declined by 5.52% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The decline in the dollar likely had a positive influence on the performance of these four foreign stock indices, in our opinion.
In the U.S. bond market, the top-performing major debt group we track was a combination of government and investment-grade corporate bonds. The Bloomberg Barclays U.S. Aggregate Index posted a total return of 6.98% for the 12-month period ended September 30, 2020. The worst-performing U.S. debt group that we track was high yield corporate bonds, though it finished in positive territory. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 3.25%. The yield on the benchmark 10-Year Treasury Note (T-Note) declined by 98 basis points in the period to close at 0.69% on September 30, 2020, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.21% for the 10-year period ended September 30, 2020.

Fund Performance Overview (Unaudited)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
The First Trust SMID Cap Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to provide access to a diversified portfolio of 100 small and mid cap companies with a history of raising their dividends and exhibit the characteristics to continue to do so in the future. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “SDVY.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/20	Inception (11/1/17) to 9/30/20	Inception (11/1/17) to 9/30/20
Fund Performance
NAV	-8.56%	-1.35%	-3.88%
Market Price	-8.51%	-1.33%	-3.82%
Index Performance
Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index	-8.08%	-0.77%	-2.23%
S&P 1000® Index	-3.97%	1.49%	4.39%
(See Notes to Fund Performance Overview on page 14.)
The Fund generated a net asset value (“NAV”) return of -8.56% during the 12-month period covered by this report. During the same period, the S&P 1000® Index (the “Benchmark”) generated a return of -3.97%. The Fund invested 27.7% in the Financials sector during the period, which was the largest allocation for the Fund. The largest negative contribution to the Fund’s return came from this sector which generated a -7.7% contribution to the Fund’s return for the period. Meanwhile, the Information Technology sector generated a 2.7% contribution to the Fund’s return, which was the largest positive contribution for the period. On a relative basis, the Fund underperformed the Benchmark. The largest source of relative underperformance for the Fund came from investments in the Financials sector. These investments resulted in -3.5% of underperformance for the Fund versus the Benchmark. During the period covered by this report, the Fund gained 3.2% of outperformance versus the Benchmark by having no allocation to the negatively performing Real Estate sector.

Nasdaq® and Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY) (Continued)
Sector Allocation	% of Total Investments
Financials	26.6%
Industrials	24.7
Information Technology	16.8
Consumer Discretionary	15.6
Materials	5.8
Energy	4.5
Consumer Staples	4.0
Health Care	2.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Twin River Worldwide Holdings, Inc.	1.2%
Entegris, Inc.	1.1
Universal Display Corp.	1.1
Toll Brothers, Inc.	1.1
Levi Strauss & Co., Class A	1.1
Methode Electronics, Inc.	1.1
Cognex Corp.	1.1
Whirlpool Corp.	1.1
Teradyne, Inc.	1.1
ManpowerGroup, Inc.	1.1
Total	11.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2017 (commencement of trading) through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/17 – 9/30/18	119	4	0	0
10/1/18 – 9/30/19	163	3	0	0
10/1/19 – 9/30/20	194	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/17 – 9/30/18	105	0	0	0
10/1/18 – 9/30/19	83	2	0	0
10/1/19 – 9/30/20	59	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
The First Trust Indxx Innovative Transaction & Process ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Blockchain Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies that are either actively using, investing in, developing, or have products that are poised to benefit from blockchain technology and/or the potential for increased efficiency that it provides to various business processes. The Index seeks to include only companies that have devoted material resources to the use of blockchain technologies. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “LEGR.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/20	Inception (1/24/18) to 9/30/20	Inception (1/24/18) to 9/30/20
Fund Performance
NAV	8.13%	3.25%	8.95%
Market Price	8.14%	3.19%	8.78%
Index Performance
Indxx Blockchain Index	9.06%	4.16%	11.54%
S&P 500® Index	15.15%	8.66%	24.96%
(See Notes to Fund Performance Overview on page 14.)
The Fund generated a NAV return of 8.13% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 15.15%. Over the period, the Information Technology sector received a greater weight in the Fund than any other sector at 44.0%. Investments in this sector were relative high performers during the period and contributed 10.6% to the Fund’s return, which was the greatest contribution of all sectors to the Fund’s return. Investments in the Financials sector caused the most negative returns in the Fund, with an allocation of 32.5% and a contribution to the Fund’s return of -6.5%. The Fund’s currency exposure caused 2.7% of performance during the period. On a relative basis, the Fund underperformed the Benchmark. The most significant source of underperformance came from investments within the Financials sector, which caused -9.2% underperformance for the Fund. Some of this underperformance was recovered due to the Benchmark’s allocation to the Energy sector, which is absent from the Fund. This allocation difference caused 2.4% of outperformance for the Fund versus the Benchmark.

Indxx and Indxx Blockchain Index (“Indxx Indexes”) are trademarks of Indxx, LLC (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of trading in such product. The Indxx Indexes are determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR) (Continued)
Sector Allocation	% of Total Long-Term Investments
Information Technology	38.7%
Financials	34.9
Communication Services	7.8
Consumer Discretionary	6.1
Industrials	5.8
Utilities	3.7
Consumer Staples	2.3
Materials	0.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
NVIDIA Corp.	1.6%
Alibaba Group Holding Ltd., ADR	1.6
Infosys Ltd., ADR	1.6
Fujitsu Ltd.	1.6
Tata Consultancy Services Ltd.	1.5
Baidu, Inc., ADR	1.5
Cognizant Technology Solutions Corp., Class A	1.5
Intel Corp.	1.5
Xilinx, Inc.	1.5
Micron Technology, Inc.	1.5
Total	15.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 25, 2018 (commencement of trading) through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/25/18 – 9/30/18	161	1	0	0
10/1/18 – 9/30/19	80	2	0	0
10/1/19 – 9/30/20	66	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/25/18 – 9/30/18	10	0	0	0
10/1/18 – 9/30/19	166	2	0	1
10/1/19 – 9/30/20	175	11	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
The First Trust Nasdaq Artificial Intelligence and Robotics ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq CTA Artificial Intelligence and Robotics IndexSM (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies engaged in the artificial intelligence and robotics segments of the technology, industrial and other economic sectors. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “ROBT.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/20	Inception (2/21/18) to 9/30/20	Inception (2/21/18) to 9/30/20
Fund Performance
NAV	23.60%	11.00%	31.25%
Market Price	23.24%	11.01%	31.28%
Index Performance
Nasdaq CTA Artificial Intelligence and Robotics IndexSM	24.71%	11.87%	33.93%
S&P 500® Index	15.15%	10.93%	31.02%
(See Notes to Fund Performance Overview on page 14.)
The Fund generated a NAV return of 23.60% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 15.15%. The Fund invested 61.8% in the Information Technology sector during the period, which was the largest allocation for the Fund. The largest contribution to the Fund’s return came from the Information Technology sector which generated a 16.8% contribution to the Fund’s return for the period. Conversely, the Health Care sector generated a -1.0% contribution to the Fund’s return, which was the largest negative contribution for the period. On a relative basis, the Fund outperformed the Benchmark. The largest source of relative outperformance came from the Fund having no weight in the Financials sector, representing 3.5% of relative outperformance for the Fund. This was partially offset by the Fund’s performance in the Health Care sector which generated -2.5% of relative underperformance for the Fund.

Nasdaq® and Nasdaq CTA Artificial Intelligence and Robotics IndexSM (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT) (Continued)
Sector Allocation	% of Total Long-Term Investments
Information Technology	63.0%
Industrials	20.3
Consumer Discretionary	8.3
Health Care	5.9
Communication Services	2.1
Real Estate	0.4
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Topcon Corp.	2.3%
Nuance Communications, Inc.	2.2
Appian Corp.	2.1
Hexagon AB, Class B	2.1
iRobot Corp.	2.0
CoreLogic, Inc.	2.0
PKSHA Technology, Inc.	2.0
ServiceNow, Inc.	2.0
Xilinx, Inc.	2.0
Obic Co., Ltd.	2.0
Total	20.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 22, 2018 (commencement of trading) through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
2/22/18 – 9/30/18	150	1	0	0
10/1/18 – 9/30/19	212	8	3	0
10/1/19 – 9/30/20	206	5	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
2/22/18 – 9/30/18	0	1	1	0
10/1/18 – 9/30/19	27	1	0	0
10/1/19 – 9/30/20	40	2	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
The First Trust Dorsey Wright Momentum & Value ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Value Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “DVLU.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/20	Inception (9/5/18) to 9/30/20	Inception (9/5/18) to 9/30/20
Fund Performance
NAV	-17.19%	-11.21%	-21.80%
Market Price	-17.23%	-11.21%	-21.79%
Index Performance
Dorsey Wright Momentum Plus Value Index	-16.88%	-10.74%	-20.94%
S&P 500® Index	15.15%	9.77%	21.26%
(See Notes to Fund Performance Overview on page 14.)
The Fund generated a NAV return of -17.19% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 15.15%. The Fund allocated 28.9% to the Financials sector during the period covered by this report, which was more weight than any other sector received. Investments in the Financials sector caused -15.4% returns for the Fund, which was the worst of any sector. The sector receiving the second-highest allocation was the Consumer Discretionary sector. Investments in this sector received an allocation of 15.8% and contributed 5.0% to the Fund’s return, the most of any sector. On a relative basis, the Fund underperformed the Benchmark. Underperformance of -13.3% came as a result of investments in the Financials sector while -12.7% of underperformance was a result of investments in the Information Technology sector. The best sector for the Fund, on a relative basis, was the Energy sector. This sector was a poor performer but was less of a problem for the Fund than it was for the Benchmark, causing 2.2% of outperformance for the Fund versus the Benchmark.

Nasdaq® and Dorsey Wright Momentum Plus Value Index (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU) (Continued)
Sector Allocation	% of Total Investments
Consumer Discretionary	40.4%
Financials	16.0
Industrials	11.7
Information Technology	11.5
Materials	8.1
Health Care	8.1
Utilities	3.0
Real Estate	1.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Toll Brothers, Inc.	4.5%
Ally Financial, Inc.	3.9
PulteGroup, Inc.	3.7
Synchrony Financial	3.6
Aaron’s, Inc.	3.4
DR Horton, Inc.	3.2
LyondellBasell Industries N.V., Class A	3.0
Santander Consumer USA Holdings, Inc.	3.0
LKQ Corp.	3.0
NRG Energy, Inc.	3.0
Total	34.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 6, 2018 (commencement of trading) through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/6/18 – 9/30/18	17	0	0	0
10/1/18 – 9/30/19	219	7	0	1
10/1/19 – 9/30/20	134	9	2	2
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/6/18 – 9/30/18	0	0	0	0
10/1/18 – 9/30/19	23	0	1	0
10/1/19 – 9/30/20	96	4	1	5

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
The First Trust Dorsey Wright Momentum & Low Volatility ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Low Volatility Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on The Nasdaq Stock Exchange LLC, under the ticker symbol “DVOL.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/20	Inception (9/5/18) to 9/30/20	Inception (9/5/18) to 9/30/20
Fund Performance
NAV	0.03%	7.34%	15.78%
Market Price	0.03%	7.34%	15.78%
Index Performance
Dorsey Wright Momentum Plus Low Volatility Index	0.69%	8.06%	17.40%
S&P 500® Index	15.15%	9.77%	21.26%
(See Notes to Fund Performance Overview on page 14.)
The Fund generated a NAV return of 0.03% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 15.15%. The Fund invested 25.0% in the Utilities sector during the period, which was the largest allocation for the Fund. The largest contribution to the Fund’s return came from the Health Care sector which generated a 5.2% contribution to the Fund’s return for the period. Conversely, the Real Estate sector generated a -5.7% contribution to the Fund’s return, which was the largest negative contribution for the period. On a relative basis, the Fund underperformed the Benchmark. The largest source of relative underperformance came from investments in the Information Technology sector, representing -7.8% of relative underperformance for the Fund. This was partially offset by the Fund’s lack of allocation to the Energy sector which generated 2.3% of relative outperformance for the Fund.

Nasdaq® and Dorsey Wright Momentum Plus Low Volatility Index (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL) (Continued)
Sector Allocation	% of Total Investments
Health Care	25.7%
Information Technology	16.6
Communication Services	14.0
Consumer Discretionary	13.1
Industrials	12.8
Financials	7.6
Consumer Staples	3.8
Real Estate	3.7
Materials	1.4
Utilities	1.3
Total	100.0%
Top Ten Holdings	% of Total Investments
Black Knight, Inc.	3.2%
Charter Communications, Inc., Class A	3.2
Danaher Corp.	3.1
Dollar General Corp.	3.0
Rollins, Inc.	3.0
Morningstar, Inc.	2.9
Liberty Broadband Corp., Class A	2.9
Thermo Fisher Scientific, Inc.	2.8
Booz Allen Hamilton Holding Corp.	2.8
Agilent Technologies, Inc.	2.8
Total	29.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 6, 2018 (commencement of trading) through September 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/6/18 – 9/30/18	13	0	0	0
10/1/18 – 9/30/19	213	6	0	2
10/1/19 – 9/30/20	164	0	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/6/18 – 9/30/18	3	0	0	1
10/1/18 – 9/30/19	29	1	0	0
10/1/19 – 9/30/20	87	0	1	0

Nasdaq® and Dorsey Wright Momentum Plus Low Volatility Index (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2020 (Unaudited)
As a shareholder of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, First Trust Dorsey Wright Momentum & Value ETF or First Trust Dorsey Wright Momentum & Low Volatility ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Actual	$1,000.00	$1,291.60	0.60%	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Actual	$1,000.00	$1,261.90	0.65%	$3.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Actual	$1,000.00	$1,433.60	0.65%	$3.95
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Actual	$1,000.00	$1,256.90	0.60%	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Actual	$1,000.00	$1,256.00	0.60%	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (April 1, 2020 through September 30, 2020), multiplied by 183/366 (to reflect the six-month period).

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 99.9%
	Aerospace & Defense – 2.9%
1,041	Curtiss-Wright Corp.	$97,084
5,796	Howmet Aerospace, Inc.	96,909
4,914	Spirit AeroSystems Holdings, Inc., Class A	92,924
		286,917
	Air Freight & Logistics – 1.0%
999	CH Robinson Worldwide, Inc.	102,088
	Airlines – 1.9%
768	Allegiant Travel Co.	92,006
7,359	Hawaiian Holdings, Inc.	94,858
		186,864
	Auto Components – 2.0%
2,655	BorgWarner, Inc.	102,855
3,908	Gentex Corp.	100,631
		203,486
	Banks – 15.7%
4,741	Bank OZK	101,078
11,594	Cadence BanCorp	99,593
4,511	Cathay General Bancorp	97,799
5,752	CIT Group, Inc.	101,868
2,541	Comerica, Inc.	97,193
2,999	East West Bancorp, Inc.	98,187
6,652	First Hawaiian, Inc.	96,254
10,677	First Horizon National Corp.	100,684
7,709	Great Western Bancorp, Inc.	95,977
6,563	Home BancShares, Inc.	99,495
4,759	Pacific Premier Bancorp, Inc.	95,846
5,820	PacWest Bancorp	99,406
2,727	Popular, Inc.	98,908
4,660	Synovus Financial Corp.	98,652
3,034	Western Alliance Bancorp	95,935
3,276	Zions Bancorp N.A.	95,725
		1,572,600
	Building Products – 3.1%
1,933	A.O. Smith Corp.	102,062
1,061	Simpson Manufacturing Co., Inc.	103,087
1,893	UFP Industries, Inc.	106,974
		312,123
	Capital Markets – 2.0%
1,561	Evercore, Inc., Class A	102,183
1,408	Raymond James Financial, Inc.	102,446
		204,629
	Chemicals – 2.0%
1,559	Innospec, Inc.	98,716
910	Stepan Co.	99,190
		197,906
Shares	Description	Value

	Commercial Services & Supplies – 2.9%
5,765	Ennis, Inc.	$100,542
2,991	Herman Miller, Inc.	90,208
557	UniFirst Corp.	105,479
		296,229
	Containers & Packaging – 1.0%
908	Packaging Corp. of America	99,017
	Diversified Consumer Services – 1.0%
1,133	Strategic Education, Inc.	103,635
	Diversified Financial Services – 1.0%
5,788	Jefferies Financial Group, Inc.	104,184
	Electrical Equipment – 1.0%
1,053	Regal Beloit Corp.	98,845
	Electronic Equipment, Instruments & Components – 5.2%
1,684	Cognex Corp.	109,628
2,862	FLIR Systems, Inc.	102,603
583	Littelfuse, Inc.	103,389
3,849	Methode Electronics, Inc.	109,696
6,552	Vishay Intertechnology, Inc.	102,015
		527,331
	Energy Equipment & Services – 1.9%
4,955	Cactus, Inc., Class A	95,087
11,465	Liberty Oilfield Services, Inc., Class A	91,605
		186,692
	Food Products – 1.0%
576	Lancaster Colony Corp.	102,989
	Health Care Equipment & Supplies – 1.0%
373	West Pharmaceutical Services, Inc.	102,538
	Health Care Providers & Services – 1.0%
1,573	National HealthCare Corp.	98,014
	Hotels, Restaurants & Leisure – 2.2%
1,810	Hyatt Hotels Corp., Class A	96,600
4,563	Twin River Worldwide Holdings, Inc.	119,870
		216,470
	Household Durables – 5.3%
2,654	KB Home	101,887

See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Household Durables (Continued)
2,242	MDC Holdings, Inc.	$105,598
2,292	PulteGroup, Inc.	106,097
2,308	Toll Brothers, Inc.	112,307
593	Whirlpool Corp.	109,047
		534,936
	Insurance – 7.9%
1,532	American Financial Group, Inc.	102,613
5,937	CNO Financial Group, Inc.	95,230
510	Everest Re Group Ltd.	100,745
3,092	Fidelity National Financial, Inc.	96,811
1,954	First American Financial Corp.	99,478
6,930	Old Republic International Corp.	102,148
1,033	Reinsurance Group of America, Inc.	98,331
5,661	Unum Group	95,275
		790,631
	IT Services – 7.1%
1,224	Booz Allen Hamilton Holding Corp.	101,568
2,579	CSG Systems International, Inc.	105,610
2,655	Genpact Ltd.	103,412
638	Jack Henry & Associates, Inc.	103,732
1,472	MAXIMUS, Inc.	100,700
1,870	TTEC Holdings, Inc.	102,008
4,556	Western Union (The) Co.	97,635
		714,665
	Leisure Products – 1.0%
1,247	Johnson Outdoors, Inc., Class A	102,117
	Machinery – 4.9%
2,122	Donaldson Co., Inc.	98,503
1,700	Graco, Inc.	104,295
1,659	ITT, Inc.	97,964
9,384	Mueller Water Products, Inc., Class A	97,500
1,327	Oshkosh Corp.	97,534
		495,796
	Metals & Mining – 1.8%
3,213	Steel Dynamics, Inc.	91,988
4,967	Warrior Met Coal, Inc.	84,837
		176,825
	Oil, Gas & Consumable Fuels – 2.7%
1,963	Arch Resources, Inc.	83,388
8,732	Delek US Holdings, Inc.	97,187
4,066	World Fuel Services Corp.	86,159
		266,734
Shares	Description	Value

	Paper & Forest Products – 1.0%
2,613	Boise Cascade Co.	$104,311
	Personal Products – 3.0%
2,653	Inter Parfums, Inc.	99,090
600	Medifast, Inc.	98,670
1,967	Nu Skin Enterprises, Inc., Class A	98,527
		296,287
	Professional Services – 6.0%
1,954	Barrett Business Services, Inc.	102,468
4,760	Heidrick & Struggles International, Inc.	93,534
1,517	Insperity, Inc.	99,348
1,464	ManpowerGroup, Inc.	107,355
8,557	Resources Connection, Inc.	98,834
1,929	Robert Half International, Inc.	102,121
		603,660
	Road & Rail – 1.0%
811	Landstar System, Inc.	101,772
	Semiconductors & Semiconductor Equipment – 4.4%
1,552	Entegris, Inc.	115,376
1,929	Power Integrations, Inc.	106,866
1,357	Teradyne, Inc.	107,827
631	Universal Display Corp.	114,047
		444,116
	Textiles, Apparel & Luxury Goods – 4.0%
1,159	Columbia Sportswear Co.	100,810
8,251	Levi Strauss & Co., Class A	110,563
1,362	Ralph Lauren Corp.	92,575
5,126	Steven Madden Ltd.	99,957
		403,905
	Total Investments – 99.9%	10,038,312
	(Cost $10,285,052) (a)
	Net Other Assets and Liabilities – 0.1%	11,588
	Net Assets – 100.0%	$10,049,900

(a)	Aggregate cost for federal income tax purposes was $10,432,425. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $857,050 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,251,163. The net unrealized depreciation was $394,113.

See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 10,038,312	$ 10,038,312	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 99.3%
	Aerospace & Defense – 0.7%
3,980	Airbus SE (a) (b)	$288,652
	Automobiles – 0.8%
5,942	Daimler AG (a)	320,542
	Banks – 22.0%
53,936	Axis Bank Ltd. (a) (b)	312,148
109,936	Banco Bilbao Vizcaya Argentaria S.A. (a)	305,176
149,751	Banco Santander S.A. (a)	279,323
1,000,650	Bank of China Ltd., Class H (a)	311,223
640,809	Bank of Communications Co., Ltd., Class H (a)	308,852
242,779	Barclays PLC (a) (b)	306,280
7,469	BNP Paribas S.A. (a) (b)	270,188
114,148	BOC Hong Kong Holdings Ltd. (a)	302,605
871,000	China Construction Bank Corp., Class H (a)	565,952
938,000	China Everbright Bank Co., Ltd., Class H (a)	296,645
6,439	Citigroup, Inc.	277,585
6,659	HDFC Bank, Ltd., ADR (b)	332,684
78,551	HSBC Holdings PLC (a)	307,312
32,644	ICICI Bank, Ltd., ADR (b)	320,890
39,432	ING Groep N.V., ADR (b) (c)	279,179
3,286	JPMorgan Chase & Co.	316,343
5,760	KBC Group N.V. (a)	288,841
18,266	Kotak Mahindra Bank Ltd. (a) (b)	315,379
256,310	Lloyds Banking Group PLC, ADR (b)	333,203
75,828	Nordea Bank Abp (a) (b)	575,748
733,222	Postal Savings Bank of China Co., Ltd., Class H (a) (d) (e)	308,880
4,479	Royal Bank of Canada	314,477
13,907	Shinhan Financial Group Co., Ltd., ADR	319,444
62,779	Skandinaviska Enskilda Banken AB, Class A (a) (b)	557,577
20,853	Societe Generale S.A. (a) (b)	276,801
33,615	UniCredit S.p.A. (a) (b)	277,735
696,948,729	VTB Bank PJSC (a)	308,584
26,475	Westpac Banking Corp. (a)	321,918
		9,290,972
	Capital Markets – 8.2%
9,223	Bank of New York Mellon (The) Corp.	316,718
2,001	CME Group, Inc.	334,787
30,067	Credit Suisse Group AG (a)	300,150
1,832	Deutsche Boerse AG (a)	321,187
1,640	Goldman Sachs Group (The), Inc.	329,591
5,327	London Stock Exchange Group PLC (a)	611,097
Shares	Description	Value

	Capital Markets (Continued)
2,627	Nasdaq, Inc.	$322,359
4,171	Northern Trust Corp.	325,213
341	Partners Group Holding AG (a)	313,653
26,481	UBS Group AG (a)	295,869
		3,470,624
	Communications Equipment – 3.7%
8,291	Cisco Systems, Inc.	326,583
80,019	Nokia Oyj, ADR (b)	312,874
55,266	Telefonaktiebolaget LM Ericsson, Class B (a)	604,789
136,469	ZTE Corp., Class H (a)	328,099
		1,572,345
	Diversified Telecommunication Services – 4.1%
21,075	AT&T, Inc.	600,848
1,103	Swisscom AG (a)	584,323
159,918	Telefonica S.A., ADR	550,118
		1,735,289
	Electric Utilities – 2.3%
11,867	Endesa S.A. (a)	317,419
26,049	Iberdrola S.A. (a)	320,626
6,273	Verbund AG (a)	342,583
		980,628
	Electronic Equipment, Instruments & Components – 0.8%
904	Samsung SDI Co., Ltd. (a)	333,954
	Food & Staples Retailing – 2.3%
18,750	Carrefour S.A. (a)	299,608
9,444	Kroger (The) Co.	320,246
2,398	Walmart, Inc.	335,504
		955,358
	Household Durables – 0.8%
4,289	Sony Corp., ADR	329,181
	Industrial Conglomerates – 1.4%
3,709	Honeywell International, Inc.	610,538
	Insurance – 4.4%
31,901	AIA Group Ltd. (a)	317,099
1,509	Allianz SE (a)	289,622
11,650	American International Group, Inc.	320,725
15,911	AXA S.A. (a)	294,480
28,089	China Life Insurance Co., Ltd., ADR	317,968
1,583	Willis Towers Watson PLC	330,562
		1,870,456

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Interactive Media & Services – 1.5%
5,113	Baidu, Inc., ADR (b)	$647,255
	Internet & Direct Marketing Retail – 4.5%
2,277	Alibaba Group Holding Ltd., ADR (b)	669,392
192	Amazon.com, Inc. (b)	604,556
8,175	JD.com, Inc., ADR (b)	634,462
		1,908,410
	IT Services – 16.6%
2,608	Accenture PLC, Class A	589,382
2,372	Capgemini SE (a)	304,317
4,768	CGI, Inc. (b)	323,632
9,294	Cognizant Technology Solutions Corp., Class A	645,189
4,800	Fujitsu Ltd. (a)	655,765
48,356	Infosys Ltd., ADR	667,796
5,054	International Business Machines Corp.	614,920
986	Mastercard, Inc., Class A	333,436
27,900	NTT Data Corp. (a)	357,045
3,205	PayPal Holdings, Inc. (b)	631,481
19,201	Tata Consultancy Services Ltd. (a)	649,616
1,628	Visa, Inc., Class A	325,551
75,768	Wipro Ltd., ADR	356,110
6,820	Worldline S.A. (a) (b) (d) (e)	558,444
		7,012,684
	Marine – 1.4%
379	AP Moller - Maersk A.S., Class B (a)	599,154
	Metals & Mining – 0.7%
12,171	BHP Group Ltd. (a)	314,421
	Multi-Utilities – 1.4%
43,406	Engie S.A. (a) (b)	580,057
	Professional Services – 2.2%
8,400	Recruit Holdings Co., Ltd. (a)	333,609
231	SGS S.A. (a)	619,043
		952,652
	Semiconductors & Semiconductor Equipment – 11.4%
7,714	Advanced Micro Devices, Inc. (b)	632,471
11,579	Infineon Technologies AG (a)	326,363
12,445	Intel Corp.	644,402
13,579	Micron Technology, Inc. (b)	637,670
1,237	NVIDIA Corp.	669,489
7,722	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	626,023
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
4,441	Texas Instruments, Inc.	$634,130
6,167	Xilinx, Inc.	642,848
		4,813,396
	Software – 5.2%
2,967	Microsoft Corp.	624,049
10,628	Oracle Corp.	634,492
1,324	salesforce.com, Inc. (b)	332,748
3,774	SAP SE (a)	587,680
		2,178,969
	Technology Hardware, Storage & Peripherals – 0.8%
6,567	Samsung Electronics Co., Ltd. (a)	326,013
	Wireless Telecommunication Services – 2.1%
14,686	SK Telecom Co., Ltd., ADR	329,260
49,200	Softbank Corp. (a)	549,778
		879,038
	Total Common Stocks	41,970,588
	(Cost $40,418,807)
MONEY MARKET FUNDS – 0.0%
9,748	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (f) (g)	9,748
	(Cost $9,748)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.6%
$247,540	JPMorgan Chase & Co., 0.05% (f), dated 9/30/20, due 10/1/20, with a maturity value of $247,541. Collateralized by U.S. Treasury Note, interest rate of 1.125%, due 2/28/25. The value of the collateral including accrued interest is $252,413. (g)	247,540
	(Cost $247,540)
	Total Investments – 99.9%	42,227,876
	(Cost $40,676,095) (h)
	Net Other Assets and Liabilities – 0.1%	52,430
	Net Assets – 100.0%	$42,280,306

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2020

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2020, securities noted as such are valued at $20,042,224 or 47.4% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $251,255 and the total value of the collateral held by the Fund is $257,288.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Rate shown reflects yield as of September 30, 2020.
(g)	This security serves as collateral for securities on loan.
(h)	Aggregate cost for federal income tax purposes was $41,421,635. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,088,817 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,282,576. The net unrealized appreciation was $806,241.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Banks	$ 9,290,972	$ 2,493,805	$ 6,797,167	$ —
Capital Markets	3,470,624	1,628,668	1,841,956	—
Communications Equipment	1,572,345	639,457	932,888	—
Diversified Telecommunication Services	1,735,289	1,150,966	584,323	—
Food & Staples Retailing	955,358	655,750	299,608	—
Household Durables	329,181	329,181	—	—
Industrial Conglomerates	610,538	610,538	—	—
Insurance	1,870,456	969,255	901,201	—
Interactive Media & Services	647,255	647,255	—	—
Internet & Direct Marketing Retail	1,908,410	1,908,410	—	—
IT Services	7,012,684	4,487,497	2,525,187	—
Semiconductors & Semiconductor Equipment	4,813,396	4,487,033	326,363	—
Software	2,178,969	1,591,289	587,680	—
Wireless Telecommunication Services	879,038	329,260	549,778	—
Other industry categories*	4,696,073	—	4,696,073	—
Money Market Funds	9,748	9,748	—	—
Repurchase Agreements	247,540	—	247,540	—
Total Investments	$ 42,227,876	$ 21,938,112	$ 20,289,764	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2020
accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$251,255
Non-cash Collateral (2)	(251,255)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At September 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$247,540
Non-cash Collateral (4)	(247,540)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
United States Dollar	51.0%
Euro	17.6
Hong Kong Dollar	6.5
Swiss Franc	5.0
Japanese Yen	4.5
Indian Rupee	3.0
British Pound Sterling	2.9
Swedish Krona	2.8
South Korean Won	1.6
Canadian Dollar	1.5
Australian Dollar	1.5
Danish Krone	1.4
Russian Ruble	0.7
Total	100.0%

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 99.5%
	Aerospace & Defense – 5.2%
31,457	AeroVironment, Inc. (a)	$1,887,734
17,780	Elbit Systems Ltd. (b)	2,158,253
615,046	QinetiQ Group PLC (b)	2,201,103
		6,247,090
	Auto Components – 4.3%
5,845	Aptiv PLC	535,870
4,615	Continental AG (b)	500,120
12,000	Denso Corp. (b)	525,981
88,836	Gentex Corp.	2,287,527
10,355	Magna International, Inc.	473,741
55,906	Veoneer, Inc. (a) (c)	821,818
		5,145,057
	Automobiles – 1.2%
26,450	NIO, Inc., ADR (a)	561,269
1,010	Tesla, Inc. (a)	433,300
31,900	Yamaha Motor Co., Ltd. (b)	463,529
		1,458,098
	Communications Equipment – 1.4%
42,329	Ciena Corp. (a)	1,680,038
	Electrical Equipment – 3.5%
30,419	ABB Ltd. (b)	773,368
7,245	Emerson Electric Co.	475,055
36,500	Mitsubishi Electric Corp. (b)	495,276
9,200	Nidec Corp. (b)	862,757
3,366	Rockwell Automation, Inc.	742,809
6,254	Schneider Electric SE (b)	777,365
1,820	Siemens Energy AG (a)	49,079
		4,175,709
	Electronic Equipment, Instruments & Components – 14.6%
11,215	Cognex Corp.	730,096
6,888	Coherent, Inc. (a)	764,086
120,467	Delta Electronics, Inc. (b)	791,040
13,734	FARO Technologies, Inc. (a)	837,499
65,122	FLIR Systems, Inc.	2,334,624
33,087	Hexagon AB, Class B (a) (b)	2,499,161
71,650	Hollysys Automation Technologies, Ltd.	791,732
1,900	Keyence Corp. (b)	888,211
21,621	National Instruments Corp.	771,870
10,600	Omron Corp. (b)	828,773
298,400	Topcon Corp. (b)	2,741,237
45,850	Trimble, Inc. (a)	2,232,895
47,500	Yokogawa Electric Corp. (b)	754,374
2,708	Zebra Technologies Corp., Class A (a)	683,662
		17,649,260
Shares	Description	Value

	Entertainment – 0.5%
31,600	DeNA Co., Ltd. (b)	$581,560
	Health Care Equipment & Supplies – 2.2%
173,200	CYBERDYNE, Inc. (a) (b) (c)	855,420
1,062	Intuitive Surgical, Inc. (a)	753,531
4,684	Medtronic PLC	486,761
2,540	Stryker Corp.	529,260
		2,624,972
	Health Care Technology – 0.9%
7,549	Omnicell, Inc. (a)	563,609
2,334	Teladoc Health, Inc. (a)	511,706
		1,075,315
	Household Durables – 2.0%
32,460	iRobot Corp. (a)	2,463,714
	Industrial Conglomerates – 0.4%
3,639	Siemens AG (b)	459,566
	Interactive Media & Services – 1.2%
309	Alphabet, Inc., Class A (a)	452,870
4,041	Baidu, Inc., ADR (a)	511,550
1,854	NAVER Corp. (b)	471,141
		1,435,561
	Internet & Direct Marketing Retail – 0.8%
1,754	Alibaba Group Holding Ltd., ADR (a)	515,641
146	Amazon.com, Inc. (a)	459,715
		975,356
	IT Services – 5.1%
4,323	Akamai Technologies, Inc. (a)	477,864
27,714	Atos SE (a) (b)	2,226,990
9,237	Endava PLC, ADR (a)	583,317
4,082	International Business Machines Corp.	496,657
13,600	Obic Co., Ltd. (b)	2,391,732
		6,176,560
	Life Sciences Tools & Services – 2.4%
6,727	Illumina, Inc. (a)	2,079,181
1,712	Tecan Group AG (b)	851,404
		2,930,585
	Machinery – 9.2%
23,140	ANDRITZ AG (b)	714,233
55,009	ATS Automation Tooling Systems, Inc. (a)	715,111
8,800	Daifuku Co., Ltd. (b)	888,249
2,396	Deere & Co.	531,025

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
23,441	Duerr AG (b)	$717,153
4,400	FANUC Corp. (b)	844,429
13,500	Hirata Corp. (b)	811,256
7,570	John Bean Technologies Corp.	695,607
35,500	Kawasaki Heavy Industries, Ltd. (a) (b)	479,575
27,171	Konecranes OYJ (b)	848,621
492,819	Mirle Automation Corp. (b)	702,725
5,279	Proto Labs, Inc. (a)	683,631
27,806	SFA Engineering Corp. (b)	905,083
28,309	Valmet OYJ (b)	698,302
21,500	Yaskawa Electric Corp. (b)	841,147
		11,076,147
	Pharmaceuticals – 0.4%
3,281	Johnson & Johnson	488,475
	Professional Services – 2.0%
36,190	CoreLogic, Inc.	2,448,977
	Semiconductors & Semiconductor Equipment – 8.7%
45,598	Ambarella, Inc. (a)	2,379,304
15,030	Brooks Automation, Inc.	695,288
8,208	Eo Technics Co., Ltd. (b)	695,209
9,879	Intel Corp.	511,534
3,783	KLA Corp.	732,918
1,451	NVIDIA Corp.	785,310
6,170	NXP Semiconductors N.V.	770,078
6,515	QUALCOMM, Inc.	766,685
9,132	Teradyne, Inc.	725,629
23,070	Xilinx, Inc.	2,404,817
		10,466,772
	Software – 31.7%
7,088	ANSYS, Inc. (a)	2,319,406
39,239	Appian Corp. (a) (c)	2,540,725
2,049	Autodesk, Inc. (a)	473,339
3,801	Avalara, Inc. (a)	484,019
35,385	AVEVA Group PLC (b)	2,182,491
460,348	BlackBerry Ltd. (a)	2,112,997
113,159	Blue Prism Group PLC (a) (b)	1,944,468
21,666	Cadence Design Systems, Inc. (a)	2,310,246
12,729	Dassault Systemes SE (b)	2,375,004
54,330	Dynatrace, Inc. (a)	2,228,617
1,196	Fair Isaac Corp. (a)	508,754
2,232	Microsoft Corp.	469,457
5,802	Netcompany Group A.S. (a) (b) (d) (e)	481,194
10,455	Nice Ltd., ADR (a)	2,373,599
80,208	Nuance Communications, Inc. (a)	2,662,104
18,705	Pegasystems, Inc.	2,264,053
93,500	PKSHA Technology, Inc. (a) (b) (c)	2,443,216
Shares	Description	Value

	Software (Continued)
61,616	PROS Holdings, Inc. (a)	$1,968,015
5,506	PTC, Inc. (a)	455,456
4,985	ServiceNow, Inc. (a)	2,417,725
10,859	Synopsys, Inc. (a)	2,323,609
93,830	Veritone, Inc. (a) (c)	859,483
		38,197,977
	Technology Hardware, Storage & Peripherals – 1.4%
141,343	3D Systems Corp. (a) (c)	693,994
11,072	Samsung Electronics Co., Ltd. (b)	549,660
42,200	Seiko Epson Corp. (b) (c)	485,311
		1,728,965
	Wireless Telecommunication Services – 0.4%
8,100	SoftBank Group Corp. (b)	501,184
	Total Common Stocks	119,986,938
	(Cost $102,425,381)
REAL ESTATE INVESTMENT TRUSTS – 0.4%
	Equity Real Estate Investment Trusts – 0.4%
637	Equinix, Inc.	484,203
	(Cost $432,613)
MONEY MARKET FUNDS – 0.2%
237,656	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (f) (g)	237,656
	(Cost $237,656)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 4.3%
$5,149,349	JPMorgan Chase & Co., 0.05% (f), dated 9/30/20, due 10/1/20, with a maturity value of $5,149,356. Collateralized by U.S. Treasury Note, interest rate of 1.125%, due 2/28/25. The value of the collateral including accrued interest is $5,250,710. (g)	5,149,349
	(Cost $5,149,349)
	Total Investments – 104.4%	125,858,146
	(Cost $108,244,999) (h)
	Net Other Assets and Liabilities – (4.4)%	(5,309,504)
	Net Assets – 100.0%	$120,548,642

(a)	Non-income producing security.

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2020
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2020, securities noted as such are valued at $45,206,871 or 37.5% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $5,170,739 and the total value of the collateral held by the Fund is $5,387,005.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Rate shown reflects yield as of September 30, 2020.
(g)	This security serves as collateral for securities on loan.
(h)	Aggregate cost for federal income tax purposes was $111,193,914. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $21,983,961 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,319,729. The net unrealized appreciation was $14,664,232.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Aerospace & Defense	$ 6,247,090	$ 1,887,734	$ 4,359,356	$ —
Auto Components	5,145,057	4,118,956	1,026,101	—
Automobiles	1,458,098	994,569	463,529	—
Electrical Equipment	4,175,709	1,266,943	2,908,766	—
Electronic Equipment, Instruments & Components	17,649,260	9,146,464	8,502,796	—
Entertainment	581,560	—	581,560	—
Health Care Equipment & Supplies	2,624,972	1,769,552	855,420	—
Industrial Conglomerates	459,566	—	459,566	—
Interactive Media & Services	1,435,561	964,420	471,141	—
IT Services	6,176,560	1,557,838	4,618,722	—
Life Sciences Tools & Services	2,930,585	2,079,181	851,404	—
Machinery	11,076,147	2,625,374	8,450,773	—
Semiconductors & Semiconductor Equipment	10,466,772	9,771,563	695,209	—
Software	38,197,977	28,771,604	9,426,373	—
Technology Hardware, Storage & Peripherals	1,728,965	693,994	1,034,971	—
Wireless Telecommunication Services	501,184	—	501,184	—
Other industry categories*	9,131,875	9,131,875	—	—
Real Estate Investment Trusts*	484,203	484,203	—	—
Money Market Funds	237,656	237,656	—	—
Repurchase Agreements	5,149,349	—	5,149,349	—
Total Investments	$ 125,858,146	$ 75,501,926	$ 50,356,220	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2020

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$5,170,739
Non-cash Collateral (2)	(5,170,739)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At September 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$5,149,349
Non-cash Collateral (4)	(5,149,349)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2020, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
United States Dollar	63.5%
Japanese Yen	14.8
Euro	7.4
British Pound Sterling	5.0
South Korean Won	2.1
Swedish Krona	2.0
Israeli Shekel	1.7
Swiss Franc	1.3
New Taiwan Dollar	1.2
Canadian Dollar	0.6
Danish Krone	0.4
Total	100.0%

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 95.9%
	Air Freight & Logistics – 2.4%
4,134	XPO Logistics, Inc. (a)	$349,984
	Auto Components – 2.8%
3,724	Lear Corp.	406,102
	Automobiles – 1.9%
2,829	Thor Industries, Inc.	269,491
	Building Products – 1.2%
3,130	A.O. Smith Corp.	165,264
	Capital Markets – 0.8%
4,687	Carlyle Group (The), Inc.	115,628
	Chemicals – 5.5%
6,184	LyondellBasell Industries N.V., Class A	435,910
1,472	RPM International, Inc.	121,940
1,458	Scotts Miracle-Gro (The) Co.	222,943
		780,793
	Communications Equipment – 0.8%
2,737	Ciena Corp. (a)	108,632
	Consumer Finance – 10.5%
22,293	Ally Financial, Inc.	558,886
23,812	Santander Consumer USA Holdings, Inc.	433,140
19,640	Synchrony Financial	513,979
		1,506,005
	Containers & Packaging – 2.6%
26,588	Graphic Packaging Holding Co.	374,625
	Distributors – 3.0%
15,585	LKQ Corp. (a)	432,172
	Electric Utilities – 3.0%
13,832	NRG Energy, Inc.	425,196
	Health Care Providers & Services – 5.9%
664	Humana, Inc.	274,823
1,825	Molina Healthcare, Inc. (a)	334,048
777	UnitedHealth Group, Inc.	242,245
		851,116
	Hotels, Restaurants & Leisure – 2.3%
1,658	Darden Restaurants, Inc.	167,027
3,334	Wyndham Hotels & Resorts, Inc.	168,367
		335,394
	Household Durables – 13.3%
6,144	DR Horton, Inc.	464,671
11,469	PulteGroup, Inc.	530,900
Shares	Description	Value

	Household Durables (Continued)
3,070	Tempur Sealy International, Inc. (a)	$273,813
13,191	Toll Brothers, Inc.	641,874
		1,911,258
	Insurance – 1.9%
2,421	Primerica, Inc.	273,912
	IT Services – 2.1%
1,532	Booz Allen Hamilton Holding Corp.	127,125
1,217	WEX, Inc. (a)	169,127
		296,252
	Leisure Products – 1.6%
3,901	Brunswick Corp.	229,808
	Life Sciences Tools & Services – 2.1%
5,662	Syneos Health, Inc. (a)	300,992
	Machinery – 5.4%
11,654	Colfax Corp. (a)	365,469
5,454	Oshkosh Corp.	400,869
		766,338
	Multiline Retail – 2.2%
1,994	Target Corp.	313,896
	Road & Rail – 1.3%
4,598	Knight-Swift Transportation Holdings, Inc.	187,139
	Semiconductors & Semiconductor Equipment – 7.8%
528	Broadcom, Inc.	192,361
4,911	Intel Corp.	254,292
1,264	Microchip Technology, Inc.	129,889
983	MKS Instruments, Inc.	107,373
8,751	ON Semiconductor Corp. (a)	189,809
1,855	Qorvo, Inc. (a)	239,313
		1,113,037
	Software – 0.9%
2,231	Oracle Corp.	133,191
	Specialty Retail – 11.9%
8,647	Aaron’s, Inc.	489,852
3,806	Best Buy Co., Inc.	423,570
1,447	CarMax, Inc. (a)	132,994
10,320	Gap (The), Inc.	175,750
582	Home Depot (The), Inc.	161,627
3,532	Williams-Sonoma, Inc.	319,434
		1,703,227

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods – 1.3%
835	Deckers Outdoor Corp. (a)	$183,708
	Trading Companies & Distributors – 1.4%
568	WW Grainger, Inc.	202,645
	Total Common Stocks	13,735,805
	(Cost $12,676,389)
REAL ESTATE INVESTMENT TRUSTS – 4.0%
	Equity Real Estate Investment Trusts – 1.2%
2,646	Lamar Advertising Co., Class A	175,086
	Mortgage Real Estate Investment Trusts – 2.8%
77,873	Two Harbors Investment Corp.	396,373
	Total Real Estate Investment Trusts	571,459
	(Cost $585,075)
	Total Investments – 99.9%	14,307,264
	(Cost $13,261,464) (b)
	Net Other Assets and Liabilities – 0.1%	12,922
	Net Assets – 100.0%	$14,320,186

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $13,272,663. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,374,566 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $339,965. The net unrealized appreciation was $1,034,601.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 13,735,805	$ 13,735,805	$ —	$ —
Real Estate Investment Trusts*	571,459	571,459	—	—
Total Investments	$ 14,307,264	$ 14,307,264	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments
September 30, 2020
Shares	Description	Value
COMMON STOCKS – 96.3%
	Beverages – 1.9%
31,744	Brown-Forman Corp., Class B	$2,390,958
	Biotechnology – 3.2%
10,649	Amgen, Inc.	2,706,550
4,864	Vertex Pharmaceuticals, Inc. (a)	1,323,592
		4,030,142
	Building Products – 2.6%
60,867	A.O. Smith Corp.	3,213,778
	Capital Markets – 5.0%
25,992	Intercontinental Exchange, Inc.	2,600,500
22,761	Morningstar, Inc.	3,655,644
		6,256,144
	Commercial Services & Supplies – 3.0%
67,952	Rollins, Inc.	3,682,319
	Containers & Packaging – 1.4%
120,942	Graphic Packaging Holding Co.	1,704,073
	Electric Utilities – 1.3%
6,022	NextEra Energy, Inc.	1,671,466
	Entertainment – 3.4%
23,121	Electronic Arts, Inc. (a)	3,015,209
130,564	Zynga, Inc., Class A (a)	1,190,744
		4,205,953
	Food Products – 1.9%
12,118	McCormick & Co., Inc.	2,352,104
	Health Care Equipment & Supplies – 9.1%
22,963	Abbott Laboratories	2,499,063
17,894	Danaher Corp.	3,853,115
5,006	IDEXX Laboratories, Inc. (a)	1,967,909
10,939	West Pharmaceutical Services, Inc.	3,007,131
		11,327,218
	Health Care Providers & Services – 1.0%
2,488	Chemed Corp.	1,195,111
	Household Durables – 2.0%
25,641	Garmin Ltd.	2,432,305
	Industrial Conglomerates – 1.3%
4,074	Roper Technologies, Inc.	1,609,678
	Insurance – 2.6%
28,536	Marsh & McLennan Cos., Inc.	3,273,079
	Interactive Media & Services – 3.4%
1,984	Alphabet, Inc., Class A (a)	2,907,751
Shares	Description	Value

	Interactive Media & Services (Continued)
4,949	Facebook, Inc., Class A (a)	$1,296,143
		4,203,894
	Internet & Direct Marketing Retail – 5.0%
1,064	Amazon.com, Inc. (a)	3,350,249
54,732	eBay, Inc.	2,851,537
		6,201,786
	IT Services – 10.8%
6,375	Accenture PLC, Class A	1,440,686
45,426	Black Knight, Inc. (a)	3,954,333
41,560	Booz Allen Hamilton Holding Corp.	3,448,649
17,281	Jack Henry & Associates, Inc.	2,809,718
9,134	VeriSign, Inc. (a)	1,871,100
		13,524,486
	Life Sciences Tools & Services – 10.7%
34,000	Agilent Technologies, Inc.	3,431,960
3,927	Bio-Rad Laboratories, Inc., Class A (a)	2,024,211
11,186	Bio-Techne Corp.	2,771,108
1,597	Mettler-Toledo International, Inc. (a)	1,542,303
8,000	Thermo Fisher Scientific, Inc.	3,532,160
		13,301,742
	Machinery – 2.6%
17,720	IDEX Corp.	3,232,305
	Media – 6.0%
6,295	Charter Communications, Inc., Class A (a)	3,930,220
25,210	Liberty Broadband Corp., Class A (a)	3,575,030
		7,505,250
	Multiline Retail – 3.0%
18,110	Dollar General Corp.	3,796,218
	Pharmaceuticals – 1.7%
12,796	Zoetis, Inc.	2,116,075
	Professional Services – 3.4%
11,240	Equifax, Inc.	1,763,556
13,333	Verisk Analytics, Inc.	2,470,738
		4,234,294
	Software – 4.6%
5,772	Microsoft Corp.	1,214,025
6,191	Synopsys, Inc. (a)	1,324,750
9,201	Tyler Technologies, Inc. (a)	3,207,100
		5,745,875

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments (Continued)
September 30, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail – 1.7%
15,088	Tractor Supply Co.	$2,162,714
	Technology Hardware, Storage & Peripherals – 1.1%
12,102	Apple, Inc.	1,401,533
	Textiles, Apparel & Luxury Goods – 1.3%
13,367	NIKE, Inc., Class B	1,678,093
	Wireless Telecommunication Services – 1.3%
13,903	T-Mobile US, Inc. (a)	1,589,947
	Total Common Stocks	120,038,540
	(Cost $111,360,325)
REAL ESTATE INVESTMENT TRUSTS – 3.6%
	Equity Real Estate Investment Trusts – 3.6%
24,628	CoreSite Realty Corp.	2,927,777
2,141	Equinix, Inc.	1,627,438
	Total Real Estate Investment Trusts	4,555,215
	(Cost $4,515,619)
	Total Investments – 99.9%	124,593,755
	(Cost $115,875,944) (b)
	Net Other Assets and Liabilities – 0.1%	80,271
	Net Assets – 100.0%	$124,674,026

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $115,885,794. As of September 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,456,412 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $748,451. The net unrealized appreciation was $8,707,961.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 120,038,540	$ 120,038,540	$ —	$ —
Real Estate Investment Trusts*	4,555,215	4,555,215	—	—
Total Investments	$ 124,593,755	$ 124,593,755	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

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First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2020
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
ASSETS:
Investments, at value	$ 10,038,312	$ 42,227,876	$ 125,858,146
Cash	5,670	237,924	55,345
Foreign currency	—	9,472	—
Due from authorized participant	—	—	146,701
Receivables:
Dividends	10,708	40,662	63,873
Dividend reclaims	87	44,613	13,168
Securities lending income	—	32	3,800
Investment securities sold	—	298,465	23,917
Miscellaneous	—	—	2,520
Total Assets	10,054,777	42,859,044	126,167,470
LIABILITIES:
Due to authorized participant	—	298,508	—
Due to custodian foreign currency	—	—	3,888
Payables:
Collateral for securities on loan	—	257,288	5,387,005
Investment advisory fees	4,877	22,942	63,182
Investment securities purchased	—	—	164,753
Other liabilities	—	—	—
Total Liabilities	4,877	578,738	5,618,828
NET ASSETS	$10,049,900	$42,280,306	$120,548,642
NET ASSETS consist of:
Paid-in capital	$ 11,693,007	$ 45,962,564	$ 109,333,876
Par value	5,500	13,500	31,000
Accumulated distributable earnings (loss)	(1,648,607)	(3,695,758)	11,183,766
NET ASSETS	$10,049,900	$42,280,306	$120,548,642
NET ASSET VALUE, per share	$18.27	$31.32	$38.89
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	550,002	1,350,002	3,100,002
Investments, at cost	$10,285,052	$40,676,095	$108,244,999
Foreign currency, at cost (proceeds)	$—	$9,475	$(3,886)
Securities on loan, at value	$—	$251,255	$5,170,739

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

$ 14,307,264	$ 124,593,755
2,823	87,266
—	—
—	—

17,140	51,118
—	—
—	—
—	—
—	—
14,327,227	124,732,139

—	—
—	—

—	—
7,041	58,059
—	—
—	54
7,041	58,113
$ 14,320,186	$ 124,674,026

$ 21,769,467	$ 129,072,000
9,500	55,500
(7,458,781)	(4,453,474)
$ 14,320,186	$ 124,674,026
$15.07	$22.46
950,002	5,550,002
$13,261,464	$115,875,944
$—	$—
$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2020
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
INVESTMENT INCOME:
Dividends	$ 215,709	$ 769,781	$ 751,879
Interest	70	2,127	306
Securities lending income (net of fees)	—	32	4,305
Foreign withholding tax	(369)	(54,287)	(57,233)
Other	34	—	4
Total investment income	215,444	717,653	699,261
EXPENSES:
Investment advisory fees	53,163	264,223	565,574
Total expenses	53,163	264,223	565,574
NET INVESTMENT INCOME (LOSS)	162,281	453,430	133,687
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,168,307)	(2,897,796)	(4,348,352)
In-kind redemptions	(22,487)	2,940,981	4,644,066
Foreign currency transactions	—	(5,823)	(11,556)
Net realized gain (loss)	(1,190,794)	37,362	284,158
Net change in unrealized appreciation (depreciation) on:
Investments	(179,227)	2,604,667	19,322,962
Foreign currency translation	—	2,259	777
Net change in unrealized appreciation (depreciation)	(179,227)	2,606,926	19,323,739
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,370,021)	2,644,288	19,607,897
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,207,740)	$ 3,097,718	$ 19,741,584

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

$364,721	$1,901,269
141	1,480
—	—
(700)	—
—	—
364,162	1,902,749

101,044	632,238
101,044	632,238
263,118	1,270,511

(6,428,820)	(12,459,765)
2,122,682	4,736,390
—	—
(4,306,138)	(7,723,375)

442,804	1,459,243
—	—
442,804	1,459,243
(3,863,334)	(6,264,132)
$(3,600,216)	$(4,993,621)
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)		First Trust Indxx Innovative Transaction & Process ETF (LEGR)
	Year Ended 9/30/2020	Year Ended 9/30/2019	Year Ended 9/30/2020	Year Ended 9/30/2019
OPERATIONS:
Net investment income (loss)	$ 162,281	$ 84,798	$ 453,430	$ 829,611
Net realized gain (loss)	(1,190,794)	(70,170)	37,362	(1,439,737)
Net change in unrealized appreciation (depreciation)	(179,227)	19,423	2,606,926	(806,360)
Net increase (decrease) in net assets resulting from operations	(1,207,740)	34,051	3,097,718	(1,416,486)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(168,006)	(77,316)	(485,781)	(931,216)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	5,819,163	4,941,871	7,989,565	5,755,954
Cost of shares redeemed	(1,521,463)	(2,027,589)	(9,369,188)	(12,377,412)
Net increase (decrease) in net assets resulting from shareholder transactions	4,297,700	2,914,282	(1,379,623)	(6,621,458)
Total increase (decrease) in net assets	2,921,954	2,871,017	1,232,314	(8,969,160)
NET ASSETS:
Beginning of period	7,127,946	4,256,929	41,047,992	50,017,152
End of period	$10,049,900	$7,127,946	$42,280,306	$41,047,992
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	350,002	200,002	1,400,002	1,650,002
Shares sold	300,000	250,000	250,000	200,000
Shares redeemed	(100,000)	(100,000)	(300,000)	(450,000)
Shares outstanding, end of period	550,002	350,002	1,350,002	1,400,002

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)		First Trust Dorsey Wright Momentum & Value ETF (DVLU)		First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Year Ended 9/30/2020	Year Ended 9/30/2019	Year Ended 9/30/2020	Year Ended 9/30/2019	Year Ended 9/30/2020	Year Ended 9/30/2019

$ 133,687	$ 282,496	$ 263,118	$ 315,665	$ 1,270,511	$ 926,280
284,158	651,147	(4,306,138)	(1,161,648)	(7,723,375)	506,759
19,323,739	(2,353,486)	442,804	802,857	1,459,243	7,348,637
19,741,584	(1,419,843)	(3,600,216)	(43,126)	(4,993,621)	8,781,676

(123,270)	(228,355)	(275,921)	(304,606)	(1,537,266)	(677,875)

52,562,180	46,213,939	13,377,808	16,351,247	161,964,199	128,194,548
(13,075,070)	(15,348,719)	(14,632,747)	(10,177,317)	(161,928,165)	(19,089,252)
39,487,110	30,865,220	(1,254,939)	6,173,930	36,034	109,105,296
59,105,424	29,217,022	(5,131,076)	5,826,198	(6,494,853)	117,209,097

61,443,218	32,226,196	19,451,262	13,625,064	131,168,879	13,959,782
$120,548,642	$61,443,218	$14,320,186	$19,451,262	$124,674,026	$131,168,879

1,950,002	1,000,002	1,050,002	700,002	5,750,002	700,002
1,550,000	1,450,000	800,000	900,000	7,450,000	5,950,000
(400,000)	(500,000)	(900,000)	(550,000)	(7,650,000)	(900,000)
3,100,002	1,950,002	950,002	1,050,002	5,550,002	5,750,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
	Year Ended		Period Ended 9/30/2018 (a)
	9/30/2020	9/30/2019
Net asset value, beginning of period	$ 20.37	$ 21.28	$ 19.94
Income from investment operations:
Net investment income (loss)	0.33	0.35	0.26
Net realized and unrealized gain (loss)	(2.08)	(0.92)	1.31
Total from investment operations	(1.75)	(0.57)	1.57
Distributions paid to shareholders from:
Net investment income	(0.35)	(0.34)	(0.23)
Net asset value, end of period	$18.27	$20.37	$21.28
Total return (b)	(8.56)%	(2.59)%	7.92%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 10,050	$ 7,128	$ 4,257
Ratio of total expenses to average net assets	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.83%	1.95%	1.49% (c)
Portfolio turnover rate (d)	76%	78%	72%

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
	Year Ended		Period Ended 9/30/2018 (a)
	9/30/2020	9/30/2019
Net asset value, beginning of period	$ 29.32	$ 30.31	$ 29.99
Income from investment operations:
Net investment income (loss)	0.35	0.59	0.26
Net realized and unrealized gain (loss)	2.02	(0.93)	0.29
Total from investment operations	2.37	(0.34)	0.55
Distributions paid to shareholders from:
Net investment income	(0.37)	(0.65)	(0.23)
Net asset value, end of period	$31.32	$29.32	$30.31
Total return (b)	8.13%	(1.08)%	1.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 42,280	$ 41,048	$ 50,017
Ratio of total expenses to average net assets	0.65%	0.65%	0.65% (c)
Ratio of net investment income (loss) to average net assets	1.12%	1.95%	1.63% (c)
Portfolio turnover rate (d)	25%	35%	53%

(a)	Inception date is January 24, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
	Year Ended		Period Ended 9/30/2018 (a)
	9/30/2020	9/30/2019
Net asset value, beginning of period	$ 31.51	$ 32.23	$ 29.91
Income from investment operations:
Net investment income (loss)	0.04	0.17	0.12
Net realized and unrealized gain (loss)	7.39	(0.75)	2.31
Total from investment operations	7.43	(0.58)	2.43
Distributions paid to shareholders from:
Net investment income	(0.05)	(0.14)	(0.11)
Net asset value, end of period	$38.89	$31.51	$32.23
Total return (b)	23.60%	(1.81)%	8.15%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 120,549	$ 61,443	$ 32,226
Ratio of total expenses to average net assets	0.65%	0.65%	0.65% (c)
Ratio of net investment income (loss) to average net assets	0.15%	0.68%	0.62% (c)
Portfolio turnover rate (d)	34%	43%	67%

(a)	Inception date is February 21, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
	Year Ended		Period Ended 9/30/2018 (a)
	9/30/2020	9/30/2019
Net asset value, beginning of period	$ 18.52	$ 19.46	$ 19.98
Income from investment operations:
Net investment income (loss)	0.25	0.33	0.02
Net realized and unrealized gain (loss)	(3.44)	(0.94)	(0.54)
Total from investment operations	(3.19)	(0.61)	(0.52)
Distributions paid to shareholders from:
Net investment income	(0.26)	(0.33)	—
Net asset value, end of period	$15.07	$18.52	$19.46
Total return (b)	(17.19)%	(3.04)%	(2.60)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 14,320	$ 19,451	$ 13,625
Ratio of total expenses to average net assets	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.56%	2.01%	3.61% (c)
Portfolio turnover rate (d)	205%	152%	0%

(a)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
	Year Ended		Period Ended 9/30/2018 (a)
	9/30/2020	9/30/2019
Net asset value, beginning of period	$ 22.81	$ 19.94	$ 19.97
Income from investment operations:
Net investment income (loss)	0.28	0.29	0.03
Net realized and unrealized gain (loss)	(0.30)	2.85	(0.06)
Total from investment operations	(0.02)	3.14	(0.03)
Distributions paid to shareholders from:
Net investment income	(0.33)	(0.27)	—
Net asset value, end of period	$22.46	$22.81	$19.94
Total return (b)	0.03%	15.93%	(0.15)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 124,674	$ 131,169	$ 13,960
Ratio of total expenses to average net assets	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.21%	2.37%	3.81% (c)
Portfolio turnover rate (d)	187%	81%	0%

(a)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2020
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty exchange-traded funds that are offering shares. This report covers the five funds listed below, each a non-diversified series of the Trust.
First Trust SMID Cap Rising Dividend Achievers ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “SDVY”)
First Trust Indxx Innovative Transaction & Process ETF – (Nasdaq ticker “LEGR”)
First Trust Nasdaq Artificial Intelligence and Robotics ETF – (Nasdaq ticker “ROBT”)
First Trust Dorsey Wright Momentum & Value ETF – (Nasdaq ticker “DVLU”)
First Trust Dorsey Wright Momentum & Low Volatility ETF – (Nasdaq ticker “DVOL”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares currently are listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Each Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Funds invest, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust SMID Cap Rising Dividend Achievers ETF	Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index
First Trust Indxx Innovative Transaction & Process ETF	Indxx Blockchain Index
First Trust Nasdaq Artificial Intelligence and Robotics ETF	Nasdaq CTA Artificial Intelligence and Robotics IndexSM
First Trust Dorsey Wright Momentum & Value ETF	Dorsey Wright Momentum Plus Value Index
First Trust Dorsey Wright Momentum & Low Volatility ETF	Dorsey Wright Momentum Plus Low Volatility Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2020, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
E. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. During the fiscal year ended September 30, 2020, LEGR and ROBT participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended September 30, 2020, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ 168,006	$ —	$ —
First Trust Indxx Innovative Transaction & Process ETF	485,781	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	123,270	—	—
First Trust Dorsey Wright Momentum & Value ETF	275,921	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	1,537,266	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2019, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ 77,316	$ —	$ —
First Trust Indxx Innovative Transaction & Process ETF	931,216	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	228,355	—	—
First Trust Dorsey Wright Momentum & Value ETF	304,508	98	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	677,676	199	—
As of September 30, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust SMID Cap Rising Dividend Achievers ETF	$ 6,823	$ (1,261,317)	$ (394,113)
First Trust Indxx Innovative Transaction & Process ETF	27,536	(4,530,587)	807,293
First Trust Nasdaq Artificial Intelligence and Robotics ETF	156,520	(3,637,596)	14,664,842
First Trust Dorsey Wright Momentum & Value ETF	14,942	(8,508,324)	1,034,601
First Trust Dorsey Wright Momentum & Low Volatility ETF	270	(13,161,705)	8,707,961
H. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019 and 2020 remain open to federal and state audit. As of September 30, 2020, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2020, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
Non-Expiring Capital Loss Carryforward
First Trust SMID Cap Rising Dividend Achievers ETF	$ 1,261,317
First Trust Indxx Innovative Transaction & Process ETF	4,530,587
First Trust Nasdaq Artificial Intelligence and Robotics ETF	3,637,596
First Trust Dorsey Wright Momentum & Value ETF	8,508,324
First Trust Dorsey Wright Momentum & Low Volatility ETF	13,161,705
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2020, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ —	$ 208,923	$ (208,923)
First Trust Indxx Innovative Transaction & Process ETF	19,867	(2,857,213)	2,837,346
First Trust Nasdaq Artificial Intelligence and Robotics ETF	(11,556)	(4,362,347)	4,373,903
First Trust Dorsey Wright Momentum & Value ETF	—	(2,068,540)	2,068,540
First Trust Dorsey Wright Momentum & Low Volatility ETF	—	(4,308,357)	4,308,357
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into licensing agreements with Nasdaq, Inc. and with Indxx, LLC (individually, the “Licensor” and collectively “Licensors”) for the Funds. The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensors. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. SDVY, DVLU and DVOL have each agreed to pay First Trust an annual unitary management fee equal to 0.60% of their average daily net assets. LEGR and ROBT have each agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$ 6,723,253	$ 6,730,066
First Trust Indxx Innovative Transaction & Process ETF	11,648,117	10,200,430
First Trust Nasdaq Artificial Intelligence and Robotics ETF	31,254,004	29,577,504
First Trust Dorsey Wright Momentum & Value ETF	34,501,946	34,502,362
First Trust Dorsey Wright Momentum & Low Volatility ETF	203,093,897	202,296,181

For the fiscal year ended September 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$ 5,806,887	$ 1,519,620
First Trust Indxx Innovative Transaction & Process ETF	7,166,918	9,077,800
First Trust Nasdaq Artificial Intelligence and Robotics ETF	50,726,609	12,939,369
First Trust Dorsey Wright Momentum & Value ETF	13,325,856	14,575,948
First Trust Dorsey Wright Momentum & Low Volatility ETF	161,048,155	161,718,468
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund’s portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2022.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, First Trust Dorsey Wright Momentum & Low Volatility ETF and First Trust Dorsey Wright Momentum & Value ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Operations, Statements of Changes in Net Assets and Financial Highlights
First Trust SMID Cap Rising Dividend Achievers ETF	For the years ended September 30, 2020 and 2019, and the period from November 1, 2017 (commencement of operations) through September 30, 2018
First Trust Indxx Innovative Transaction & Process ETF	For the years ended September 30, 2020 and 2019, and the period from January 24, 2018 (commencement of operations) through September 30, 2018
First Trust Nasdaq Artificial Intelligence and Robotics ETF	For the years ended September 30, 2020 and 2019, and the period from February 21, 2018 (commencement of operations) through September 30, 2018
First Trust Dorsey Wright Momentum & Low Volatility ETF	For the years ended September 30, 2020 and 2019, and the period from September 5, 2018 (commencement of operations) through September 30, 2018
First Trust Dorsey Wright Momentum & Value ETF
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
November 23, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended September 30, 2020, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Indxx Innovative Transaction & Process ETF	49.57%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	64.37%
First Trust Dorsey Wright Momentum & Value ETF	100.00%
First Trust Dorsey Wright Momentum & Low Volatility ETF	100.00%
For the taxable year ended September 30, 2020, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Indxx Innovative Transaction & Process ETF	100.00%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	100.00%
First Trust Dorsey Wright Momentum & Low Volatility ETF	100.00%
A portion of the ordinary dividends (including short-term capital gains) that ROBT, DVLU and DVOL paid to shareholders during the taxable year ended September 30, 2020, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Funds received from the underlying Real Estate Investment Trusts (REITs) they invest in.
The following Fund met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries is as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Indxx Innovative Transaction & Process ETF	$ 505,472	$ 0.37	$ 53,679	$ 0.04
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
Advisory Agreements
Board Considerations Regarding Approval of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following five series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for LEGR was equal to the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information for the one-year period ended December 31, 2019 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index, but given each Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	187	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	187	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	187	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	187	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	187	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $332,464 for the fiscal year ended September 30, 2019 and $327,900 for the fiscal year ended September 30, 2020.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2019 and were $0 for the fiscal year ended September 30, 2020.

Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2019 and were $0 for the fiscal year ended September 30, 2020.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $52,175 for the fiscal year ended September 30, 2019 and $197,336 for the fiscal year ended September 20, 2020.

Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended September 30, 2019 and were $0 for the fiscal year ended September 30, 2020.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2018 and were $0 for the fiscal year ended September 30, 2019.

All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2019 and were $0 for the fiscal year ended September 30, 2020.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant: Adviser and Distributor:

(b) 0% (b) 0%

(c) 0% (c) 0%

(d) 0% (d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2019 were $34,400 for the Distributor, $28,500 for the Advisor, and $52,175 for the Registrant and for the fiscal year ended September 30, 2020 were $70,330 for the Distributor, $47,170 for the Advisor, and $197,336 for the Registrant.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not Applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Exchange-Traded Fund VI

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date:	December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 7, 2020

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	December 7, 2020